                                                     PROSPECTUS FEBRUARY 1, 2002

JPMORGAN U.S. EQUITY FUNDS
CLASS A, CLASS B, AND CLASS C SHARES

BALANCED FUND

CAPITAL GROWTH FUND

CORE EQUITY FUND

DISCIPLINED EQUITY FUND (CLASS A AND CLASS B)

DYNAMIC SMALL CAP FUND

EQUITY GROWTH FUND

EQUITY INCOME FUND

GROWTH AND INCOME FUND

MID CAP GROWTH FUND (CLASS A AND CLASS B)

MID CAP VALUE FUND

SMALL CAP EQUITY FUND (CLASS A AND CLASS B)

SMALL CAP GROWTH FUND

U.S. EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Balanced Fund                                       1
Capital Growth Fund                                 9
Core Equity Fund                                   14
Disciplined Equity Fund                            19
Dynamic Small Cap Fund                             24
Equity Growth Fund                                 29
Equity Income Fund                                 35
Growth and Income Fund                             40
Mid Cap Growth Fund                                46
Mid Cap Value Fund                                 52
Small Cap Equity Fund                              58
Small Cap Growth Fund                              64
U.S. Equity Fund                                   70
The Funds' Management and Administration           75
How Your Account Works                             78
   Know Which Classes to Buy                       78
   About Sales Charges                             78
   General                                         79
   Buying Fund Shares                              80
   Selling Fund Shares                             81
   Exchanging Fund Shares                          82
   Other Information Concerning the Funds          82
   Distributions and Taxes                         83
Shareholder Services                               84
What the Terms Mean                                85
Risk and Reward Elements                           86
Financial Highlights                               88
How To Reach Us                             Back cover

JPMORGAN BALANCED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86 -
87.

THE FUND'S OBJECTIVE
The Fund seeks to provide a balance of current income and growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks a balance of current income and growth by using the following strategies:

- an active equity management style which focuses on equity securities that it considers most undervalued.

- an active fixed-income management style that focuses primarily on domestic fixed-income securities.

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), the Fund's adviser, may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on its analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.

The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). Market capitalization is the total market value of a company's shares. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market as represented by this index.

Equity securities include common stocks, preferred stocks and securities that are convertible into common stocks, and depositary receipts.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment grade or the adviser considers them to be comparable to investment grade.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in mortgage-related securities, collateralized mort-gage obligations and real estate investment trusts. The Fund may also enter into "dollar rolls."

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria.

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

- temporary mispricings caused by market overreactions.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's adviser will adjust the maturity based on its outlook for the economy.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities, asset sectors, or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-related investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default.

The Fund's performance will also depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and Lehman Gov't/Credit Index, widely recognized market benchmarks, and the Lipper Balanced Funds Index. In the past, the Fund compared its performance to the Lehman Gov't/Credit Index. The Fund now compares its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

[CHART OF YEAR-BY-YEAR RETURNS(1,2)]


1992          5.32%
1993          6.01%
1994         -2.27%
1995         23.83%
1996         11.31%
1997         23.67%
1998         25.04%
1999         13.94%
2000         -2.80%
2001         -5.92%


--------------------------------------------
BEST QUARTER                        13.24%
--------------------------------------------
                        4th quarter, 1998
--------------------------------------------
WORST QUARTER                       -8.06%
--------------------------------------------
                        4th quarter, 2001

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001(1,3)


                                            PAST 1 YEAR PAST 5 YEARS PAST 10 YEARS
-----------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES         -11.31        8.72         8.61
-----------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                 -12.15        6.96         7.73
-----------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES          -6.52        6.80         7.12
-----------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES         -11.02        9.60         9.19
-----------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES          -7.41        9.87         9.19
-----------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                   -11.88       10.70        12.93
-----------------------------------------------------------------------------------
LEHMAN GOV'T/CREDIT INDEX (NO EXPENSES)         8.51        7.36         7.27
-----------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)       8.42        7.43         7.23
-----------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX (NO EXPENSES)      -3.24        8.37         9.54
-----------------------------------------------------------------------------------

(1) THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES AND CLASS C SHARES
    WERE LAUNCHED ON 2/16/01, IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS A SHARES WERE LAUNCHED ON 10/16/98 IS BASED ON THE PERFORMANCE OF THE SELECT CLASS SHARES (FORMERLY INSTITUTIONAL CLASS SHARES PRIOR TO 9/10/01) OF THE FUND. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A, B AND C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

(3) THE AFTER-TAX RETURNS ARE ONLY FOR THE CLASS A SHARES OFFERED BY THIS PROSPECTUS AND AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Class A, and the estimated expenses of Class B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
--------------------------------------------------------------------------------
THE OFFERING PRICE*        5.75%            NONE              NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
--------------------------------------------------------------------------------
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
--------------------------------------------------------------------------------
REDEMPTION PROCEEDS        NONE             5.00%             1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                CLASS A    CLASS B    CLASS C
                                                SHARES(1)  SHARES(2)  SHARES(2)
--------------------------------------------------------------------------------
MANAGEMENT FEES                                    0.50      0.50       0.50
DISTRIBUTION (RULE 12b-1) FEES                     0.25      0.75       0.75
SHAREHOLDER SERVICE FEES                           0.25      0.25       0.25
OTHER EXPENSES                                     0.52      0.53       0.53
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                           1.52      2.03       2.03
--------------------------------------------------------------------------------
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)           (0.27)    (0.10)     (0.10)
--------------------------------------------------------------------------------
NET EXPENSES(3)                                    1.25      1.93       1.93
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25%, 1.93% AND 1.93% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 4/30/03.

The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
CLASS A SHARES* ($)            695        996         1,326       2,256
----------------------------------------------------------------------------
CLASS B SHARES** ($)           696        925         1,282       2,218***
----------------------------------------------------------------------------
CLASS C SHARES** ($)           296        625         1,082       2,349
----------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
CLASS B SHARES ($)             196        625         1,082       2,218***
----------------------------------------------------------------------------
CLASS C SHARES ($)             196        625         1,082       2,349
----------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86 -
87.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap(R) Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMFAM(USA), applies an active equity management style focused on investing in mid-sized companies. The Fund focuses on companies with high-quality management, with a leading or dominant position in a major product line, new or innovative products and services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Growth Index, S&P MidCap 400 Index, widely recognized market benchmarks, and the Lipper Mid-Cap Core Funds Index. In the past, the Fund has compared its performance to the S&P Mid Cap 400 Index, but in the future, the Fund intends to compare its performance to the Russell Mid Cap(R) Growth Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

[CHART OF YEAR-BY-YEAR RETURNS(1,2)]

1992         12.95%
1993         20.17%
1994         -1.31%
1995         22.24%
1996         24.20%
1997         23.37%
1998          5.54%
1999         12.77%
2000         14.17%
2001         -4.52%

--------------------------------------------
BEST QUARTER                        17.45%
--------------------------------------------
                        4TH QUARTER, 1998
--------------------------------------------
WORST QUARTER                      -19.57%
--------------------------------------------
                        3RD QUARTER, 2001

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001(1,3)


                                           PAST 1 YEAR  PAST 5 YEARS PAST 10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES         -10.01        8.57        11.86
----------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                              -10.01        6.44        10.01
----------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES          -6.09        6.57         9.49
----------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES          -9.72        9.04        12.09
----------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES          -5.95        9.15        11.99
----------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX
(NO EXPENSES)                                 -20.15        9.02        11.10
----------------------------------------------------------------------------------
S&P MID-CAP 400 INDEX (NO EXPENSES)            -0.61       16.11        15.10
----------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS
INDEX (NO EXPENSES)                            -4.90       11.28        12.43
----------------------------------------------------------------------------------

(1) CLASS B SHARES WERE FIRST OFFERED ON 11/4/93. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. CLASS C SHARES WERE FIRST OFFERED ON 1/2/98. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS B SHARES OF THE FUND SINCE 11/4/93 AND CLASS A SHARES OF THE FUND PRIOR TO THAT DATE. THE ACTUAL RETURNS OF CLASS B AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND
    CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

(3) THE AFTER-TAX RETURNS ARE ONLY FOR THE CLASS A SHARES OFFERED BY THIS PROSPECTUS AND AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*        5.75%            NONE              NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS        NONE             5.00%             1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                 CLASS A   CLASS B  CLASS C
                                                 SHARES    SHARES   SHARES
------------------------------------------------------------------------------
MANAGEMENT FEES                                   0.40      0.40     0.40
DISTRIBUTION (RULE 12b-1) FEES                    0.25      0.75     0.75
SHAREHOLDER SERVICE FEES                          0.25      0.25     0.25
OTHER EXPENSES(1)                                 0.47      0.47     0.47
------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                          1.37      1.87     1.87
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (0.02)    (0.02)   (0.02)
------------------------------------------------------------------------------
NET EXPENSES(2)                                   1.35      1.85     1.85
------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.35%, 1.85% AND 1.85%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 4/30/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR     3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)            705        982         1,280        2,125
--------------------------------------------------------------------------------
CLASS B SHARES** ($)           688        885         1,209        2,058***
--------------------------------------------------------------------------------
CLASS C SHARES** ($)           288        585         1,009        2,189
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR     3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)             188        585         1,009        2,058***
--------------------------------------------------------------------------------
CLASS C SHARES ($)             188        585         1,009        2,189
--------------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN CORE EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86 -
87.

THE FUND'S OBJECTIVE
The Fund seeks to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. The Fund normally invests at least 70% of its total assets in equity securities. Equity securities may include common stocks, convertible securities, preferred stocks and depositary receipts.

The Fund intends to invest primarily in equity securities. It may also invest in investment-grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.

In managing the Fund, the adviser, JPMFAM(USA), seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P
500. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

[CHART OF YEAR-BY-YEAR RETURNS(1,2)]

1994         -4.03%
1995         25.53%
1996         22.54%
1997         33.33%
1998         30.80%
1999         23.59%
2000        -12.19%
2001        -14.41%

--------------------------------------------
BEST QUARTER                        22.85%
--------------------------------------------
                        4TH QUARTER, 1998
--------------------------------------------
WORST QUARTER                      -14.75%
--------------------------------------------
                        1ST QUARTER, 2001

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001(1),(2),(3)

                                          PAST 1 YEAR. PAST 5 YEARS. LIFE OF FUND
---------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES        -19.32          8.83       10.70
---------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                -19.32          8.24       10.35
---------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES        -11.77          7.33        9.15
---------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES        -19.20          9.71       11.37
---------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES        -15.76         10.00       11.37
---------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                  -11.88         10.70       13.86
---------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS
INDEX (NO EXPENSES)                          -12.83          9.59       12.09
---------------------------------------------------------------------------------

(1) THE PERFORMANCE FOR THE PERIOD BEFORE CLASS A SHARES WERE LAUNCHED ON 9/10/98 IS BASED ON THE PERFORMANCE OF SELECT CLASS SHARES (FORMERLY INSTITUTIONAL CLASS SHARES PRIOR TO 9/10/01) OF THE FUND. DURING THIS PERIOD THE ACTUAL RETURNS OF CLASS A SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES. CLASS B SHARES AND CLASS C SHARES WERE FIRST OFFERED ON 2/16/01. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES AND CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

(2) THE FUND'S FISCAL YEAR END IS 12/31.

(3) THE AFTER-TAX RETURNS ARE ONLY FOR THE CLASS A SHARES OFFERED BY THIS PROSPECTUS AND AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Classes A, and the estimated expenses of Class B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*        5.75%            NONE              NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS        NONE             5.00%             1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                CLASS A    CLASS B    CLASS C
                                                SHARES(1)  SHARES(2)  SHARES(2)
--------------------------------------------------------------------------------
MANAGEMENT FEES                                   0.50      0.50       0.50
--------------------------------------------------------------------------------
DISTRIBUTION (RULE 12b-1) FEES                    0.25      0.75       0.75
--------------------------------------------------------------------------------
SHAREHOLDER SERVICE FEES                          0.25      0.25       0.25
--------------------------------------------------------------------------------
OTHER EXPENSES                                    0.56      0.56       0.56
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                          1.56      2.06       2.06
--------------------------------------------------------------------------------
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)          (0.31)    (0.06)     (0.06)
--------------------------------------------------------------------------------
NET EXPENSES(3)                                   1.25      2.00       2.00
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25%, 2.00% AND 2.00%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 4/30/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)            695        1,003       1,341       2,294
--------------------------------------------------------------------------------
CLASS B SHARES** ($)           703          938       1,302       2,256***
--------------------------------------------------------------------------------
CLASS C SHARES** ($)           303          638       1,102       2,384
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)             203        638         1,102       2,256***
--------------------------------------------------------------------------------
CLASS C SHARES ($)             203        638         1,102       2,384
--------------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86 -
87.

THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries relative to the S&P 500.

Within each industry, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

The Fund may invest any portion of its assets that isn't in equity securities or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price
- high potential reward compared to potential risk
- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's predecessor has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS(1,2)]

1998         31.98%
1999         18.02%
2000        -11.11%
2001        -12.14%

--------------------------------------------
BEST QUARTER                        22.83%
--------------------------------------------
                        4TH QUARTER, 1998
--------------------------------------------
WORST QUARTER                      -15.97%
--------------------------------------------
                        3RD QUARTER, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*(1,2,3)

                                                PAST 1 YEAR     LIFE OF FUND
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES              -17.24           8.66
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                   -17.55           8.02
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES              -10.50           6.85
--------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES              -16.41           9.66
--------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                        -11.88           9.53
--------------------------------------------------------------------------------

(1) PRIOR TO A MERGER EFFECTIVE 9/10/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASS A AND B SHARES WERE LAUNCHED ON 9/28/01 AND THE FUND'S PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF SELECT CLASS SHARES FROM 9/7/01 TO 9/28/01,(FOR THE TABLE) AND THROUGH 12/31/01 (FOR THE BAR CHART), A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE, WHOSE INVESTMENT PROGRAM IS IDENTICAL TO AND WHOSE EXPENSES ARE SIMILAR TO THOSE OF CLASS A AND B SHARES, THE RETAIL FEEDER, FROM 12/31/97 TO 9/7/01, AND THE INSTITUTIONAL CLASS SHARES OF THE FUND FROM 1/3/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A AND B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES, THE RETAIL FEEDER SHARES AND INSTITUTIONAL CLASS SHARES. CLASS B SHARES CONVERT TO CLASS A SHARES
    AFTER EIGHT YEARS.

(2) THE FUND'S FISCAL YEAR END IS 5/31.

(3) THE AFTER-TAX RETURNS ARE ONLY FOR THE CLASS A SHARES OFFERED BY THIS PROSPECTUS AND AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND B SHARES
The estimated expenses of the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                             CLASS A SHARES    CLASS B SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*                          5.75%             NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS                          NONE              5.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                           CLASS A SHARES    CLASS B SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35              0.35
DISTRIBUTION (RULE 12b-1) FEES              0.25              0.75
SHAREHOLDER SERVICE FEES                    0.25              0.25
OTHER EXPENSES(1)                           0.39              0.39
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                    1.24              1.74
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)    (0.29)            (0.29)
--------------------------------------------------------------------------------
NET EXPENSES(2)                             0.95              1.45
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.95% AND 1.45%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 4/30/03.


EXAMPLE The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)            666        912         1,184       1,959
--------------------------------------------------------------------------------
CLASS B SHARES** ($)           648        813         1,110       1,889***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)             148        513          910        1,889***
--------------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86 -
87.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600/Barra Growth Index stocks. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMFAM (USA), applies an active equity management style focused on investing in small sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine if the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Small-Cap Growth Funds Index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS(1,2,3)]

1998         13.46%
1999         30.13%
2000         11.42%
2001        -14.33%

--------------------------------------------
BEST QUARTER                        24.00%
--------------------------------------------
                        4TH QUARTER, 1998
--------------------------------------------
WORST QUARTER                      -20.82%
--------------------------------------------
                        1ST QUARTER, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001(1,2,4)

                                                    PAST 1 YEAR    LIFE OF FUND
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES                  -19.26          13.24
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                          -19.26          12.30
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                  -11.73          10.96
--------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES                  -19.14          13.65
--------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES                  -15.76          13.90
--------------------------------------------------------------------------------
S&P SMALL-CAP 600/BARRA GROWTH INDEX (NO EXPENSES)      -1.18           5.60
--------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX (NO EXPENSES)      -12.75           7.32
--------------------------------------------------------------------------------

(1) CLASS C SHARES WERE FIRST OFFERED ON 1/7/98. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE FOR CLASS B SHARES OF THE FUND.

(2) THE FUND COMMENCED OPERATIONS ON 5/19/97.

(3) THE FUND'S FISCAL YEAR END IS 10/31.

(4) THE AFTER-TAX RETURNS ARE ONLY FOR THE CLASS A SHARES OFFERED BY THIS PROSPECTUS AND AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Classes A, B and C before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*        5.75%             NONE              NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS        NONE              5.00%             1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                 CLASS A   CLASS B   CLASS C
                                                 SHARES    SHARES    SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                   0.65      0.65      0.65
--------------------------------------------------------------------------------
DISTRIBUTION (RULE 12b-1) FEES                    0.25      0.75      0.75
SHAREHOLDER SERVICE FEES                          0.25      0.25      0.25
OTHER EXPENSES(1)                                 0.49      0.49      0.49
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                          1.64      2.14      2.14
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (0.14)    (0.02)    (0.02)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                   1.50      2.12     2.12
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50%, 2.12% AND 2.12%, RESPECTIVELY, OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/03.


EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR     3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)            719        1,046        1,400      2,393
--------------------------------------------------------------------------------
CLASS B SHARES** ($)           715          968        1,347      2,344***
--------------------------------------------------------------------------------
CLASS C SHARES** ($)           315          668        1,147      2,471
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR     3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)             215         668         1,147      2,344***
--------------------------------------------------------------------------------
CLASS C SHARES ($)             215         668         1,147      2,471
--------------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN EQUITY GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86 -
87.

THE FUND'S OBJECTIVES
The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, it may also invest in investment-grade debt securities.

The Fund may invest any portion of its assets that isn't in equities or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVES.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMFAM(USA), the adviser, seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:

- projected earnings growth rate that's greater than or equal to the equity markets in general

- return on assets and return on equity equal to or greater than the equity markets in general

- market capitalization of more than $500 million.

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objectives if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Growth Index, S&P 500/BARRA Growth Index, widely recognized market benchmarks, and the Lipper Large-Cap Growth Funds Index. In the past, the Fund compared its performance to the S&P 500/BARRA Growth Index. The Fund now compares its performance to the Russell 1000(R) Growth Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

[CHART OF YEAR-BY-YEAR RETURNS(1,2)]

1992          6.43%
1993          2.48%
1994         -0.90%
1995         25.78%
1996         20.52%
1997         37.20%
1998         41.19%
1999         31.54%
2000        -23.85%
2001        -19.06%

--------------------------------------------
BEST QUARTER                        27.32%
--------------------------------------------
                        4TH QUARTER, 1998
--------------------------------------------
WORST QUARTER                      -18.53%
--------------------------------------------
                        1ST QUARTER, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1,3)

                                        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES      -23.71        8.16          9.27
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                              -25.05        6.84          8.60
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES      -13.15        6.88          7.99
--------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES      -23.21        9.04          9.85
CLASS C SHARES -- RETURN BEFORE TAXES      -20.36        9.29          9.84
--------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH
INDEX (NO EXPENSES)                        -20.42        8.27         10.80
--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX
(NO EXPENSES)                              -12.73       11.07         12.30
--------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS
INDEX (NO EXPENSES)                        -23.87        7.50         10.60
--------------------------------------------------------------------------------

(1) THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES AND CLASS C SHARES WERE LAUNCHED ON 2/16/01 IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS A SHARES WERE LAUNCHED ON 8/13/98 IS BASED ON THE PERFORMANCE OF SELECT CLASS SHARES (FORMERLY INSTITUTIONAL CLASS SHARES PRIOR 9/10/01) OF THE FUND. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A, B AND C SHARES WOULD
    HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A SHARES HAVE HIGHER EXPENSES
    THAN SELECT CLASS SHARES.
(2) THE FUND'S FISCAL YEAR END IS 12/31.
(3) THE AFTER-TAX RETURNS ARE ONLY FOR THE CLASS A SHARES OFFERED BY THIS PROSPECTUS AND AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Class A, and the estimated expenses of Class B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*        5.75%             NONE              NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS        NONE              5.00%             1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                 CLASS A    CLASS B    CLASS C
                                                 SHARES(1)  SHARES(2)  SHARES(2)
--------------------------------------------------------------------------------
MANAGEMENT FEES                                   0.50       0.50       0.50
DISTRIBUTION (RULE 12b-1) FEES                    0.25       0.75       0.75
SHAREHOLDER SERVICE FEES                          0.25       0.25       0.25
OTHER EXPENSES                                    0.52       0.54       0.54
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                          1.52       2.04       2.04
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)          (0.27)     (0.56)     (0.06)
--------------------------------------------------------------------------------
NET EXPENSES(3)                                   1.25       1.98       1.98
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25%, 1.98% AND 1.98% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 4/30/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR     3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)            695          996       1,326        2,256
--------------------------------------------------------------------------------
CLASS B SHARES** ($)           701        1,024       1,487        2,571***
--------------------------------------------------------------------------------
CLASS C SHARES** ($)           701          932       1,291        2,230
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR     3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)             201        632         1,091        2,230***
--------------------------------------------------------------------------------
CLASS C SHARES ($)             201        632         1,091        2,363
--------------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN EQUITY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86 -
87.

THE FUND'S OBJECTIVE
The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of primarily income-oriented stocks. The Fund normally invests at least 65% of its total assets in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities it may also invest in investment grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million. The Fund combines growth and value styles of investing.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in small and mid-capitalization companies. The securities of small and mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Value Index, S&P 500 Index, widely recognized market benchmarks, and the Lipper Equity Income Funds Index. In the past, the Fund has compared its performance to the S&P 500 Index. The Fund now compares its performance to the Russell 1000(R) Value Index. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

[CHART OF YEAR-BY-YEAR RETURNS(1,2)]

1992          5.61%
1993         12.34%
1994         -3.37%
1995         33.72%
1996         17.87%
1997         31.05%
1998         26.12%
1999         12.70%
2000         -4.09%
2001         12.76%


--------------------------------------------
BEST QUARTER                        18.81%
--------------------------------------------
                        4TH QUARTER, 1998
--------------------------------------------
WORST QUARTER                      -11.92%
--------------------------------------------
                        1ST QUARTER, 2001



The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001(1,3)

                                        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES      -17.78        8.00         10.26
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                              -17.97        6.50          9.49
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES      -10.74        6.62          8.82
--------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES      -17.44        8.91         10.87
--------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES      -14.00        9.19         10.86
--------------------------------------------------------------------------------
RUSSELL 1000(R)VALUE INDEX (NO EXPENSES)    -5.59       11.13         14.16
--------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                -11.88       10.70         12.94
--------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS
INDEX (NO EXPENSES)                         -5.20        8.57         11.18
--------------------------------------------------------------------------------

(1) THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES AND CLASS C SHARES WERE LAUNCHED ON 2/16/01 IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS A SHARES WERE LAUNCHED ON 8/24/98 IS BASED ON THE PERFORMANCE OF INSTITUTIONAL CLASS SHARES OF THE FUND. DURING THIS PERIOD THE ACTUAL RETURNS OF CLASS
    A, B AND C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A, B AND
    C SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.
(2) THE FUND'S FISCAL YEAR END IS 12/31.
(3) THE AFTER-TAX RETURNS ARE ONLY FOR THE CLASS A SHARES OFFERED BY THIS PROSPECTUS AND AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Class A, and the estimated expenses of Class B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                             CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*          5.75%            NONE              NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS          NONE             5.00%             1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                 CLASS A    CLASS B    CLASS C
                                                 SHARES(1)  SHARES(2)  SHARES(2)
--------------------------------------------------------------------------------
MANAGEMENT FEES                                   0.40       0.40       0.40
DISTRIBUTION (RULE 12b-1) FEES                    0.25       0.75       0.75
SHAREHOLDER SERVICE FEES                          0.25       0.25       0.25
OTHER EXPENSES                                    0.67       0.64       0.64
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                          1.53       2.04       2.04
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)          (0.32)     (0.29)     (0.29)
--------------------------------------------------------------------------------
NET EXPENSES(3)                                   1.25       1.75       1.75
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25%, 1.75% AND 1.75%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 4/30/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.


The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR    3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)            695        998         1,330       2,266
--------------------------------------------------------------------------------
CLASS B SHARES** ($)           678        904         1,265       2,209***
--------------------------------------------------------------------------------
CLASS C SHARES** ($)           278        604         1,065       2,340
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
CLASS B SHARES ($)             178        604        1,065       2,209***
-------------------------------------------------------------------------------
CLASS C SHARES ($)             178        604        1,065       2,340
-------------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN GROWTH AND INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86 -
87.

THE FUND'S OBJECTIVE
The Fund seeks to provide capital growth over the long term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks to achieve its objective by investing all of its investable assets in the Growth and Income Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to the Growth and Income Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The adviser will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display or have the potential for displaying level or rising dividends.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMFAM(USA), applies an active equity management style. The Fund focuses on companies with high-quality management, with a leading or dominant position in a major product line, new or innovative products and services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if the companies in which it invests do not pay dividends.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of its shares more sensitive to the economic problems of those issuing the securities.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a widely recognized market benchmark, and the Lipper Large-Cap Value Funds Index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS(1,2)]

1992         15.06%
1993         12.99%
1994         -3.41%
1995         27.55%
1996         19.38%
1997         29.53%
1998         14.11%
1999          8.09%
2000          0.48%
2001        -13.48%

--------------------------------------------
BEST QUARTER                        16.63%
--------------------------------------------
                        4TH QUARTER, 1998
--------------------------------------------
WORST QUARTER                      -14.31%
--------------------------------------------
                        3RD QUARTER, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001(1,3)

                                        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES      -18.46        5.53           9.61
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                              -18.67        2.94           7.46
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES      -11.24        4.35           7.64
--------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES      -18.23        6.01           9.81
CLASS C SHARES -- RETURN BEFORE TAXES      -14.76        5.90           9.62
--------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX
(NO EXPENSES)                              -11.71        9.49          13.10
--------------------------------------------------------------------------------
LIPPER MULTI-CAP VALUE FUNDS INDEX
--------------------------------------------------------------------------------
(NO EXPENSES)                                1.30        9.73          12.31
--------------------------------------------------------------------------------

(1) THE PERFORMANCE FOR THE PERIOD BEFORE CLASS C SHARES WERE LAUNCHED ON 1/2/98 IS BASED ON THE PERFORMANCE OF CLASS B SHARES. DURING THESE
    PERIODS RETURNS OF CLASS B AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS
    A SHARES. THE PERFORMANCE OF THE PERIOD BEFORE CLASS A SHARES WERE LAUNCHED ON 8/13/98 IS BASED ON PERFORMANCE OF THE INSTITUTIONAL CLASS SHARES OF THE FUND. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A SHARES HAVE
    HIGHER EXPENSES. CLASS B SHARES WERE FIRST OFFERED ON 11/4/93. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES WERE LAUNCHED IS BASED
    ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND.
(2) THE FUND'S FISCAL YEAR END IS 10/31.
(3) THE AFTER-TAX RETURNS ARE ONLY FOR THE CLASS A SHARES OFFERED BY THIS PROSPECTUS AND AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of Classes A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                             CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*          5.75%             NONE              NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS          NONE              5.00%             1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                        CLASS A SHARES CLASS B SHARES CLASS C SHARES
------------------------------------------------------------------------------------
MANAGEMENT FEES                              0.40           0.40           0.40
DISTRIBUTION (RULE 12b-1) FEES               0.25           0.75           0.75
SHAREHOLDER SERVICE FEES                     0.25           0.25           0.25
OTHER EXPENSES(1)                            0.42           0.42           0.42
------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                     1.32           1.82           1.82
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)     (0.02)         (0.02)         (0.02)
------------------------------------------------------------------------------------
NET EXPENSES(2)                              1.30           1.80           1.80
------------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.30%, 1.80% AND 1.80%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 4/30/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Classes A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                    1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)                  700       967       1,255     2,072
--------------------------------------------------------------------------------
CLASS B SHARES** ($)                 683       870       1,183     2,005***
--------------------------------------------------------------------------------
CLASS C SHARES** ($)                 283       570        983      2,136
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                    1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)                   183       570        983      2,005***
--------------------------------------------------------------------------------
CLASS C SHARES ($)                   183       570        983      2,136
--------------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN MID-CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86 -
87.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term growth from a portfolio of mid-capitalization stocks.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks to achieve its goal by investing, under normal market conditions, at least 80% of its total assets in a diversified portfolio of common stocks with Market Capitalizations of $1 billion to $20 billion, at the time of investment, that the adviser believes has strong earnings growth potential. Market Capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including certain U.S. Government and U.S. Treasury securities, bank obligations, commercial paper and other short-term debt securities rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization, and repurchase agreements involving the foregoing securities), shares of money market funds and cash. When the Fund is investing for temporary defensive purposes, it is not pursuing its investment objective.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities, which may take the form of depository receipts.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

JPMFAM (USA), the adviser, is a `bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct portfolios. The adviser's selection process for the portfolio is a multifaceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search.

The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assuming the risks of investing. To this end, the adviser visits numerous companies each year and has in-office meetings and conference contacts.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes will experience earnings growth do not grow as expected.

The securities of small and mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including when the

Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past year and the life of the Fund. It compares that performance to the Russell Mid-Cap Growth Index and the S&P 500 Index, widely recognized market benchmarks.

In the past, the Fund compared its performance to the S&P 500 Index. The Fund now compares its performance to the Russell Mid-Cap Growth Index instead. It is believed the new benchmark is more appropriate since it more accurately reflects the Fund's new investment strategy.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. In the table, the performance for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than shown.

[CHART OF YEAR-BY-YEAR RETURNS(1,2,3)]

2000        -49.12%
2001        -28.30%

--------------------------------------------
BEST QUARTER                        18.50%
--------------------------------------------
                        4TH QUARTER, 2001
--------------------------------------------
WORST QUARTER                      -42.32%
--------------------------------------------
                        4TH QUARTER, 2000

AVERAGE ANNUAL TOTAL RETURNS(%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001(1),(2)

                                                PAST 1 YEAR       LIFE OF FUND
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES             -32.42            -28.12
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                     -32.71            -28.27
--------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES             -19.27            -21.44
--------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES             -32.18            -27.62
--------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                       -11.88             -6.46
--------------------------------------------------------------------------------
RUSSELL MID-CAP GROWTH INDEX (NO EXPENSES)        -20.15             -4.15
--------------------------------------------------------------------------------

(1) THE PERFORMANCE INFORMATION PRIOR TO THE FUND'S INCEPTION ON 3/16/01 AND THE PERFORMANCE IN THE BAR CHART ARE BASED ON THAT OF THE FUND'S PREDECESSOR, H&Q IPO & EMERGING COMPANY FUND, A SERIES OF HAMBRECHT & QUIST FUND TRUST, WHICH TRANSFERRED ALL OF ITS ASSETS AND LIABILITIES IN THE FUND PURSUANT TO A REORGANIZATION IN MARCH 2001. COMMON SHARES WERE CONVERTED TO CLASS A SHARES OF THE FUND IN MARCH OF 2001. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A AND B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN THE FUND'S PREDECESSOR.
(2) THE FUND'S PREDECESSOR COMMENCED OPERATIONS ON 10/29/99.
(3) THE FUND'S FISCAL YEAR END IS 9/30.
(4) THE AFTER-TAX RETURNS ARE ONLY FOR THE CLASS A SHARES OFFERED BY THIS PROSPECTUS AND AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The expenses of the Class A and Class B Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          CLASS A SHARES        CLASS B SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*                    5.75%                 NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                            NONE                  5.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                           CLASS A SHARES       CLASS B SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEE                                  0.65                 0.65
DISTRIBUTION (RULE 12b-1) FEES                  0.30                 1.00
SHAREHOLDER SERVICE FEE                         NONE                 NONE
OTHER EXPENSES(1)                               0.50                 0.50
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                        1.45                 2.15
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)        0.10                 0.10
--------------------------------------------------------------------------------
NET EXPENSES(2)                                 1.35                 2.05
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.35% AND 2.05%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 4/30/03.

EXAMPLE This example helps you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. This example assumes:
- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)            705        996         1,310       2,201
--------------------------------------------------------------------------------
CLASS B SHARES** ($)           708        961         1,343       2,295***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)             208        661         1,143       2,295***
--------------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86 -
87.

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the adviser believes to be undervalued. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

Robert Fleming Inc. (Robert Fleming), the adviser, is a `bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with over many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme over valuation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of its shares more sensitive to the economic problems of those issuing the securities.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS 0VER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Select Class Shares (and its predecessor) has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS(1),(2),(3)]

1998               19.77%
1999               13.87%
2000               35.28%
2001                9.49%

 BEST QUARTER                17.96%
-------------------------------------
                  4TH QUARTER 1998
-------------------------------------
 WORST QUARTER              -11.06%
-------------------------------------
                  3RD QUARTER 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001(1),(2),(4)

                                                 PAST 1 YEAR   LIFE OF FUND
-------------------------------------------------------------------------------
CLASS A SHARES-- RETURN BEFORE TAXES                    3.21          18.23
-------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
-------------------------------------------------------------------------------
DISTRIBUTIONS                                           1.39          14.43
-------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
-------------------------------------------------------------------------------
DISTRIBUTIONS AND SALE OF FUND SHARES                   2.36          13.17
-------------------------------------------------------------------------------
CLASS B SHARES-- RETURN BEFORE TAXES                    3.99          19.52
-------------------------------------------------------------------------------
CLASS C SHARES-- RETURN BEFORE TAXES                    8.18          19.85
-------------------------------------------------------------------------------
S&P/BARRA MID-CAP 400 VALUE INDEX (NO EXPENSES)         7.14          11.42
-------------------------------------------------------------------------------
RUSSELL MID CAP VALUE INDEX (NO EXPENSES)               2.33           7.22
-------------------------------------------------------------------------------

(1) THE PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASS A, B AND C
    SHARES WERE LAUNCHED ON 4/30/01 AND THE FUND'S PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF SELECT CLASS SHARES (FORMERLY INSTITUTIONAL CLASS SHARES PRIOR TO 9/10/01) OF THE FUND. DURING THIS PERIOD THE ACTUAL RETURNS OF CLASS A, B AND C SHARES WOULD HAVE BEEN
    LOWER THAN SHOWN BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES
    THAN SELECT CLASS SHARES.
(2) THE FUND COMMENCED OPERATIONS ON 11/3/97.
(3) THE FUND'S FISCAL YEAR END IS 9/30.
(4) THE AFTER-TAX RETURNS ARE ONLY FOR THE CLASS A SHARES OFFERED BY THIS PROSPECTUS AND AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

ESTIMATED INVESTOR EXPENSES FOR CLASSES A, B AND C SHARES

The estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                          CLASS A SHARES     CLASS B SHARES    CLASS C SHARES
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*                 5.75%              NONE              NONE
-------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS                 NONE               5.00%             1.00%
-------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                CLASS A     CLASS B     CLASS C
                                                SHARES      SHARES      SHARES
-------------------------------------------------------------------------------
MANAGEMENT FEES                                   0.70         0.70        0.70
-------------------------------------------------------------------------------
DISTRIBUTION (RULE 12b-1) FEES                    0.25         1.00        1.00
-------------------------------------------------------------------------------
SHAREHOLDER SERVICE FEES                          NONE         NONE        NONE
-------------------------------------------------------------------------------
OTHER EXPENSES(1)                                 3.05         3.05        3.05
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                          4.00         4.75        4.75
-------------------------------------------------------------------------------
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (2.75)       (2.75)      (2.75)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                   1.25         2.00        2.00
-------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMorgan CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25%, 2.00% AND 2.00%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 4/30/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Classes A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and
- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR      3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------
CLASS A SHARES* ($)            695        1,423         2,234          4,335
-------------------------------------------------------------------------------
CLASS B SHARES** ($)           703        1,419         2,312          4,463***
-------------------------------------------------------------------------------
CLASS C SHARES** ($)           303        1,119         2,112          4,615
-------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR      3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------
CLASS B SHARES ($)             203        1,119         2,112          4,463***
-------------------------------------------------------------------------------
CLASS C SHARES ($)             203        1,119         2,112          4,615
-------------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86 -
87.

THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

Prior to 9/10/01, the Fund was closed to new investors.

Equity securities include common and preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMFAM(USA), the adviser, applies an active equity management style and a disciplined stock selection process which focuses on companies with positive business fundamentals such as strong earnings prospects and increasing market share. The Fund also focuses on companies with high-quality management, a leading or dominant position in a major product line, new or innovative products and services, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P SmallCap 600 Index, a widely recognized market benchmark, and the Lipper Small-Cap Core Funds Index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS(1),(2),(3)]

1995                   54.04%
1996                   28.80%
1997                   17.76%
1998                    3.34%
1999                   13.75%
2000                   14.18%
2001                   -6.23%

----------------------------------------
BEST QUARTER                     19.38%
----------------------------------------
                     4TH QUARTER, 1998
----------------------------------------
WORST QUARTER                   -21.13%
----------------------------------------
                     3RD QUARTER, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31,
2001(1),(2),(4)

                                              PAST 1 YEAR   PAST 5 YEARS  LIFE OF FUND
--------------------------------------------------------------------------------------
CLASS A SHARES-- RETURN BEFORE TAXES               -11.62           6.91         16.22
--------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                      -11.62           5.51         14.95
--------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES               -7.07           5.46         13.64
--------------------------------------------------------------------------------------
CLASS B SHARES-- RETURN BEFORE TAXES               -11.67           7.07         16.37
--------------------------------------------------------------------------------------
S&P SMALL CAP 600 INDEX
(NO EXPENSES)                                        6.54          10.60         15.05
--------------------------------------------------------------------------------------
LIPPER SMALL CORE FUNDS
--------------------------------------------------------------------------------------
INDEX (NO EXPENSES)                                  7.13          10.15         14.11
--------------------------------------------------------------------------------------

(1) CLASS B SHARES WERE FIRST OFFERED 3/28/95. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES WERE LAUNCHED IS BASED ON PERFORMANCE FOR CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.
(2) THE FUND COMMENCED OPERATIONS ON 12/20/94.
(3) THE FUND'S FISCAL YEAR END IS 10/31.
(4) THE AFTER-TAX RETURNS ARE ONLY FOR THE CLASS A SHARES OFFERED BY THIS PROSPECTUS AND AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR CLASS A AND B SHARES
The expenses of Classes A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  CLASS A SHARES        CLASS B SHARES
---------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*                                         5.75%                 NONE
---------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS                                         NONE                  5.00%
---------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                            CLASS A SHARES       CLASS B SHARES
MANAGEMENT FEES                                       0.65                 0.65
DISTRIBUTION (RULE 12b-1) FEES                        0.25                 0.75
SHAREHOLDER SERVICE FEES                              0.01                 0.25
OTHER EXPENSES(1)                                     0.49                 0.49
TOTAL OPERATING EXPENSES                              1.40                 2.14
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)              (0.02)               (0.02)
NET EXPENSES(2)                                       1.38                 2.12

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.38% AND 2.12%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 4/30/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Classes A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR      3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
CLASS A SHARES* ($)               707          990        1,295        2,156
-------------------------------------------------------------------------------
CLASS B SHARES** ($)              715          968        1,347        2,282***
-------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR      3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
CLASS B SHARES ($)                215          668        1,147        2,282***
-------------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86 -
87.

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at the initial time of purchase, that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

Robert Fleming, the adviser, is a `bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct portfolios. The adviser's selection process for the portfolio is a multi-faceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits numerous companies each year and has in-office meetings and conference contacts.

During the research phase, the adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the guidelines set by the Fund's adviser.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growths do not grow as expected.

Investments in foreign securities may be riskier than investments in U.S.securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for nonhedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Select Class Shares (and it's predecessors) has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C
Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS(1),(2),(3)]

1998                   14.86%
1999                   46.54%
2000                   -7.79%
2001                  -11.57%

------------------------------------------
BEST QUARTER                        36.03%
------------------------------------------
                        4TH QUARTER, 2001
------------------------------------------
WORST QUARTER                      -34.24%
------------------------------------------
                        3RD QUARTER, 2001

AVERAGE ANNUAL TOTAL RETURNS(%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001(1),(2),(4)

                                                  PAST 1 YEAR      LIFE OF FUND
-------------------------------------------------------------------------------
CLASS A SHARES-- RETURN BEFORE TAXES                   -16.67              6.96
-------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                          -16.67              3.55
-------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
-------------------------------------------------------------------------------
DISTRIBUTIONS AND SALE OF FUND SHARES                  -10.15              4.36
-------------------------------------------------------------------------------
CLASS B SHARES-- RETURN BEFORE TAXES                   -15.99              8.16
-------------------------------------------------------------------------------
CLASS C SHARES-- RETURN BEFORE TAXES                   -12.64              8.45
-------------------------------------------------------------------------------
RUSSELL 2000 INDEX (NO EXPENSES)                         2.49              4.46
-------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX (NO EXPENSES)                 -9.23              0.50
-------------------------------------------------------------------------------

(1) THE PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASS A, B AND C
    SHARES WERE LAUNCHED ON 4/30/01 IS BASED ON THE PERFORMANCE OF SELECT CLASS SHARES (FORMERLY INSTITUTIONAL CLASS SHARES PRIOR TO 9/7/01) OF THE FUND. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A, B AND C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.
(2) THE FUND COMMENCED OPERATIONS ON 11/14/97.
(3) THE FUND'S FISCAL YEAR END IS 9/30.
(4) THE AFTER-TAX RETURNS ARE ONLY FOR THE CLASS A SHARES OFFERED BY THIS PROSPECTUS AND AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                             CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*                    5.75%             NONE              NONE
-------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS                    NONE              5.00%             1.00%
-------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSE (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                               CLASS A   CLASS B  CLASS C
                                               SHARES    SHARES   SHARES
-------------------------------------------------------------------------------
MANAGEMENT FEES                                   0.80      0.80     0.80
-------------------------------------------------------------------------------
DISTRIBUTION (RULE 12b-1) FEES                    0.25      1.00     1.00
-------------------------------------------------------------------------------
SHAREHOLDER SERVICE FEES                          NONE      NONE     NONE
-------------------------------------------------------------------------------
OTHER EXPENSES(1)                                 5.52      5.52     5.52
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                          6.57      7.32     7.32
-------------------------------------------------------------------------------
FEE WAIVER ANDEXPENSE REIMBURSEMENT(2)           (4.97)    (4.97)   (4.97)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                   1.60      2.35     2.35
-------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.60%, 2.35% AND 2.35%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 4/30/03.

EXAMPLE(1) The example below is intended to help you compare the cost of investing in Classes A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
CLASS A SHARES* ($)               728       1,882       3,119        6,044
-------------------------------------------------------------------------------
CLASS B SHARES** ($)              738       1,896       3,214        6,161***
-------------------------------------------------------------------------------
CLASS C SHARES** ($)              338       1,596       3,014        6,282
-------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
CLASS B SHARES ($)                238       1,596       3,014        6,161***
-------------------------------------------------------------------------------
CLASS C SHARES ($)                238       1,596       3,014        6,282
-------------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

When expenses of Class A, B and C Shares exceed the assumed 5% annual return, which occurs in year 1 for Class A Share and in year 3 for Class B and C Shares and each year thereafter, these excess expenses would be charged against principal. The assumed 5% return is then calculated on the reduced principal.

JPMORGAN U.S.EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86 -
87.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stock, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns for the past one year, five years and ten years. It compares that performance to the S&P 500, a widely recognized market benchmark.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS (1),(2)]

1992                           8.73%
1993                          11.06%
1994                          -0.32%
1995                          32.83%
1996                          21.22%
1997                          28.58%
1998                          24.79%
1999                          14.88%
2000                          -6.37%
2001                          -9.71%

---------------------------------------------------
BEST QUARTER                                 21.33%
---------------------------------------------------
                                 4TH QUARTER, 1998
---------------------------------------------------
WORST QUARTER                               -15.91%
---------------------------------------------------
                                 3RD QUARTER, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31,
2001(1),(2),(3)

                                    PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------
CLASS A SHARES -- (AFTER FEEDER
-------------------------------------------------------------------------------
EXPENSES) RETURN BEFORE TAXES            -14.89            7.79           10.84
-------------------------------------------------------------------------------
CLASS A SHARES -- (AFTER FEEDER
EXPENSES) RETURN AFTER TAXES
ON DISTRIBUTIONS                         -15.00            4.72            7.46
-------------------------------------------------------------------------------
CLASS A SHARES -- (AFTER FEEDER
EXPENSES) RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF
FUND SHARES                               -9.04            5.57            7.65
-------------------------------------------------------------------------------
CLASS B SHARES-- RETURN BEFORE TAXES     -14.98            8.87           11.47
-------------------------------------------------------------------------------
CLASS C SHARES-- RETURN BEFORE TAXES     -10.90            9.03           11.48
-------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)              -11.88           10.70           12.94
-------------------------------------------------------------------------------

(1) PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE CLASS A, B AND C SHARES WERE INTRODUCED ON 9/10/01 ARE BASED ON THE PERFORMANCE OF A
    FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE, WHOSE INVESTMENT PROGRAM IS IDENTICAL TO AND WHOSE EXPENSES ARE SUBSTANTIALLY SIMILAR TO THOSE OF CLASS A, B AND C SHARES, FROM 9/15/00 (THE RETAIL FEEDER'S COMMENCEMENT
    OF OPERATIONS) TO 9/10/01, THE PERFORMANCE OF ANOTHER FORMER FEEDER, THE RETAIL FEEDER WHOSE INVESTMENT PROGRAM IS IDENTICAL TO AND WHOSE EXPENSES ARE SIMILAR TO THOSE OF CLASS A, B AND C SHARES FROM 7/19/93 TO 9/15/00 AND THE PERFORMANCE OF THE PIERPONT EQUITY FUND, THE PREDECESSOR OF THE FUND FROM 1/1/92 THROUGH 7/19/93. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A, B AND C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES THAN THE FUND'S PREDECESSOR AND
    THE RETAIL FEEDER.
(2) THE FUND'S FISCAL YEAR END IS 5/31.
(3) THE AFTER-TAX RETURNS ARE ONLY FOR THE CLASS A SHARES OFFERED BY THIS PROSPECTUS AND AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                              CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*                     5.75%             NONE             NONE
-------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS                     NONE              5.00%            1.00%
-------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                               CLASS A     CLASS B      CLASS C
                                               SHARES      SHARES       SHARES
-------------------------------------------------------------------------------
MANAGEMENT FEES                                   0.40        0.40         0.40
DISTRIBUTION (RULE 12b-1) FEES                    0.25        0.75         0.75
SHAREHOLDER SERVICE FEES                          0.25        0.25         0.25
OTHER EXPENSES(1)                                 0.45        0.45         0.45
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                          1.35        1.85         1.85
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (0.30)      (0.10)       (0.10)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                   1.05        1.75         1.75
-------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.05%, 1.75% AND 1.75% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 4/30/05 WITH RESPECT TO CLASS A AND UNTIL 4/30/03 WITH RESPECT TO CLASS B AND CLASS C SHARES.

EXAMPLE The example below is intended to help you compare the cost of investing in Classes A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and

- net expenses for through 4/30/05, with respect to Class A shares and through 4/30/03, with respect to Class B and C shares, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
CLASS A SHARES* ($)                 676         890       1,179        2,020
-------------------------------------------------------------------------------
CLASS B SHARES** ($)                678         870       1,189        2,029***
-------------------------------------------------------------------------------
CLASS C SHARES** ($)                278         570         989        2,159
-------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)                  178         570         989        2,029***
--------------------------------------------------------------------------------
 CLASS C SHARES ($)                  178         570         989        2,159
--------------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Balanced, Core Equity, Equity Growth, Equity Income and Mid Cap Growth Funds are series of Mutual Fund Investment Trust, a Massachusetts business trust. The Capital Growth, Dynamic Small Cap, Growth & Income and Small Cap Equity Funds are series of Mutual Fund Group, a Massachusetts business trust. The Mid Cap Value and Small Cap Growth Funds are series of Fleming Mutual Fund Group, Inc., a Maryland Corporation. The Disciplined Equity and U.S. Equity Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS

JPMIM, JPMFAM (USA) and Robert Fleming are the investment advisers and make the day-to-day investment decisions for these Funds.

JPMIM is the investment adviser for the Disciplined Equity and U.S. Equity Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth & Income, and Small Cap Equity Funds. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036. Prior to February 28, 2001 the adviser to these Funds was The Chase Manhattan Bank.

Robert Fleming is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM, JPMFAM (USA) and Robert Fleming are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average net assets as follows:

                                   FISCAL
FUND                               YEAR END             %
---------------------------------------------------------
BALANCED FUND                      12/31/00          0.50
---------------------------------------------------------
CAPITAL GROWTH FUND                10/31/01          0.40
---------------------------------------------------------
CORE EQUITY FUND                   12/31/00          0.50
---------------------------------------------------------
DISCIPLINED EQUITY FUND             5/31/01          0.35
---------------------------------------------------------
DYNAMIC SMALL CAP FUND             10/31/01          0.65
---------------------------------------------------------
EQUITY GROWTH FUND                 12/31/00          0.50
---------------------------------------------------------
EQUITY INCOME FUND                 12/31/00          0.40
---------------------------------------------------------
GROWTH & INCOME FUND                9/30/01          0.40
---------------------------------------------------------
MID CAP GROWTH FUND                 9/30/01          0.65
---------------------------------------------------------
MID CAP VALUE FUND                  9/30/01          0.70
---------------------------------------------------------
SMALL CAP EQUITY FUND              10/31/01          0.65
---------------------------------------------------------
SMALL CAP GROWTH FUND               9/30/01          0.80
---------------------------------------------------------
U.S. EQUITY FUND                    5/31/01          0.40
---------------------------------------------------------

PORTFOLIO MANAGERS
BALANCED FUND

The portfolio management team for the equity portion of the Fund's portfolio is comprised of a team of research analysts who select stocks in their respective sectors using the investment strategy described earlier in the Prospectus. Ann Lester, Vice President of the adviser, is responsible for overseeing the management of the Fund's overall portfolio. James H. Russo, Vice President of the adviser and CFA, and Susan Bao, Vice President of the adviser and CFA, are responsible for overseeing and managing the cash flows of the equity portion of the portfolio. Ms. Lester has been at JPMFAM (USA) or one of its affiliates since 1997. She is responsible for the daily implementation and maintenance of U.S. equity portfolios. Previously, she was a client portfolio manager. The fixed income portion of the portfolio is managed by a team of individuals at JPMFAM (USA).

CAPITAL GROWTH FUND

Christopher Mark Vyvyan Jones, Managing Director of the adviser, serves as portfolio manager to the Fund. Mr. Jones has worked as a portfolio manager with various affiliates of (JPMFAM (USA)) since 1982.

CORE EQUITY FUND

Thomas Luddy, Managing Director of the adviser, is responsible for the management of the Fund. Mr. Luddy is head of the U.S. Equity Research Group. Mr. Luddy has been employed at JPMFAM (USA) or one of its affiliates since 1976 and has held numerous key positions in the firm, including such roles as Global Head of Equity and Chief Investment Officer.

DISCIPLINED EQUITY FUND

The portfolio management team is led by Joseph Gill, Vice President of the adviser, Timothy J. Devlin, Vice President of the adviser, and Nanette Buziak, Vice President of the adviser. Mr. Gill has been at JPMIM since 1996 and prior to that he was a portfolio manager at Bank of Tokyo-Mitsubishi Asset Management. Mr. Devlin has been at JPMIM since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at JPMIM since March of 1997 and prior to that was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.

DYNAMIC SMALL CAP FUND

The portfolio management team is led by Juliet Ellis, Vice President of the adviser. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager.
She has been managing the Fund since August 1999.

EQUITY GROWTH FUND

The portfolio management team is led by Peter E. Miller, Managing Director of the adviser and Peter Zuleba, Vice President of the adviser. Messrs. Miller and Zuleba have been employed with JPMFAM (USA) or one of its affiliates since 1989 and are portfolio managers in the Private Banking Group.

EQUITY INCOME FUND

Bradford L. Frishberg, Vice President of the adviser, oversees the Fund and has been employed at JPMFAM (USA) or one of its affiliates since 1996. Mr. Frishberg is a portfolio manager in the equity and balanced groups.

GROWTH AND INCOME FUND

Jonathan Kendrew Llewelyn Simon, serves as portfolio manager to the Fund. Mr. Simon has worked as a portfolio manager with various affiliates of the adviser, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc.

MID CAP GROWTH FUND

Mr. Jones serves as portfolio manager of the Fund. Please see above for information on Mr. Jones

MID CAP VALUE FUND
Jonathan Kendrew Llewelyn Simon serves as portfolio manager to the Fund. Mr. Simon has worked as a portfolio manager with various affiliates of Robert Fleming, the adviser, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming.

SMALL CAP EQUITY FUND
Ms. Ellis is responsible for management of the Fund. She has been managing the Fund since

August 1999. Please see above for information on Ms. Ellis.

SMALL CAP GROWTH FUND

Mr. Jones, serves as portfolio manager to the Fund. Please see above for information on Mr. Jones.

U.S. EQUITY FUND

The portfolio management team is comprised of a team of research analysts, who select stocks in their respective sectors using the investment process described earlier in the Prospectus, Mr. Russo and Ms. Bao are responsible for overseeing and managing the cash flows of the portfolio. Please see above for information on Mr. Russo and Ms. Bao.

THE FUNDS' ADMINISTRATORS

JPMorgan Chase Bank (Chase) provides administrative services and oversees each Fund's other service providers. The administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except for the Mid Cap Value and the Small Cap Growth Funds) for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average net assets over $25 billion. The administrator receives an annual fee of 0.10% of the average daily net assets of each of the Mid Cap Value and Small Cap Growth Funds.

The Funds have agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the shares of each Fund held by investors serviced by the shareholder servicing agent. The Mid Cap Value and Small Cap Growth Fund can only pay fees to shareholder servicing agents other than Chase.

The advisers and/or the distributor, may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C Shares of the Fund. Each class may have different requirements for whom may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contigent deferred sales charge.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C Shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

This prospectus offers Class A, B and C Shares of the Funds.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the following tables show, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value. Shareholders of the former J.P.Morgan U.S. Equity Fund - Advisor Series who received their Class A Shares as a result of a fund reorganization in September, 2001, will not pay sales loads on subsequent purchases of Class A Shares in the U.S. Equity Fund or any other JPMorgan Fund into which such shareholders may subsequently exchange.

TOTAL SALES CHARGE

                                    AS % OF THE        AS %
                                    OFFERING           OF NET
AMOUNT OF                           PRICE              AMOUNT
INVESTMENT                          PER SHARE          INVESTED
---------------------------------------------------------------
LESS THAN $100,000                         5.75            6.10
---------------------------------------------------------------
$100,000 BUT UNDER $250,000                3.75            3.90
---------------------------------------------------------------
$250,000 BUT UNDER $500,000                2.50            2.56
---------------------------------------------------------------
$500,000 BUT UNDER

$1 MILLION                                 2.00            2.04
---------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

 YEAR                DEFERRED SALES CHARGE
------------------------------------------
 1                                       5%
------------------------------------------
 2                                       4%
------------------------------------------
 3                                       3%
------------------------------------------
 4                                       3%
------------------------------------------
 5                                       2%
------------------------------------------
 6                                       1%
------------------------------------------
 7                                    NONE
------------------------------------------
 8                                    NONE
------------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL
The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases,if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we'll process your order at that day's price.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

 THE JPMORGAN FUNDS SERVICE CENTER

 1-800-348-4782

MINIMUM INVESTMENTS

TYPE OF                        INITIAL           ADDITIONAL
ACCOUNT                        INVESTMENT        INVESTMENTS
------------------------------------------------------------
REGULAR ACCOUNT                    $2,500               $100
------------------------------------------------------------
SYSTEMATIC INVESTMENT

PLAN(1)                            $1,000               $100
------------------------------------------------------------
IRAS                               $1,000               $100
------------------------------------------------------------
SEP-IRAS                           $1,000               $100
------------------------------------------------------------
EDUCATION IRAS                       $500               $100
------------------------------------------------------------

(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check clears, which may take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A, Class B or Class C shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares HOW YOUR ACCOUNT WORKS of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders.

You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, each Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange money from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the HOW YOUR ACCOUNT WORKS exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Balanced, Core Equity, Disciplined Equity, Equity Growth, Equity Income, Growth and Income and U.S. Equity Funds generally distribute net investment income at least quarterly. The Capital Growth, Dynamic Small Cap and Small Cap Equity Funds generally distribute net investment income at least semi annually. The Mid-Cap Growth, Mid-Cap Value and Small Cap Growth Funds generally distribute net investment income at least annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. It's a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

====================================================================================================================================
POTENTIAL RISKS                   POTENTIAL REWARDS                  POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When a Fund buys securities     - The Funds can take advantage     - The Funds segregate liquid assets to offset
  before issue or for delayed       of attractive transaction          leverage risks
  delivery, it could be             opportunities
  exposed to leverage risk if
  it does not segregate liquid
  assets
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading could         - The Funds could realize          - The Funds generally avoid short-term trading,
  raise a Fund's brokerage and      gains in a short period of         except to take advantage of attractive or
  related costs                     time                               unexpected opportunities or to meet demands
- Increased short-term capital    - The Funds could protect            generated by shareholder activity
  gains distributions could         against losses if a stock is     - The Funds' Portfolio Turnover Rate for the most
  raise shareholders' income        overvalued and its value           recent fiscal year is listed below:
  tax liability                     later falls                        Balanced Fund:       102%     Equity Income Fund:      3%
                                                                       (for the most recent
                                                                       semi-annual period)           Growth and Income Fund: 10%
                                                                       Capital Growth Fund:     43%  (for the most recent
                                                                                                     semi-annual period)
                                                                       Core Equity Fund:        32%  Mid Cap Growth Fund:    159%
                                                                       (for the most recent
                                                                       semi-annual period)           Mid Cap Value Fund:     98%
                                                                       Disciplined Equity Fund: 72%  Small Cap Equity Fund:  47%
                                                                       Dynamic Small Cap Fund:  57%  Small Cap Growth Fund:  71%
                                                                       Equity Growth Fund:      71%  U.S. Equity Fund:       81%
                                                                       (for the most recent semi-annual period)
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures,    - Hedges that correlate well       - The Funds use derivatives, such as futures,
  options, swaps, and forward       with underlying positions          options, swaps and forward foreign currency
  foreign currency contracts(1)     can reduce or eliminate            contracts, for hedging and for risk management
  that are used for hedging         losses at low cost                 (i.e., to adjust duration or yield curve
  the portfolio or specific       - The Funds could make money         exposure, or to establish or adjust exposure to
  securities may not fully          and protect against losses         particular securities, markets or currencies);
  offset the underlying             if management's analysis           risk management may include management of a
  positions and this could          proves correct                     Fund's exposure relative to its benchmark.
  result in losses to a Fund      - Derivatives that involve           Certain Funds may also use derivatives to
  that would not have               leverage could generate            increase the Fund's gain
  otherwise occurred                substantial gains at low         - A Fund only establishes hedges that it expects
- Derivatives used for risk         cost                               will be highly correlated with underlying
  management or to increase                                            positions
  the Fund's gain may not have                                       - While the Funds may use derivatives that
  the intended effects and may                                         incidentally involve leverage, they do not use
  result in losses or missed                                           them for the specific purpose of leveraging
  opportunities                                                        their portfolio
- The counterparty to a
  derivatives contract could
  default
- Derivatives that involve
  leverage could magnify
  losses
- Certain types of derivatives
  involve costs to the Funds
  which can reduce returns
- Derivatives may, for tax
  purposes, affect the
  character of gain and loss
  realized by a Fund,
  accelerate recognition of
  income to a Fund, affect the
  holding period of a Fund's
  assets and defer recognition
  of certain of a Fund's
  losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

====================================================================================================================================
POTENTIAL RISKS                   POTENTIAL REWARDS                  POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When a Fund lends a             - The Funds may enhance income     - Each adviser maintains a list of approved borrowers
  security, there is a risk         through the investment of        - The Funds receive collateral equal to at least 100% of the
  that the loaned securities        the collateral received from       current value of the securities loaned
  may not be returned if the        the borrower                     - The lending agents indemnify the Funds against borrower
  borrower or the lending                                              default
  agent defaults                                                     - Each adviser's collateral investment guidelines limit the
- The collateral will be                                               quality and duration of collateral investment to minimize
  subject to the risks of the                                          losses
  securities in which it is                                          - Upon recall, the borrower must return the securities
  invested                                                             loaned within the normal settlement period
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- Each Fund's share price and     - Stocks have generally            - Under normal circumstances the Funds plan to remain fully
  performance will fluctuate        outperformed more stable           invested, with at least 65% in equities; equity
  in response to stock and/or       investments (such as bonds         investments may include U.S. and foreign common stocks,
  bond market movements             and cash equivalents) over         convertible securities, preferred stocks, trust or
- Adverse market conditions         the long term                      partnership interests, warrants, rights, REIT interests
  may from time to time cause     - With respect to the                and investment company securities
  a Fund to take temporary          Diversified and Balanced         - A Fund seeks to limit risk and enhance performance through
  defensive positions that are      Funds, a diversified,              active management and diversification
  inconsistent with its             balanced portfolio should        - During severe market downturns, each Fund has the option
  principal investment              mitigate the effects of wide       of investing up to 100% of assets in short-term
  strategies and may hinder         market fluctuations,               instruments
  the Fund from achieving its       especially when stock and
  investment objective              bond prices move in
                                    different directions
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- A Fund could underperform       - A Fund could outperform its      - The advisers focus their active management on securities
  its benchmark due to its          benchmark due to these same        selection, the area where they believe their commitment to
  securities and asset              choices                            research can most enhance returns
  allocation choices
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
- Currency exchange rate          - Favorable exchange rate          - The Funds anticipate that total foreign investments will
  movements could reduce gains      movements could generate           not exceed 20% of total assets (30% for Diversified Fund,
  or create losses                  gains or reduce losses             30% for Equity Growth Fund and 10% for Small Cap Growth
- A Fund could lose money         - Foreign investments, which         Fund)
  because of foreign                represent a major portion of     - The Funds actively manage the currency exposure of their
  government actions,               the world's securities,            foreign investments relative to their benchmarks, and may
  political instability, or         offer attractive potential         hedge back into the U.S. dollar from time to time (see
  lack of adequate and              performance and                    also "Derivatives"); these currency management techniques
  accurate information              opportunities for                  may not be available for certain emerging markets
- Currency and investment           diversification                    investments
  risks tend to be higher in      - Emerging markets can offer
  emerging markets; these           higher returns
  markets also present higher
  liquidity and valuation
  risks
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- Each Fund could have            - These holdings may offer         - No Fund may invest more than 15% of net assets in illiquid
  difficulty valuing these          more attractive yields or          holdings
  holdings precisely                potential growth than            - To maintain adequate liquidity to meet redemptions, each
- Each Fund could be unable to      comparable widely traded           Fund may hold high quality short-term securities
  sell these holdings at the        securities                         (including repurchase agreements and reverse repurchase
  time or price it desires                                             agreements) and, for temporary or extraordinary purposes,
                                                                       may borrow from banks up to 33 1/3% of the value of its
                                                                       total assets

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN BALANCED FUND(1)

                                                                                 CLASS  A                      CLASS B     CLASS C
                                                           ---------------------------------------------   ----------- ------------
                                                                   Six                                      2/16/01(2)  2/16/01(2)
                                                                Months      Year      Year   10/16/98(2)       Through     Through
                                                               6/30/01     Ended     Ended       Through       6/30/01     6/30/01
PER SHARE OPERATING PERFORMANCE:                           (unaudited)  12/31/00  12/31/99      12/31/98   (unaudited) (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  30.23   $ 38.46   $ 34.51      $  31.87      $  29.69     $ 29.69
-----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                                         0.24    0.76(3)   0.70(3)         0.10        0.00(3)     0.10(3)

    Net gains or losses in securities
   (both realized and unrealized)                                (1.85)    (1.96)     4.05          3.95         (1.24)       1.23

    Total from investment operations                             (1.61)    (1.20)     4.75          4.05         (1.14)       1.13

  Less distributions:

    Dividends from net investment income                          0.17      1.28      0.61          0.16          0.10        0.10

    Distributions from capital gains                              0.34      5.75      0.19          1.25          0.34        0.34

    Total dividends and distributions                             0.51      7.03      0.80          1.41          0.44        0.44
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  28.11   $ 30.23   $ 38.46      $  34.51      $  28.11     $ 28.12
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                  (5.29)%   (2.80)%   13.94%        12.78%         5.51%      (5.51)%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                          $     78   $     2   $     2      $      1      $     22       $   1
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
  Expenses(5)                                                     1.25%     1.25%     1.25%         1.25%         1.93%       1.93%
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income(5)                                        1.70%     1.99%     1.94%         1.84%         1.02%       1.03%
-----------------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers, reimbursements
  and earnings credits(5)                                         1.52%     2.75%     3.34%       107.16%         2.03%       2.03%
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits(5)                          1.43%     0.49%    (0.15)%     (104.07)%        0.92%       0.93%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            102%      134%       45%           58%          102%        102%
-----------------------------------------------------------------------------------------------------------------------------------

1 Formerly Chase Balanced Fund.
2 Commencement of offering of class of shares.
3 Calculated based upon average shares outstanding.
4 Total return figures do not include the effect of any front-end or deferred sales load.
5 Short periods have been annualized.

JPMORGAN CAPITAL GROWTH FUND^

                                                                                        CLASS A
                                                            -------------------------------------------------------------
                                                                YEAR         YEAR         YEAR          YEAR         YEAR
                                                               ENDED        ENDED        ENDED         ENDED        ENDED
PER SHARE OPERATING PERFORMANCE:                            10/31/01     10/31/00     10/31/99      10/31/98     10/31/97
--------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                         $ 47.91      $ 42.85      $ 41.22       $ 46.76     $ 41.60
--------------------------------------------------------------------------------------------------------------------------

  Income from investment operations:

    Net investment income (loss)                               (0.19)@      (0.14)@      (0.20)@       (0.12)      (0.02)@

    Net gains or losses in securities
    (both realized and unrealized)                             (6.87)       10.11         5.75         (0.52)      10.13

    Total from investment operations                           (7.06)        9.97         5.55         (0.64)      10.11

  Distributions to shareholders from:

    Dividends from net investment income                          --           --           --            --       (0.15)

    Distributions from capital gains                           (5.48)       (4.91)       (3.92)        (4.90)      (4.80)

    Total dividends and distributions                          (5.48)       (4.91)       (3.92)        (4.90)      (4.95)

--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 35.37      $ 47.91      $ 42.85       $ 41.22     $ 46.76
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                               (15.86)%      25.81%       14.30%       (1.60)%      26.47%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                      $   426      $   523      $   577       $   728     $   839
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                1.35%        1.35%        1.30%         1.27%       1.31%
--------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                               (0.47)%      (0.32)%      (0.48)%       (0.24)%     (0.05)%
--------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers and reimbursements                 1.37%        1.35%        1.30%         1.27%       1.31%
--------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss) without
    waivers and reimbursements                                 (0.49)%      (0.32)%      (0.48)%       (0.24)%     (0.05)%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(A)                                        43%          66%          86%          104%         67%
--------------------------------------------------------------------------------------------------------------------------

@   Calculated based upon average shares outstanding.
1   Total return figures do not include the effect of any front-end sales load.
^   Formerly Chase Vista Capital Growth Fund.
(A) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

                                                                                        CLASS B
                                                            ------------------------------------------------------------
                                                                Year         Year         Year          Year        Year
                                                               Ended        Ended        Ended         Ended       Ended
PER SHARE OPERATING PERFORMANCE:                            10/31/01     10/31/00     10/31/99      10/31/98    10/31/97
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 46.20      $ 41.67     $  40.38      $  46.11     $ 41.21
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income (loss)                              (0.38)@      (0.35)@      (0.40)@       (0.29)      (0.23)@

     Net gains or losses in securities
    (both realized and unrealized)                             (6.59)        9.79         5.61         (0.54)      10.01

     Total from investment operations                          (6.97)        9.44         5.21         (0.83)       9.78

   Distributions to shareholders from:

     Dividends from net investment income                         --           --           --            --       (0.08)

     Distributions from capital gains                          (5.48)       (4.91)       (3.92)        (4.90)      (4.80)

     Total dividends and distributions                         (5.48)       (4.91)       (3.92)        (4.90)      (4.88)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 33.75      $ 46.20     $  41.67      $  40.38     $ 46.11
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                               (16.30%)      25.21%       13.71%        (2.08%)     25.85%
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                      $   164      $   318     $    338      $    405     $   422
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                 1.85%        1.85%        1.80%         1.77%        1.81%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                (0.97%)     (0.82%)       (0.98%)       (0.74%)     (0.56%)
--------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements                  1.87%       1.85%         1.80%         1.77%       1.81%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without
   waivers and reimbursements                                  (0.99%)      (0.82%)      (0.98%)       (0.74%)     (0.56%)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(A)                                        43%         66%           86%          104%         67%
--------------------------------------------------------------------------------------------------------------------------

@   Calculated based upon average shares outstanding.
1   Total return figures do not include the effect of any front-end sales load.
^   Formerly Chase Vista Capital Growth Fund.
(A) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

                                                                                                     CLASS C
                                                                                ------------------------------------------------
                                                                                             -           -           -  1/2/98**
                                                                                    Year Ended  Year Ended  Year Ended   Through
PER SHARE OPERATING PERFORMANCE:                                                      10/31/01    10/31/00    10/31/99  10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                  $45.76      $41.31      $40.03    $42.81
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                                      (0.37)@     (0.35)@     (0.39)@   (0.09)
     Net gains or losses in securities (both realized and unrealized)                  (6.53)       9.71        5.59     (2.69)
                                                                                       -------     ------      -------   ------
     Total from investment operations                                                  (6.90)       9.36        5.20     (2.78)
   Distributions to shareholders from:
     Dividends from net investment income                                                 --          --          --        --
     Distributions from capital gains                                                  (5.48)      (4.91)      (3.92)       --
                                                                                       -------     ------      -------   ------
     Total dividends and distributions                                                 (5.48)      (4.91)      (3.92)       --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $33.38      $45.76      $41.31    $40.03
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                       (16.30%)     25.25%      13.81%    (6.49%)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                   $4          $5          $6        $4
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                                         1.85%       1.85%       1.80%     1.73%
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                                        (0.97%)     (0.82%)     (0.97%)   (0.59%)
--------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements                                          1.87%       1.85%       1.80%     1.73%
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers and reimbursements                     (0.99%)     (0.82%)     (0.97%)   (0.59%)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(A)                                                                43%         66%         86%      104%
--------------------------------------------------------------------------------------------------------------------------------

**  Commencement of offering class of shares.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
^   Formerly Chase Vista Capital Growth Fund.
#   Short periods have been annualized.
(A) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN CORE EQUITY FUND(1)

                                                                        CLASS A                          CLASS B      CLASS C
                                                           ------------------------------------------  ------------  ------------
                                                                  Six                                   2/16/01(2)   2/16/01(2)
                                                               Months                       9/10/98(2)    Through      Through
                                                               6/30/01      Year Ended        Through      6/30/01      6/30/01
PER SHARE OPERATING PERFORMANCE:                           (unaudited) 12/31/00   12/31/99   12/31/98   (unaudited)  (unaudited)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $26.30      $32.19     $26.52     $21.49      $25.46       $25.46
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                  (0.04)(3)   (0.05)     (0.05)(3)     --       (0.09)(3)    (0.10)(5)
     Net gains or losses in securities
       (both realized and unrealized)                       (2.72)      (3.96)      6.28       6.22       (1.88)       (1.87)
                                                            ------      ------      ----       ----       ------       ------
     Total from investment operations                       (2.76)      (4.01)      6.23       6.22       (1.97)       (1.97)
   Less distributions:
     Dividends from net investment income                      --          --       0.01       0.02          --           --
     Distributions from capital gains                          --        1.88       0.55       1.17          --           --
                                                            ------      ------      ----       ----       ------       ------
     Total dividends and distributions                         --        1.88       0.56       1.19          --           --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $23.54      $26.30     $32.19     $26.52      $23.49       $23.49
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN4                                              (10.49%)    (12.19%)    23.59%     29.08%      (0.12%)     (10.63%)
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                          $32          $9         $6         $1         $23           $9
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                               1.24%       1.24%      1.24%      1.23%       2.01%        2.01%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                                 (0.22%)     (0.25%)    (0.13%)    (0.03%)     (0.99%)      (0.99%)
---------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
     and earnings credits(5)                                 1.56%       1.80%      3.02%    140.46%       2.10%        2.10%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers,
     reimbursements and earnings credits(5)                 (0.54%)     (0.81%)    (1.89%)  (139.26%)     (1.08%)      (1.08%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        32%(7)      37%(7)     11%(6)     32%(7)      32%(7)       32%7
---------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Core Equity Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in Core Equity Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level.
(7) The percentages reflect the portfolio turnover of the Core Equity Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN DYNAMIC SMALL CAP FUND^


                                                                CLASS A                                   CLASS B
                                          -------------------------------------------- ---------------------------------------------
                                              Year     Year     Year     Year 5/19/97*     Year     Year    Year      Year 5/19/97*
                                             Ended    Ended    Ended    Ended  Through    Ended    Ended   Ended     Ended  Through
PER SHARE OPERATING PERFORMANCE:          10/31/01 10/31/00 10/31/99 10/31/98 10/31/97 10/31/01 10/31/00 10/31/99 10/31/98 10/31/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $24.54   $15.98   $12.79   $13.85   $10.00   $23.96   $15.71   $12.67   $13.81    $10.00
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)          (0.24)   (0.22)@  (0.15)   (0.09)   (0.04)   (0.23)   (0.40)@  (0.27)   (0.17)    (0.06)
     Net gains or losses in securities
       (both realized and unrealized)      (6.71)    8.78     3.34    (0.97)    3.89    (6.63)    8.65     3.31    (0.97)     3.87
                                           ------    ----     ----    ------    ----    ------    ----     ----    ------     ----
     Total from investment operations      (6.95)    8.56     3.19    (1.06)    3.85    (6.86)    8.25     3.04    (1.14)     3.81
   Distributions to shareholders from:
     Dividends from net investment income     --       --       --       --       --       --       --       --       --        --
     Distributions from capital gains      (3.38)      --       --       --       --    (3.38)      --       --       --        --
                                           ------    ----     ----    ------    ----    ------    ----     ----    ------     ----
     Total dividends and distributions     (3.38)      --       --       --       --    (3.38)      --       --       --        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $14.21   $24.54   $15.98   $12.79   $13.85   $13.72   $23.96   $15.71   $12.67    $13.81
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN1                             (30.60%)  53.57%   24.94%   (7.65%)  38.50%  (31.02%)  52.51%   23.99%   (8.25%)   38.10%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)     $120     $154      $78      $62      $43      $67     $110      $66      $57      $38
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                             1.50%    1.50%    1.49%    1.50%    1.49%    2.13%    2.20%    2.23%    2.24%    2.24%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)            (1.13%)  (0.99%)  (0.95%)  (0.91%)  (1.16%)  (1.75%)  (1.69%)  (1.69%)  (1.65%)  (1.93%)
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers,
     reimbursements and earnings credits    1.64%    1.76%    1.89%    1.83%    2.38%    2.14%    2.26%    2.39%    2.33%    2.88%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without
     waivers, reimbursements and
     earnings credits                      (1.27%)  (1.25%)  (1.35%)  (1.24%)  (2.05%)  (1.76%)  (1.75%)  (1.85%)  (1.74%)  (2.57%)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       57%      87%      92%      68%       7%      57%      87%      92%      68%       7%
------------------------------------------------------------------------------------------------------------------------------------

*   Commencement of operations.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
^   Formerly Chase Vista Small Cap Opportunities Fund
#   Short periods have been annualized.

                                                                                                     CLASS C
                                                                                   -------------------------------------------
                                                                                        Year       Year       Year       Year
                                                                                       Ended      Ended      Ended      Ended
PER SHARE OPERATING PERFORMANCE:                                                    10/31/01   10/31/00   10/31/99   10/31/98
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $23.93     $15.69     $12.66     $13.17
------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                                    (0.23)     (0.35)@    (0.26)     (0.08)
     Net gains or losses in securities (both realized and unrealized)                (6.62)      8.59       3.29      (0.43)
                                                                                     ------      ----       ----      ------
     Total from investment operations                                                (6.85)      8.24       3.03      (0.51)
   Distributions to shareholders from:
     Dividends from net investment income                                               --         --         --         --
     Distributions from capital gains                                                (3.38)        --         --         --
                                                                                     ------      ----       ----      ------
     Total dividends and distributions                                               (3.38)        --         --         --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $13.70     $23.93     $15.69     $12.66
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                     (31.02%)    52.52%     23.93%     (3.87%)
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                $10        $14         $6         $5
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                                       2.13%      2.20%      2.23%      2.24%
------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                                      (1.76%)    (1.69%)    (1.69%)    (1.55%)
------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits                      2.14%      2.26%      2.39%      2.29%
------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers, reimbursements
     and earnings credits                                                            (1.77%)    (1.75%)    (1.85%)    (1.60%)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                 57%        87%        92%        68%
------------------------------------------------------------------------------------------------------------------------------

**  Commencement of offering class of shares.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load. ^ Formerly Chase Vista Small Cap Opportunities Fund.
#  Short periods have been annualized.

JPMORGAN EQUITY GROWTH FUND(1)

                                                                                    CLASS A                    CLASS B    CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             SIX                             2/16/01(2) 2/16/10(2)
                                                                          MONTHS      YEAR     YEAR 8/13/98(2)  THROUGH   THROUGH
                                                                         6/30/01     ENDED    ENDED  THROUGH    6/30/01   6/30/01
PER SHARE OPERATING PERFORMANCE:                                     (UNAUDITED)  12/31/00 12/31/99 12/31/98 (UNAUDITED)(UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $43.12       $67.85   $52.30    $45.57  $41.84     $41.84
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                              (0.11)(3)   (0.42)(3) (0.29)(3) (0.02)  (0.18)(3)  (0.18)(3)

     Net gains or losses in securities (both realized and unrealized)   (5.07)     (16.14)    16.75      8.53   (3.81)     (3.84)

     Total from investment operations                                   (5.18)     (16.56)    16.46      8.51   (3.99)     (4.02)

   Less distributions:

     Dividends from net investment income                                  --          --        --        --      --        --

     Distributions from capital gains                                    2.22        8.17      0.91      1.78    2.22      2.22

     Total dividends and distributions                                   2.22        8.17      0.91      1.78    2.22      2.22
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $35.72      $43.12    $67.85    $52.30  $35.63    $35.60
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                        (11.58%)    (23.85%)   31.54%    18.80% (11.86%)  (11.87%)
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                      $39         $24       $15        $1     $18       $3
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                                           1.25%       1.24%    1.24%      1.25%   1.79%    1.98%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                                             (0.59%)     (0.65%)  (0.48%)    (0.19%) (1.34%)  (1.35%)
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits(5)      1.52%       1.64%    2.34%      5.88%   2.54     2.04%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and
   earnings credits(5)                                                  (0.86%)     (1.05%)  (1.58%)     4.82%  (1.79%)   1.40%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    71%(6)      59%(6)   15%(7)     35%(6)  71%(6)   71%(6)
-----------------------------------------------------------------------------------------------------------------------------------

----------
(1) Formerly Chase Equity Growth Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) The percentages reflect the portfolio turnover of the Equity Growth Portfolio, of which the Fund invested all of its investable assets.
(7) Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in EGP (see Note 1), and the portfolio turnover rate is disclosed at the Portfolio level.

JPMORGAN EQUITY INCOME FUND(1)

                                                                                     CLASS A                   CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------------------------
                                                                        SIX                                  2/16/01(2)  2/16/01(2)
                                                                     MONTHS      YEAR      YEAR  8/24/98(2)    THROUGH     THROUGH
                                                                    6/30/01     ENDED     ENDED    THROUGH     6/30/01     6/30/01
PER SHARE OPERATING PERFORMANCE:                                 (UNAUDITED) 12/31/00  12/31/99   12/31/98  (UNAUDITED)  UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $35.35   $49.83   $46.23     $40.49     34.41      $34.41
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                            0.023    0.173    0.203       0.06     (0.05)(3)   (0.05)(3)

     Net gains or losses in securities
      (both realized and unrealized)                                  (3.19)   (2.66)    5.63       5.89     (2.24)      (2.24)

     Total from investment operations                                 (3.17)   (2.49)    5.83       5.95     (2.29)      (2.29)

   Less distributions:

     Dividends from net investment income                              0.03     0.18     0.23       0.07        --         --

     Distributions from capital gains                                  0.02    11.81     2.00       0.14      0.02        0.02

     Total dividends and distributions                                 0.05    11.99     2.23       0.21      0.02        0.02
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $32.13   $35.35   $49.83     $46.23    $32.10      $32.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                       (8.96%)  (4.09%)  12.70%     14.70%    (9.14%)     (9.14%)
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                    $34       $5       $4         $1       $17          $4
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                                         1.25%    1.25%    1.24%      1.18%     1.75%       1.75%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                                            0.28%    0.34%    0.42%      0.57%    (0.22%)     (0.22%)
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
     earnings credits(5)                                               1.53%    1.94%    3.33%     37.61%     2.04%       2.04%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
     and earnings credits(5)                                           0.00%   (0.35%)  (1.67%)   (35.86%)   (0.51%)     (0.51%)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   3%      15%      16%         3%        3%          3%
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Formerly Chase Equity Income Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.

JPMORGAN GROWTH AND INCOME FUND^

                                                                                          CLASS A
                                                                  ------------------------------------------------------
                                                                       YEAR       YEAR       YEAR        YEAR       YEAR
                                                                      ENDED      ENDED      ENDED       ENDED      ENDED
PER SHARE OPERATING PERFORMANCE:                                   10/31/01   10/31/00   10/31/99    10/31/98   10/31/97
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $40.71     $43.65     $43.24      $46.21     $39.21
------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                      0.19       0.09@      0.18@       0.19@      0.35@
------------------------------------------------------------------------------------------------------------------------
     Net gains or losses in securities
       (both realized and unrealized)                                 (8.04)      3.31       5.07        3.59      10.18
------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                 (7.85)      3.40       5.25        3.78      10.53
------------------------------------------------------------------------------------------------------------------------
   Distributions to shareholders from:
------------------------------------------------------------------------------------------------------------------------
     Dividends from net investment income                             (0.21)     (0.03)     (0.17)      (0.19)     (0.38)
------------------------------------------------------------------------------------------------------------------------
     Distributions from capital gains                                 (5.70)     (6.31)     (4.67)      (6.56)    ( 3.15)
------------------------------------------------------------------------------------------------------------------------
     Total dividends and distributions                                (5.91)     (6.34)     (4.84)      (6.75)     (3.53)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $26.95     $40.71     $43.65      $43.24     $46.21
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      (21.50%)     8.88%     12.82%       9.09%     28.84%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $833     $1,131     $1,385      $1,499     $1,497
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                        1.30%      1.30%      1.26%       1.25%      1.27%
------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                        0.59%      0.23%      0.41%       0.44%      0.82%
------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements                         1.32%      1.30%      1.26%       1.25%      1.27%
------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers
     and reimbursements                                                0.57%      0.23%      0.41%       0.44%      0.82%
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(2)                                                    12%        30%       125%        113%        62%
------------------------------------------------------------------------------------------------------------------------

----------
   @ Calculated based upon average shares outstanding.
 (1) Total return figures do not include the effect of any front-end sales load. ^ Formerly Chase Vista Growth and Income Fund.
 (2) The percentages reflect the portfolio turnover of The Growth and Income Portfolio, of which the Fund invested all of its investable assets.

                                                                                            CLASS B
                                                                 ------------------------------------------------------
                                                                       YEAR       YEAR       YEAR        YEAR      YEAR
                                                                      ENDED      ENDED      ENDED       ENDED     ENDED
PER SHARE OPERATING PERFORMANCE:                                   10/31/01   10/31/00   10/31/99    10/31/98  10/31/97
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $40.09     $43.25     $42.92      $45.96     $39.02
-----------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income (loss)                                      0.02      (0.11)@    (0.04)@     (0.02)@     0.13@

     Net gains or losses in securities
       (both realized and unrealized)                                 (7.89)      3.26       5.04        3.54      10.13

     Total from investment operations                                 (7.87)      3.15       5.00        3.52      10.26

   Distributions to shareholders from:

     Dividends from net investment income                             (0.04)        --         --          --      (0.17)

     Distributions from capital gains                                 (5.70)     (6.31)     (4.67)      (6.56)     (3.15)

     Total dividends and distributions                                (5.74)     (6.31)     (4.67)      (6.56)     (3.32)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $26.48     $40.09     $43.25      $42.92     $45.96
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      (21.90%)     8.32%     12.29%       8.52%     28.20%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $185       $409       $528        $542      $489
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                        1.80%      1.80%      1.76%       1.75%      1.77%
-----------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                        0.10%     (0.27%)    (0.09%)     (0.06%)     0.31%
-----------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements                         1.82%      1.80%      1.76%       1.75%      1.77%
-----------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers
     and reimbursements                                                0.08%     (0.27%)    (0.09%)     (0.06%)     0.31%
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(2)                                                    12%        30%       125%         113%       62%
-----------------------------------------------------------------------------------------------------------------------

----------
 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load. ^ Formerly Chase Vista Growth and Income Fund.
(2) The percentages reflect the portfolio turnover of The Growth and Income Portfolio, of which the Fund invested all of its investable assets.

                                                                                      CLASS C
                                                                   ------------------------------------------
                                                                       YEAR       YEAR       YEAR      1/2/98**
                                                                      ENDED      ENDED      ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                                   10/31/01   10/31/00   10/31/99    10/31/98
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $39.10     $42.34     $42.13      $41.64
-------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income (loss)                                      0.05      (0.11)@    (0.03)@     (0.02)@

     Net gains or losses in securities
       (both realized and unrealized)                                 (7.70)      3.18       4.94        0.68

     Total from investment operations                                 (7.65)      3.07       4.91        0.66

   Distributions to shareholders from:

     Dividends from net investment income                             (0.07)        --      (0.03)      (0.09)

     Distributions from capital gains                                 (5.70)     (6.31)     (4.67)      (0.08)

     Total dividends and distributions                                (5.77)     (6.31)     (4.70)      (0.17)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $25.68     $39.10     $42.34      $42.13
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      (21.89%)     8.31%     12.29%       1.55%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $7         $9        $10          $5
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------
   Net Expenses                                                        1.80%      1.80%      1.76%       1.72%
-------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                        0.09%     (0.27%)    (0.07%)     (0.05%)
-------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements                         1.82%      1.80%      1.76%       1.72%
-------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers
     and reimbursements                                                0.07%     (0.27%)    (0.07%)     (0.05%)
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover(2)                                                    12%        30%       125%        113%
-------------------------------------------------------------------------------------------------------------

----------
**  Commencement of offering class of shares.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load. ^ Formerly Chase Vista Growth and Income Fund.
 #  Short periods have been annualized.
(2) The percentages reflect the portfolio turnover of The Growth and Income Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN MID-CAP GROWTH FUND^

                                                                               CLASS A    CLASS A     CLASS B    CLASS B
                                                                              ------------------------------------------
                                                                              10/01/01   10/29/99**  10/01/00   10/29/99**
                                                                               THROUGH    THROUGH     THROUGH    THROUGH
PER SHARE OPERATING PERFORMANCE:                                               9/30/01    9/30/00     9/30/01    9/30/00
------------------------------------------------------------------------------------------------------------------------
Net asset value--beginning of period                                            $12.51     $10.00      $12.43     $10.00
------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations
------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                                (0.02)**   (0.09)       (.07)**   (0.17)

     Realized and unrealized gain (loss) on  investmentsnet                      (8.06)      2.60       (7.98)      2.60

     Total from investment operations                                            (8.08)      2.51       (8.05)      2.43

Less dividends and distributions (*)

     Dividends from net investment income                                         0.00       0.00        0.00       0.00

     Distributions from capital gains                                            (0.16)      0.00       (0.16)      0.00
------------------------------------------------------------------------------------------------------------------------
     Total dividends and distributions                                           (0.16)      0.00       (0.16)      0.00
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of the period                                               $4.27     $12.51       $4.22     $12.43
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                 (65.10%)    25.12%     (65.30%)    24.31%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------
   NET EXPENSES                                                                   1.30%      1.16%       2.00%      1.86%
------------------------------------------------------------------------------------------------------------------------
   Expenses before waiver                                                         1.30%      1.20%       2.00%      1.91%
------------------------------------------------------------------------------------------------------------------------
   Investment income (loss)--net                                                 (0.54%)    (0.68%)     (1.22%)    (1.38%)
------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                                      159.24%    146.63%     159.24%    146.63%
------------------------------------------------------------------------------------------------------------------------
   Net Assets, end of the period (000's)                                       $93,756    $33,375      $5,609    $24,854
------------------------------------------------------------------------------------------------------------------------

----------
**  Commencement of operations
(1) Total return figures do not include the effect of any front end sales load (not annualized)
 #  Annualized
 *  Amounts are less than $.01 per share
**  Calculated based on average shares outstanding
 ^  Formerly JPMorgan H&Q IPO & Emerging Company Fund

JPMORGAN MID-CAP VALUE FUND

                                                                                    CLASS A     CLASS B    CLASS C
                                                                                    ------------------------------
                                                                                    4/30/01**   4/30/01**  4/30/01**
                                                                                    THROUGH     THROUGH    THROUGH
PER SHARE OPERATING PERFORMANCE:                                                    9/30/01     9/30/01    9/30/01
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period Income from investment operations:              $14.24      $14.24     $14.24
------------------------------------------------------------------------------------------------------------------
     Net investment income                                                             0.04^         --^        --^

     Net realized and unrealized gain (loss) on investments                           (0.85)      (0.84)     (0.83)
     Total from investment operations                                                 (0.81)      (0.84)     (0.83)

Less distributions:

     From net investment income                                                          --          --
From net realized gain                                                                   --          --         --

     Total distributions                                                                 --           --        --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $13.43      $13.40
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                          (5.69%)+    (5.90%)+   (5.83%)+
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (thousands)                                                $1,953      $1,405     $1,506
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                        1.30%       2.03%      2.04%
------------------------------------------------------------------------------------------------------------------
   Net investment income                                                               0.71%       0.01%      0.03%
------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements                                                    15.30%      16.00%     15.95%
------------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements                                      (13.29%)    (13.96%)   (13.88%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                  98%         98%        98%
------------------------------------------------------------------------------------------------------------------

----------
**  Commencement of offering of class of shares.
 ^  Calculated based on average shares outstanding.
 +  Not annualized.
 #  Short periods have been annualized.
(1) Formerly Fleming MidCap Value Fund.

JPMORGAN SMALL CAP EQUITY FUND^

                                                                                           CLASS A
                                                                   -----------------------------------------------------
                                                                       YEAR       YEAR       YEAR        YEAR       YEAR
                                                                      ENDED      ENDED      ENDED       ENDED      ENDED
PER SHARE OPERATING PERFORMANCE:                                   10/31/01   10/31/00   10/31/99    10/31/98   10/31/97
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $27.89     $22.77     $20.40      $23.57     $19.19
------------------------------------------------------------------------------------------------------------------------

   Income from investment operations:

     Net investment income (loss)                                     (0.10)     (0.20)@    (0.13)@     (0.11)     (0.05)

     Net gains or losses in securities
       (both realized and unrealized)                                 (4.26)      7.97       2.67       (2.42)      4.72

     Total from investment operations                                 (4.36)      7.77       2.54       (2.53)      4.67

   Distributions to shareholders from:

     Dividends from net investment income                                --         --         --          --         --

     Distributions from capital gains                                 (3.89)     (2.65)     (0.17)      (0.64)     (0.29)

     Total dividends and distributions                                (3.89)     (2.65)     (0.17)      (0.64)     (0.29)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $19.64     $27.89     $22.77      $20.40     $23.57
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      (16.62%)    37.10%     12.49%     (10.93%)    24.61%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $67        $93        $98        $133       $174
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                        1.39%      1.44%      1.40%       1.38%      1.45%
------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                       (0.80%)    (0.77%)    (0.59%)     (0.43%)    (0.23%)
------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
     earnings credits                                                  1.40%      1.44%      1.40%       1.38%      1.45%
------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers,
     reimbursements and earnings credits                              (0.81%)    (0.77%)    (0.59%)     (0.43%)    (0.23%)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  47%        75%        92%         74%        55%
------------------------------------------------------------------------------------------------------------------------

----------
 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or sales load.
 ^  Formerly Chase Vista Small Cap Equity Fund.

                                                                                            CLASS B
                                                                   -----------------------------------------------------
                                                                       YEAR       YEAR       YEAR        YEAR       YEAR
                                                                      ENDED      ENDED      ENDED       ENDED      ENDED
PER SHARE OPERATING PERFORMANCE:                                   10/31/01   10/31/00   10/31/99    10/31/98   10/31/97
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $26.73     $22.06     $19.91      $23.19     $19.00
------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income (loss)                                     (0.09)     (0.37)@    (0.28)@     (0.31)     (0.27)

     Net gain or losses in securities
       (both realized and unrealized)                                 (4.25)      7.69       2.60       (2.33)      4.75

     Total from investment operations                                 (4.34)      7.32       2.32       (2.64)      4.48

   Distributions to shareholders from:

     Dividends from net investment income                                --         --         --          --        --

     Distributions from capital gains                                 (3.89)     (2.65)     (0.17)      (0.64)     (0.29)

     Total dividends and distributions                                (3.89)     (2.65)     (0.17)      (0.64)     (0.29)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $18.50     $26.73     $22.06      $19.91     $23.19
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      (17.37%)    36.17%     11.69%     (11.60%)    23.84%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $39        $57        $57         $80       $100
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                        2.13%      2.17%      2.12%       2.10%      2.16%
------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                       (1.54%)    (1.50%)    (1.31%)     (1.15%)    (0.94%)
------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
     and earnings credits                                              2.14%      2.17%      2.12%       2.10%      2.16%
------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers,
     reimbursements and earnings credits                              (1.55%)    (1.50%)    (1.31%)     (1.15%)    (0.94%)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  47%        75%        92%         74%        55%
------------------------------------------------------------------------------------------------------------------------

----------
 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load. ^ Formerly Chase Vista Small Cap Equity Fund.

JPMORGAN SMALL CAP GROWTH FUND(1)

                                                                               CLASS A     CLASS B    CLASS C

                                                                               4/30/01**  4/30/01**   4/30/01*
                                                                               THROUGH    THROUGH     THROUGH
share operating performance:                                                   9/30/01    9/30/01     9/30/01
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $9.20      $9.20       $9.20
-------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income (loss)                                                (0.05)^    (0.08)^     (0.08)^

     Net realized and unrealized gain (loss) on investments                      (2.35)     (2.32)      (2.33)

     Total from investment operations                                            (2.40)     (2.40)      (2.41)

   Less distributions:

     From net investment income                                                     --         --          --

     From net realized gain                                                         --         --          --

     Total distributions                                                            --         --          --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $6.80      $6.80       $6.79
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                    (26.09%)+  (26.09%)+   (26.20%)+
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (thousands)                                             $130        $57         $11
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS#:
-------------------------------------------------------------------------------------------------------------
   Net expenses                                                                   1.60%      2.38%       2.35%
-------------------------------------------------------------------------------------------------------------
   Net investment income                                                         (1.37%)    (2.11%)     (2.11%)
-------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements                                               11.04%     12.16%      10.97%
-------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements                                 (10.81%)   (11.89%)    (10.73%)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             71%        71%         71%
-------------------------------------------------------------------------------------------------------------

----------
**  Commencement of offering of class of shares.
 ^  Calculated based on average shares outstanding.
 +  Not annualized.
 #  Short periods have been annualized.
(1) Formerly Fleming Small Cap Growth Fund

JPMORGAN U.S. EQUITY FUND(1)

                                                                                                                CLASS A1

                                                                                                                 9/15/00*
                                                                                                                 Through
PER SHARE OPERATING PERFORMANCE:                                                                                 5/31/01
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                              $10.00
------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                                                          0.02

     Net gains or losses on investments (both realized and unrealized)                                             (1.33)

     Total from investment operations                                                                              (1.31)

   Less distributions:

     Dividends from net investment income                                                                           0.01

     Distributions from capital gains                                                                                 --

     Total distributions to shareholders                                                                            0.01
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                    $ 8.68
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                                      (13.10%)@
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                                               $3
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                                                     1.05%
------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                                                            0.22%
------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements                                                                                  7.05%
------------------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements                                                                    (5.78%)
------------------------------------------------------------------------------------------------------------------------

----------
 *  Commencement of operations.
 @  Not annualized
 #  Short periods have been annualized.
(1) Former J.P. Morgan U.S. Equity Fund - Advisor Series.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File Nos. for each Fund are:

JPMorgan Balanced Fund                      811-5526
JPMorgan Capital Growth Fund                811-5151
JPMorgan Core Equity Fund                   811-5526
JPMorgan Disciplined Equity Fund            811-7342
JPMorgan Dynamic Small Cap Fund             811-5151
JPMorgan Equity Growth Fund                 811-5526
JPMorgan Equity Income Fund                 811-5526
JPMorgan Growth and Income Fund             811-5151
JPMorgan Mid Cap Growth Fund                811-5526
JPMorgan Mid Cap Value Fund                811-08189
JPMorgan Small Cap Equity Fund              811-5151
JPMorgan Small Cap Growth Fund             811-08189
JPMorgan U.S. Equity Fund                   811-7342


                       JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

  (C) 2002 J.P. Morgan Chase & Co. All Rights Reserved. February 2002

                                                                    PR-EQABC-102

                                                     PROSPECTUS FEBRUARY 1, 2002


JPMORGAN US EQUITY FUNDS

INSTITUTIONAL CLASS SHARES

DISCIPLINED EQUITY FUND

DISCIPLINED EQUITY VALUE FUND

DIVERSIFIED FUND

MID CAP VALUE FUND

SMALL CAP GROWTH FUND

SMARTINDEX(TM) FUND

U.S. EQUITY FUND

U.S. SMALL COMPANY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Disciplined Equity Fund                             1
Disciplined Equity Value Fund                       5
Diversified Fund                                    8
Mid Cap Value Fund                                 13
Small Cap Growth Fund                              18
SmartIndex(TM) Fund                                23
U.S. Equity Fund                                   27
U.S. Small Company Fund                            31
The Funds' Management and Administration           35
How Your Account Works                             37
  Buying Fund Shares                               37
  Selling Fund Shares                              37
  Exchanging Fund Shares                           38
  Other Information Concerning the Funds           38
  Distributions and Taxes                          39
What the Terms Mean                                40
Risk and Reward Elements                           41
Financial Highlights                               43
How To Reach Us                            Back cover

JPMorgan DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 41 -
42.


THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large and medium capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries relative to the S&P 500.


Within each industry, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.


By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear to the adviser undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

The Fund may invest any portion of its assets that is not in equity securities or fixed-income securities in high quality money market instruments and repurchase agreements.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.


     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, the Fund's existing share class was re-named "Institutional" and additional share classes were introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.


Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


[CHART OF YEAR-BY-YEAR RETURNS(1), (2)]

1998                    32.35%
1999                    18.32%
2000                   -10.87%
2001                   -11.71%


--------------------------------------------
BEST QUARTER                          22.85%
--------------------------------------------
                           4th quarter, 1998
--------------------------------------------
WORST QUARTER                        -15.96%
--------------------------------------------
                           3rd quarter, 2001



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1), (3)



                                                               PAST 1 YEAR       LIFE OF FUND
---------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN BEFORE TAXES              -11.71            10.25
---------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                               -11.96             9.19
---------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                        -7.13             8.04
---------------------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                                    -11.88             9.53
---------------------------------------------------------------------------------------------


(1)  THE FUND COMMENCED OPERATIONS ON 1/3/97.


(2)  THE FUND'S FISCAL YEAR END IS 5/31.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


 MANAGEMENT FEES                                                       0.35
 DISTRIBUTION (RULE 12b-1) FEES                                        NONE
 SHAREHOLDER SERVICE FEES                                              0.10
 OTHER EXPENSES(1)                                                     0.20
-------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                              0.65
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.20)
-------------------------------------------------------------------------------
 NET EXPENSES(2)                                                       0.45
-------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/05.



EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.


The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/05, and total operating expenses thereafter.


The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($) (WITH OR WITHOUT
 REDEMPTION)                         46         144         294         745
--------------------------------------------------------------------------------

JPMorgan DISCIPLINED EQUITY VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 41 -
42.


THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000 Value Index.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large- capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Russell 1000 Value Index, which is weighted in favor of those equity securities with relatively lower price-to-book ratios and other characteristics consistent with "value" investing. The Fund does not look to overweight or underweight industries relative to the Russell 1000 Value Index.

Within each industry, the Fund modestly overweights equity securities that are ranked as undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities, with an emphasis on those that appear to the adviser undervalued or fairly valued, and by tracking the industry weightings of the Russell 1000 Value Index, the Fund seeks returns that modestly exceed those of that index over the long term with virtually the same level of volatility.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.


     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser selects the equity securities for the Fund's investments using the investment process described below to determine which large-cap U.S. companies with attractive earnings outlooks and reasonable valuations are most likely to provide high total return to shareholders.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- impact on the overall risk of the portfolio relative to the benchmark

- temporary mispricings caused by market overreactions


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio. A value stock may never reach what the adviser believes is its full value or it may even go down in value.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE RUSSELL 1000 VALUE INDEX OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE(1)
The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                    0.35
 DISTRIBUTION (RULE 12b-1) FEES                                     NONE
 SHAREHOLDER SERVICE FEES                                           0.10
 OTHER EXPENSES(2)                                                  0.44
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                           0.89
 FEE WAIVER AND EXPENSE REIMBURSEMENT(3)                           (0.44)
--------------------------------------------------------------------------------
 NET EXPENSES(3)                                                    0.45
--------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/05.


EXAMPLE The example below is intended to help you compare the cost of investing in Institutional Class Shares of the Fund with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/05, and total operating expenses thereafter.


The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------
 YOUR COST ($) (WITH OR WITHOUT
 REDEMPTION)                                 46         144         344         956
-----------------------------------------------------------------------------------------

JPMorgan DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 41 -
42.


THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY
Drawing on a variety of analytical tools, the adviser allocates assets among various types of stock and bond investments, based on the following model allocation:

- 52% medium- and large-cap U.S. stocks

- 35% U.S. and foreign bonds

- 10% foreign stocks

- 3% small-cap U.S. stocks

The adviser may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its industry sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the team ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic, and capital markets research to select securities. The team actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment-grade bond universe (currently about 5 years).


The Fund may also invest up to 25% of its assets in high-yield, non-investment grade securities rated BB by Standard & Poor's Ratings Group.


The Fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities which may take the form of despositary receipts.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.


The Fund may invest any portion of its assets that are not in stocks or fixed-income securities in high quality money market instruments and repurchase agreements.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the equity portion of the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities, asset sectors, or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, the Fund's existing share class was re-named "Institutional" and additional share classes were introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past eight calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark and the S&P 500 Index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000 (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices. Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


[CHART OF YEAR-BY-YEAR RETURNS(1), (2)]

1994                     0.93%
1995                    26.84%
1996                    13.68%
1997                    18.89%
1998                    18.60%
1999                    14.23%
2000                    -3.97%
2001                    -5.54%


-------------------------------------
BEST QUARTER                   13.48%
-------------------------------------
                    4th quarter, 1998
-------------------------------------
WORST QUARTER                  -9.55%
-------------------------------------
                    3rd quarter, 2001



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1), (3)



                                                    PAST 1 YEAR   PAST 5 YEARS  LIFE OF FUND
--------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN BEFORE TAXES                                  -5.54         7.88          9.62
--------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS                  -6.32         5.66          7.27
--------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                              -3.38         5.54          6.90
--------------------------------------------------------------------------------------------
FUND BENCHMARK (NO EXPENSES)                         -5.34         8.92         10.49
--------------------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                         -11.88        10.70         13.85
--------------------------------------------------------------------------------------------


(1)  THE FUND COMMENCED OPERATIONS ON 9/10/93.

(2)  THE FUND'S FISCAL YEAR END IS 6/30.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                   0.55
 DISTRIBUTION (RULE 12b-1) FEES                                    NONE
 SHAREHOLDER SERVICE FEES                                          0.10
 OTHER EXPENSES(1)                                                 0.25
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                          0.90
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                          (0.25)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                   0.65
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.65% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/05.


EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/05, and total operating expenses thereafter.


The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------
YOUR COST ($) (WITH OR WITHOUT
REDEMPTION)                                  66         208         414         1,028
----------------------------------------------------------------------------------------

JPMorgan MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 41 -
42.


THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the adviser believes to be undervalued. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

Robert Fleming Inc. (Robert Fleming), the adviser, is a 'bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme over valuation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of its shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.


Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


[CHART OF YEAR-BY-YEAR RETURNS(1), (2)]

1998                            19.77%
1999                            13.87%
2000                            35.28%
2001                             9.91%

-----------------------------------------
BEST QUARTER                       17.96%
-----------------------------------------
                        4th quarter, 1998
-----------------------------------------
WORST QUARTER                     -11.06%
-----------------------------------------
                        3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1), (3)



                                                                  PAST 1 YEAR  LIFE OF FUND
--------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN BEFORE TAXES                 9.91         20.04
--------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                                  7.92         16.18
--------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                          6.47         14.70
--------------------------------------------------------------------------------------------
S&P/BARRA MID CAP 400 VALUE INDEX (NO EXPENSES)                   7.14         11.42
--------------------------------------------------------------------------------------------
RUSSELL MID CAP VALUE INDEX (NO EXPENSES)                         2.33          7.22
--------------------------------------------------------------------------------------------


(1) THE FUND COMMENCED OPERATIONS ON 11/13/97.

(2) THE FUND'S FISCAL YEAR END IS 9/30.

(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses for the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


 MANAGEMENT FEES                                                    0.70
 DISTRIBUTION (RULE 12b-1) FEES                                     NONE
 SHAREHOLDER SERVICE FEES                                           NONE
 OTHER EXPENSES(1)                                                  2.55
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                           3.25
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                           (2.50)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                    0.75
--------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/03.


EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/03, and total operating expenses thereafter.


The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------
YOUR COST ($) (WITH OR WITHOUT
REDEMPTION)                                  77         705         1,423       3,332
----------------------------------------------------------------------------------------

JPMorgan SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 41 -
42.


THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at the initial time of purchase, that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


Robert Fleming, the adviser, is a 'bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct portfolios. The adviser's selection process for the portfolio is a multi-faceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits numerous companies each year and has in-office meetings and conference contacts.


During the research phase, the adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the guidelines set by the Fund's adviser.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growths do not grow as expected.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for nonhedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of its shares more sensitive to economic problems among those issuing the securities.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES
     OR
     SECTORS
   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.


Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


[CHART OF YEAR-BY-YEAR RETURNS(1), (2)]

1998                    14.86%
1999                    46.54%
2000                    -7.79%
2001                   -10.90%


--------------------------------------------
BEST QUARTER                          36.66%
--------------------------------------------
                           4th quarter, 2001
--------------------------------------------
WORST QUARTER                        -34.17%
--------------------------------------------
                           3rd quarter, 2001



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1), (3)



                                                           PAST 1 YEAR  LIFE OF FUND
------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN BEFORE TAXES          -10.90       8.70
------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                           -10.90       5.24
------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                    -6.64       5.77
------------------------------------------------------------------------------------
RUSSELL 2000 INDEX (NO EXPENSES)                             2.49       4.46
------------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX (NO EXPENSES)                     -9.23       0.50
------------------------------------------------------------------------------------


(1) THE FUND COMMENCED OPERATIONS ON 11/14/97.


(2) THE FUND'S FISCAL YEAR END IS 9/30.

(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses for the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


 MANAGEMENT FEES                                                         0.80
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                NONE
 OTHER EXPENSES(1)                                                       5.02
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                5.82
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (4.97)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         0.85
--------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.85% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/03.


EXAMPLE(1) The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/03, and total operating expenses thereafter.


The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                            1 YEAR       3 YEARS    5 YEARS     10 YEARS
----------------------------------------------------------------------------------------
YOUR COST ($) (WITH OR
WITHOUT REDEMPTION)                         87           1,173      2,371       5,279
----------------------------------------------------------------------------------------


(1) When expenses of Institutional Class Shares exceed the assumed 5% annual return, which occurs in year 8 and each year thereafter, these excess expenses would be charged against principal. The assumed 5% return is then calculated on the reduced principal.

JPMorgan SMARTINDEX(TM) FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 41 -
42.


THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of approximately 325 equity securities while maintaining risk characteristics similar to the S&P 500.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large and medium capitalization U.S. and foreign companies included in the S&P 500. While the Fund seeks to invest in a portfolio of equity securities with risk characteristics similar to the S&P 500, the Fund may invest a portion of its assets in equity securities which are not part of the index. The Fund's sector weightings are expected to be similar to those of the S&P 500. Within each industry, the Fund may moderately overweight equity securities that appear undervalued or fairly valued and underweight or not hold stocks that appear overvalued. Accordingly, the Fund's performance is expected to differ from that of the S&P 500. The Fund expects to ordinarily hold a portfolio of approximately 325 stocks. The Fund generally considers selling equity securities that appear significantly overvalued.

By controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH THE POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.


Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


[CHART OF YEAR-BY-YEAR RETURNS(1), (2)]

1999                             19.61%
2000                            -11.01%
2001                            -11.95%


--------------------------------------------
BEST QUARTER                          12.97%
--------------------------------------------
                           4th quarter, 1999
--------------------------------------------
WORST QUARTER                        -15.21%
--------------------------------------------
                           3rd quarter, 2001



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1), (3)



                                                                   PAST 1 YEAR  LIFE OF FUND
--------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN BEFORE TAXES                  -11.95       -2.20
--------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                                   -12.28       -2.57
--------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                            -7.28       -1.92
--------------------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                                        -11.88       -1.03
--------------------------------------------------------------------------------------------


(1) THE FUND COMMENCED OPERATIONS ON 12/31/98.

(2) THE FUND'S FISCAL YEAR END IS 5/31.

(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


 MANAGEMENT FEES                                                   0.25
 DISTRIBUTION (RULE 12b-1) FEES                                    NONE
 SHAREHOLDER SERVICE FEES                                          0.10
 OTHER EXPENSES(1)                                                 0.24
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                          0.59
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                          (0.24)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                   0.35
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.35% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/05.


EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/05, and total operating expenses thereafter.


The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------
YOUR COST ($) (WITH OR
WITHOUT REDEMPTION)                          36         113         247         659
----------------------------------------------------------------------------------------

JPMorgan U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 41 -
42.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.


Within each industry, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stock, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.


   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, the Fund's existing share class was re-named "Institutional" and additional classes of shares were introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

For the period 1/1/92 through 9/30/93, returns reflect performance of The Pierpont Equity Fund, the predecessor of the Fund. During this period, the actual returns of the Fund would have been lower than shown because the Fund has higher expenses than the Fund's predecessor.


Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


[CHART OF YEAR-BY-YEAR RETURNS(1)]

1992                 8.73%
1993                11.06%
1994                -0.32%
1995                32.83%
1996                21.22%
1997                28.58%
1998                24.79%
1999                14.88%
2000                -6.37%
2001                -9.30%


--------------------------------------------
BEST QUARTER                          21.46%
--------------------------------------------
                           4th quarter, 1998
--------------------------------------------
WORST QUARTER                        -15.70%
--------------------------------------------
                           3rd quarter, 2001



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(2)



                                                    PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
--------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN BEFORE TAXES                                  -9.30          9.38        11.74
--------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS                  -9.45          5.56         8.51
--------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                              -5.63          6.78         8.75
--------------------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                         -11.88         10.70        12.94
--------------------------------------------------------------------------------------------



(1) THE FUND'S FISCAL YEAR END IS 5/31.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                       0.40
 DISTRIBUTION (RULE 12b-1) FEES                                        NONE
 SHAREHOLDER SERVICE FEES                                              0.10
 OTHER EXPENSES(1)                                                     0.24
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                              0.74
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.10)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                       0.64
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.64% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/05.


EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/05, and total operating expenses thereafter.


The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                                   1 YEAR   3 YEARS    5 YEARS  10 YEARS
----------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                       65       205        378      886
----------------------------------------------------------------------------------------

JPMorgan U.S. SMALL COMPANY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 41 -
42.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in stocks of small and medium sized U.S. companies hose market capitalizations are greater than $125 million and less than $2 billion when purchased. Industry by industry, the Fund's weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

Although the Fund intends to invest primarily in stocks it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM,employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, the Fund's existing shares were re-named "Institutional" and additional share classes were introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark.

For the period 1/1/92 through 11/30/93 returns reflect performance of The Pierpont Capital Appreciation Fund, the predecessor of the Fund. During this period, the actual returns of the Fund would have been lower than shown because the Fund has higher expenses than the Fund's predecessor.


Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


[CHART OF YEAR-BY-YEAR RETURNS(1)]

1992                            18.98%
1993                             8.59%
1994                            -5.81%
1995                            31.88%
1996                            20.84%
1997                            22.70%
1998                            -5.28%
1999                            44.30%
2000                            -9.59%
2001                            -8.85%


------------------------------------
BEST QUARTER                  34.75%
------------------------------------
                   4th quarter, 1999
------------------------------------
WORST QUARTER                -22.61%
------------------------------------
                   3rd quarter, 2001



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(2)



                                              PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN BEFORE TAXES                           -8.85          6.69            10.36
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS           -8.95          4.66             8.51
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                       -5.39          4.92             8.06
------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX (NO EXPENSES)               2.49          7.52            11.51
------------------------------------------------------------------------------------------



(1) THE FUND'S FISCAL YEAR END IS 5/31.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                       0.60
 DISTRIBUTION (RULE 12b-1) FEES                                        NONE
 SHAREHOLDER SERVICE FEES                                              0.10
 OTHER EXPENSES(1)                                                     0.22
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                              0.92
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.09)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                       0.83
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.83% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/05.


EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes: o $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/05, and total operating expenses thereafter.


The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------
YOUR COST ($) (WITH OR WITHOUT
REDEMPTION)                                  85         265         479         1,103
----------------------------------------------------------------------------------------

                    THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Mid Cap Value and Small Cap Growth Funds are series of Fleming Mutual Fund Group, Inc., a Maryland corporation. The Disciplined Equity Value and SmartIndex(TM) Funds are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Disciplined Equity, Diversified, U.S. Equity and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS

JPMIM and Robert Fleming are the investment advisers and make the day-to-day investment decisions for these Funds. JPMIM is the investment adviser to the Disciplined Equity, Disciplined Equity Value, Diversified, SmartIndex(TM), U.S. Equity, and U.S. Small Company Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036. Robert Fleming is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM and Robert Fleming are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average net assets as follows:



                                           FISCAL
 FUND                                      YEAR END        %
---------------------------------------------------------------
DISCIPLINED EQUITY FUND                    5/31/01       0.35
---------------------------------------------------------------
DIVERSIFIED FUND                           6/30/01       0.55
---------------------------------------------------------------
MID CAP VALUE FUND                         9/30/01       0.70
---------------------------------------------------------------
SMALL CAP GROWTH FUND                      9/30/01       0.80
---------------------------------------------------------------
SMARTINDEX(TM) FUND                        5/31/01       0.25
---------------------------------------------------------------
U.S. EQUITY FUND                           5/31/01       0.40
---------------------------------------------------------------
U.S. SMALL COMPANY FUND                    5/31/01       0.60
---------------------------------------------------------------


PORTFOLIO MANAGERS
DISCIPLINED EQUITY FUND

The portfolio management team is led by Joseph Gill, Vice President of the adviser, Timothy J. Devlin, Vice President of the adviser, and Nanette Buziak, Vice President of the adviser. Mr. Gill has been at JPMIM since 1996 and prior to that he was a portfolio manager at Bank of Tokyo - Mitsubishi Asset Management. Mr. Devlin has been at JPMorgan Chase (or one of its predecessors) since July of 1996. Ms. Buziak has been at JPMIM since March of 1997.

DISCIPLINED EQUITY VALUE FUND

The portfolio management team is led by Messrs. Devlin, Gill and Raffaele Zingone, Vice President of the adviser. Mr. Zingone has been at JPMIM since 1991. Please see above for information on Messrs. Devlin and Gill.

DIVERSIFIED FUND

The portfolio management team is led by John M. Devlin, Vice President of the adviser, who joined the team in December of 1993 and has been at JPMIM since 1986, and Anne Lester, Vice President of the adviser, who joined the team in June of 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the Product Development group and as a fixed income and currency trader and portfolio manager in Milan.


MID CAP VALUE FUND
Jonathan Kendrew Llewelyn Simon, serves as portfolio manager to the Fund. Mr. Simon has worked as a portfolio manager with various affiliates of Robert Fleming Inc., the adviser, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc.

SMALL CAP GROWTH FUND
Christopher Mark Vyvyan Jones, serves as portfolio manager to the Fund. Mr. Jones has worked as a portfolio manager with various affiliates of the adviser since 1982. He is currently a Director of the adviser and is head of the adviser's Small Company Investment Team.

SMARTINDEX(TM) FUND

The portfolio management team is led by Timothy J. Devlin, Vice President of the adviser, Joseph Gill, Vice President of the adviser, and Nanette Buziak, Vice President of the adviser. Please see above for information on Messrs. Devlin, Gill and Ms. Buziak.


U.S. EQUITY FUND

The portfolio management team is comprised of a team of research analysts, who select stocks in their respective sectors using the investment process described earlier in the Prospectus. James H. Russo, Vice President of the adviser and CFA, and Susan Bao, Vice President of the adviser and CFA, are responsible for overseeing and managing the cash flows of the portfolio. Mr. Russo has been at JPMFAM (USA) or one of its affiliates since 1994. Previously he served in the equity research group as an analyst covering consumer cyclical stocks. Ms. Bao has been at JPMFAM (USA) or one of its affiliates since 1997. She is responsible for the daily implementation and maintenance of U.S. equity portfolios. Previously, she was a client portfolio manager.


U.S. SMALL COMPANY FUND
The portfolio management team is led by Marian U. Pardo, Managing Director, of the adviser and Carolyn Jones, Vice President, of the adviser. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Jones has been with JPMIM since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMIM's private banking group.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Chase) provides administrative services and oversees each Fund's other service providers. The administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except the Mid Cap Value and Small Cap Growth Fund) for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion. The administrator for the Mid Cap Value and Small Cap Growth Funds receives 0.10% as a percentage of each Fund's average daily net assets.

The Funds have agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of each Fund (except the Mid Cap Value and Small Cap Growth Fund) held by investors serviced by the shareholder servicing agent.

The advisers and/or the distributor, may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

                              HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the NYSE is open. If we receive your order by the close of regular trading on the NYSE, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722 or complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.


EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Disciplined Equity, Disciplined Equity Value, Diversified, SmartIndex(TM), and U.S. Equity Funds generally distribute net investment income at least quarterly. The Mid-Cap Value and Small Cap Growth Funds generally distribute net investment income at least annually. The U.S. Small Company Fund generally distributes any net investment income at least semi-annually. Net capital gain is distributed annually. You have three options for your distributions. You may:


- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

                               WHAT THE TERMS MEAN

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help a Fund manage risk.


-----------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                                       POTENTIAL REWARDS                   POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES           - The Funds can take advantage      - The Funds segregate liquid assets to
- When a Fund buys securities before issue              of attractive transaction           offset leverage risks
  or for delayed delivery, it could be exposed          opportunities
  to leverage risk if it does not segregate liquid    - The Funds could realize gains in
  assets                                                period of time
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading could raise a Fund's brokerage    - The Funds could protect against   - The Funds' generally avoid short-term
  and related costs                                     losses if a stock is overvalued     trading, except to take advantage of
- Increased short-term capital gains distributions      and its value later falls           attractive or unexpected opportunities
  could raise shareholders' income tax liability                                            or to meet demands generated by
                                                                                            shareholder activity
                                                                                          - The Funds' Portfolio Turnover Rate for
                                                                                            the most recent fiscal year is listed
                                                                                            below:
                                                                                            Disciplined Equity Fund:         72%
                                                                                            Diversified Fund:               185%
                                                                                            Mid Cap Value Fund:              98%
                                                                                            Small Cap Growth Fund:           71%
                                                                                            SmartIndex Fund:                 67%
                                                                                            U.S. Equity Fund:                81%
                                                                                            U.S. Small Company Fund:        110%

-----------------------------------------------------------------------------------------------------------------------------------

DERIVATIVES
- Derivatives such as futures, options, swaps, and    - Hedges that correlate well with   - The Funds use derivatives, such as
  forward foreign currency contracts(1) that are        underlying positions can reduce     futures, options, swaps and forward
  used for hedging the portfolio or specific            or eliminate losses at low cost     foreign currency contracts, for hedging
  securities may not fully offset the underlying      - The Funds could make money and      and for risk management (i.e., to
  positions and this could result in losses to a        protect against losses if           adjust duration or yield curve exposure,
  Fund that would not have otherwise occurred           management's analysis proves        or to establish or adjust exposure
- Derivatives used for risk management or to            correct                             to particular securities, markets or
  increase the Fund's gain may not have the           - Derivatives that involve leverage   currencies); risk management may
  intended effects and may result in losses or          could generate substantial gains    include management of a Fund's exposure
  missed opportunities                                  at low cost                         relative to its benchmark. Certain
- The counterparty to a derivatives contract                                                Funds may also use derivatives to
  could default                                                                             increase the Fund's gain
- Derivatives that involve leverage could                                                 - A Fund only establishes hedges that it
  magnify losses                                                                            expects will be highly correlated
- Certain types of derivatives involve costs to                                             with underlying positions
  the Funds which can reduce returns                                                      - While the Funds may use derivatives that
- Derivitives may, for tax purposes, affect the                                             incidentally involve leverage, they do
  character of gain and loss realized by a Fund,                                            not use them for the specific purpose
  accelerate recognition of income to a Fund,                                               of leveraging their portfolio
  affect the holding period of a Fund's assets
  and defer recognition of certain of a
  Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

-----------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                                     POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------

SECURITIES LENDING
- When a Fund lends a security, there is a risk     - The Funds may enhance income        - Each adviser maintains a list of
  that the loaned securities may not be returned      through the investment of the         approved borrowers
  if the borrower or the lending agent defaults       collateral received from the        - The Funds receive collateral equal to
- The collateral will be subject to the risks         borrower                              at least 100% of the current value of
  of the securities in which it is invested                                                 the securities loaned plus accrued
                                                                                            interest
                                                                                          - The lending agents indemnify the
                                                                                            Funds against borrower default
                                                                                          - Each adviser's collateral investment
                                                                                            guidelines limit the quality and
                                                                                            duration of collateral investment to
                                                                                            minimize losses
                                                                                          - Upon recall, the borrower must return
                                                                                            the securities loaned within the normal
                                                                                            settlement period
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- Each Fund's share price and performance will      - Stocks have generally               - Under normal circumstances the Funds
  fluctuate in response to stock and/or bond market   outperformed more stable              plan to remain fully invested, with at
  movements                                           investments (such as bonds            least 65% in stocks; stock investments
- Adverse market conditions may from time to time     and cash equivalents) over            may include U.S. and foreign common
  cause a Fund to take temporary defensive            the long term                         stocks, convertible securities,
  positions that are inconsistent with its          - With respect  to the                  preferred stocks, trust or partnership
  principal investment strategies and  may hinder     Diversified Fund, a                   interests, warrants, rights, REIT
  the Fund from achieving its investment objective    diversified, balanced portfolio       interests and investment company
                                                      should mitigate the effects of        securities
                                                      wide market fluctuations,           - A Fund seeks to limit risk and enhance
                                                      especially when stock and bond        performance through active management
                                                      prices move in different              and diversification
                                                      directions                          - During severe  market downturns,
                                                                                            each Fund has the option of investing
                                                                                            up to 100% of assets in investment-
                                                                                            grade short-term securities
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- A Fund could underperform its benchmark due to    - A Fund could outperform its         - The advisers focus their active
  its securities and asset allocation choices         benchmark due to these same           management on securities selection,
                                                      choices                               the area where they believe their
                                                                                            commitment to research can most enhance
                                                                                            returns
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
- Currency exchange rate movements could reduce     - Favorable exchange rate             - The Funds, anticipate that total foreign
  gains or create losses                              movements could generate gains        investments will not exceed 20% of
- A Fund could lose money because of foreign          or reduce losses                      assets (10% for the Small Cap Growth
  government actions, political instability, or     - Foreign investments, which            Fund and 30% for the Diversified Fund)
  lack of adequate and accurate information           represent a major portion of        - The Funds actively manage the currency
- Currency and investment risks tend to be higher     the world's securities, offer         exposure of their foreign investments
  in emerging markets; these markets also present     attractive potential performance      relative to their benchmarks, and may
  higher liquidity and valuation risks                and opportunities for                 hedge back into the U.S. dollar from
                                                      diversification                       time to time (see also "Derivatives");
                                                    - Emerging markets can offer            these currency management techniques
                                                      higher returns                        may not be available for certain
                                                                                            emerging markets investments
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- Each Fund could have difficulty valuing these     - These holdings may offer more       - No Fund may invest more than 15% of net
  holdings precisely                                  attractive yields or potential        assets in illiquid holdings
- Each Fund could be unable to sell these holdings    growth than comparable widely       - To maintain adequate liquidity to meet
  at the time or price it desires                     traded securities                     redemptions, each Fund may hold high
                                                                                            quality short-term securities
                                                                                            (including repurchase agreements
                                                                                            and reverse repurchase agreements) and,
                                                                                            for temporary or extraordinary purposes,
                                                                                            may borrow from banks up to 33 1/3% of
                                                                                            the value of its total assets or draw on
                                                                                            a line of credit

                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).

This information for the Mid Cap Value Fund and the Small Cap Growth Fund for the year ended 9/30/00 and prior has been audited by Ernst & Young LLP whose reports, along with the Funds' financial statements are included in the Funds' annual reports, which are available upon request.

All other information has been audited by PricewaterhouseCoopers LLP whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMorgan DISCIPLINED EQUITY FUND(1)

                                                                                      Year       Year     Year     Year  1/3/97(2)
                                                                                     Ended      Ended    Ended    Ended  Through
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                     5/31/01    5/31/00  5/31/99  5/31/98  5/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $17.54     $17.57   $14.96   $11.47   $10.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                            0.14       0.17     0.17     0.12     0.04

     Net gains or losses on investments (both realized and unrealized)               (1.89)      0.81     3.18     3.62     1.43
                                                                                    ------     ------   ------   ------   -------
     Total from investment operations                                                (1.75)      0.98     3.35     3.74     1.47

   Less distributions:

     Dividends from net investment income                                             0.14       0.18     0.15     0.12       --

     Distributions from capital gains                                                   --       0.83     0.59     0.13       --
                                                                                    ------     ------   ------   ------   -------
     Total distributions                                                              0.14       1.01     0.74     0.25       --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $15.65     $17.54   $17.57   $14.96   $11.47
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                         (9.99)%     5.54%   23.07%   32.98%   14.70%(3)
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                             $1,210     $1,476   $1,008     $296     $50
---------------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
   Expenses(4)                                                                        0.45%      0.45%    0.45%    0.45%    0.45%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income(4)                                                           0.85%      1.04%    1.14%    1.27%    1.58%
---------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements(4)                                                 0.55%      0.55%    0.60%    0.72%    1.34%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements(4)                                    0.75%      0.94%    0.99%    1.00%    0.69%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover**                                                                    72%        56%      51%      61%      20%(3)
---------------------------------------------------------------------------------------------------------------------------------

  (1) Formerly J.P. Morgan Institutional Disciplined Equity Fund.
  (2) Commencement of operations.
  ** The percentages reflect the portfolio turnover of The Disciplined Equity Portfolio, of which the Fund invested all of its investable assets.
  (3) Not annualized.
  (4) Short periods have been annualized.

JPMorgan DIVERSIFIED FUND(^)



                                                                                      Year       Year     Year     Year     Year
                                                                                     Ended      Ended    Ended    Ended    Ended
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                     6/30/01    6/30/00  6/30/99  6/30/98  6/30/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $14.93     $14.69   $14.18   $13.39  $ 12.02
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                            0.39       0.38     0.38     0.39     0.37

     Net gains or losses in securities (both realized and unrealized)                (1.38)      0.61     1.44     1.89     1.96
                                                                                    ------     ------   ------   ------   ------
     Total from investment operations                                                (0.99)      0.99     1.82     2.28     2.33

   Distributions to shareholders from:

     Dividends from net investment income                                             0.38       0.27     0.39     0.59     0.36

     Distributions from capital gains                                                 0.36       0.48     0.92     0.90     0.60
                                                                                    ------     ------   ------   ------   ------
     Total dividends and distributions                                                0.74       0.75     1.31     1.49     0.96
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $13.20     $14.93   $14.69   $14.18  $ 13.39
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                         (6.69%)     6.88%   13.77%   18.42%   20.72%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                             $  582     $  622   $  609   $  332  $   237
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                                         0.65%      0.65%    0.65%    0.65%    0.65%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                            2.75%      2.48%    2.55%    3.12%    3.34%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses without reimbursements                                                  0.83%      0.80%    0.84%    0.88%    0.98%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income without reimbursements                                     2.57%      2.33%    2.36%    2.89%    3.01%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover(1)                                                                  185%       217%     144%      82%     100%
---------------------------------------------------------------------------------------------------------------------------------



^   Formerly J.P. Morgan Institutional Diversified Fund
(1) The percentages reflect the portfolio turnover of The Diversified Portfolio, of which the Fund invested all of its investable assets.

JPMorgan MID CAP VALUE FUND^



                                                                                      Year         Year          Year   11/13/97*
                                                                                     Ended        Ended         Ended    Through
PER SHARE OPERATING PERFORMANCE:                                                   9/30/01      9/30/00       9/30/99    9/30/98
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $13.06       $13.56       $ 10.62   $  10.00
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                            0.15         0.11          0.02       0.11

     Net realized and unrealized gain (loss) on investments                           1.28         2.59          3.20       0.54
                                                                                    ------       ------       -------   --------
     Total from investment operations                                                 1.43         2.70          3.22       0.65

   Less distributions:

     From net investment income                                                       0.15         0.09          0.10       0.03

     From net realized gain                                                           0.87         3.11          0.18         --
                                                                                    ------       ------       -------   --------
     Total distributions                                                              1.02         3.20          0.28       0.03
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $13.47       $13.06       $ 13.56   $  10.62
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                         11.19%       23.76%        30.41%    6.50%+
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (thousands)                                               $4,464       $4,744       $ 3,552   $2,873
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS#:
-------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                              0.75%        0.97%         1.25%    1.25%
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 1.07%        0.84%         0.06%    0.73%
-------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursements                                                       3.25%        4.24%         5.11%    7.72%
-------------------------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements                                         (1.43%)      (2.43%)       (3.80%)  (5.74%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                 98%          99%          109%      73%
-------------------------------------------------------------------------------------------------------------------------------



  * Commencement of operations.
  + Not annualized.
  # Short periods have been annualized.
  ^ Formerly Fleming Midcap Value Fund.

JPMorgan SMALL CAP GROWTH FUND^



                                                                                      Year       Year     Year    11/14/97*
                                                                                     Ended      Ended    Ended     Through
PER SHARE OPERATING PERFORMANCE:                                                    9/30/01   9/30/00  9/30/99     9/30/98
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $  15.12    $13.45   $ 9.47    $  10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

     Net investment income (loss)                                                    (0.07)     (0.08)    0.08        0.08

     Net realized and unrealized gain (loss) on investments                          (6.07)      4.34     4.28       (0.59)
                                                                                    ------     ------   -------   --------
     Total from investment operations                                                (6.14)      4.26     4.36       (0.51)

   Less distributions:

     From net investment income                                                         --       0.04     0.09        0.02

     From net realized gain                                                           2.15       2.55     0.29          --
                                                                                    ------     ------   -------   --------
     Total distributions                                                              2.15       2.59     0.38        0.02
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $  6.83     $15.12   $13.45    $   9.47
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                        (45.44%)    36.33%   46.61%      (5.15%)+
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (thousands)                                              $ 1,521     $3,963   $1,813    $  1,107
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS#:
---------------------------------------------------------------------------------------------------------------------------
Expenses                                                                              0.85%      1.05%    1.35%       1.35%
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                (0.53%)    (0.61%)  (0.68%)     (0.30%)
---------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursements                                                       5.82%      5.47%   10.19%      13.84%
---------------------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements                                         (5.50%)    (5.03%)  (9.52%)    (12.79%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                 71%        88%      71%         35%
---------------------------------------------------------------------------------------------------------------------------



  * Commencement of operations.
  + Not annualized.
  # Short periods have been annualized.
  ^ Formerly Fleming Small Cap Growth Fund.

JPMorgan SMARTINDEX(TM) FUND(1)



                                                                                      Year                Year          12/31/98(2)
                                                                                     Ended               Ended           through
PER SHARE DATA FOR FISCAL PERIODS ENDED                                            5/31/01             5/31/00           5/31/99
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $17.07              $16.06            $15.00
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                            0.16                0.14              0.07

     Net gains or losses on securities (both realized and unrealized)                (2.06)               1.02              1.02
                                                                                    ------              ------            ------
     Total from investment operations                                                (1.90)               1.16              1.09

   Less distributions:

     Dividends from net investment income                                             0.15                0.14              0.03

     Distributions from capital gains                                                   --                0.01                --
                                                                                    ------              ------            ------
     Total distributions                                                              0.15                0.15              0.03
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $15.02              $17.07            $16.06
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                        (11.21)%              7.25%             7.27%(3)
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                               $483                $401                $5
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                       0.35%               0.35%             0.35%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income(4)                                                           1.00%               1.26%             1.13%
---------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements(4)                                                 0.49%               0.58%             5.44%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements(4)                                    0.86%               1.03%           (3.96)%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                 67%                 45%               19%
---------------------------------------------------------------------------------------------------------------------------------


(1) Formerly J.P. Morgan SmartIndex(TM) Fund
(2) Commencement of operations.
(3) Not annualized.
(4) Short periods have been annualized.

JPMorgan U.S. EQUITY FUND(1)



                                                                                      Year       Year     Year      Year       Year
                                                                                     Ended      Ended    Ended     Ended      Ended
PER SHARE DATA FOR FISCAL YEARS ENDED                                              5/31/01    5/31/00  5/31/99   5/31/98    5/31/97
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $12.79     $15.08   $16.73    $15.66     $14.00
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                            0.08       0.11     0.16      0.15       0.17

     Net gains or losses on investments (both realized and unrealized)               (0.96)      0.26     2.39      3.81       3.02
                                                                                    ------     ------   ------    ------     ------
     Total from investment operations                                                (0.88)      0.37     2.55      3.96       3.19

   Less distributions:

     Dividends from net investment income                                             0.08       0.11     0.17      0.18       0.25

     Distributions from capital gains                                                 0.71       2.55     4.03      2.71       1.28
                                                                                    ------     ------   ------    ------     ------
     Total distributions to shareholders                                              0.79       2.66     4.20      2.89       1.53
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $11.12     $12.79   $15.08    $16.73     $15.66
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                         (6.99)%     2.45%   18.66%    28.53%     25.21%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                               $151       $241     $278      $379       $330
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses(2)                                                                        0.62%      0.60%    0.60%     0.60%      0.60%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income(2)                                                           0.57%      0.76%    0.89%     0.89%      1.33%
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements(2)                                                 0.64%      0.63%    0.63%     0.63%      0.65%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements(2)                                    0.55%      0.73%    0.86%     0.86%      1.28%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(3)                                                                   81%        89%      84%      106%        99%
-----------------------------------------------------------------------------------------------------------------------------------



(1) Formerly J.P. Morgan Institutional U.S. Equity Fund
(2) Short periods have been annualized.
(3) The percentages reflect the portfolio turnover of The U.S. Equity Portfolio, of which the Fund invested all of the investable assets.

JPMorgan U.S. SMALL COMPANY FUND(1)


                                                                                      Year       Year     Year      Year       Year
                                                                                     Ended      Ended    Ended     Ended      Ended
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                     5/31/01    5/31/00  5/31/99   5/31/98    5/31/97
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $15.11     $11.98   $15.30    $14.09     $13.97
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                            0.08       0.04     0.08      0.09       0.10

     Net gains or losses on investments (both realized and unrealized)(^)             0.03(2)    3.10    (1.83)     3.04       1.07
                                                                                    ------     ------   ------    ------     ------
     Total from investment operations                                                 0.11       3.14    (1.75)     3.13       1.17

   Less distributions:

     Dividends from net investment income                                             0.09       0.01     0.08      0.08       0.13

     Distributions from capital gains                                                 1.79         --     1.49      1.84       0.92
                                                                                    ------     ------   ------    ------     ------
     Total distributions                                                              1.88       0.01     1.57      1.92       1.05
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $13.34     $15.11   $11.98    $15.30     $14.09
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                          0.94%     26.23%  (10.79)%   23.55%      9.44%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                               $410       $358     $345      $420       $402
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                              0.82%      0.80%    0.80%     0.80%      0.80%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 0.54%      0.26%    0.55%     0.55%      0.81%
-----------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursements                                                       0.82%      0.82%    0.85%     0.85%      0.85%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements                                          0.54%      0.24%    0.50%     0.50%      0.76%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(3)                                                                  110%       104%     104%       96%        98%
-----------------------------------------------------------------------------------------------------------------------------------



 (1) Formerly J.P. Morgan Institutional U.S. Small Company Fund
 (2) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the fund during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values.
 (3) The percentages reflect the portfolio turnover of The U.S. Small Company Portfolio, of which the Fund invested all of its investable assets.

                      This page intentionally left blank

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                               393 Manley Street
                         West Bridgewater, MA 02379-1039

             The Investment Company Act File Nos. for each Fund are:

             JPMorgan Disciplined Equity Fund             811-7342
             JPMorgan Disciplined Equity Value Fund       811-7795
             JPMorgan Diversified Fund                    811-7342
             JPMorgan Mid Cap Value Fund                  811-8189
             JPMorgan Small Cap Growth Fund               811-8189
             JPMorgan SmartIndex(TM) Fund                 811-7795
             JPMorgan U.S. Equity Fund                    811-7342
             JPMorgan U.S. Small Company Fund             811-7342



       (c)2002 J.P. Morgan Chase & Co. All Rights Reserved. February 2002

                                                                      PR-EQI-102

                                                     PROSPECTUS FEBRUARY 1, 2002

JPMORGAN U.S. EQUITY FUNDS
SELECT SHARES

BALANCED FUND

CAPITAL GROWTH FUND

CORE EQUITY FUND

DISCIPLINED EQUITY FUND

DIVERSIFIED FUND

DYNAMIC SMALLCAP FUND

EQUITY GROWTH FUND

EQUITY INCOME FUND

GROWTH AND INCOME FUND

MID CAP VALUE FUND

SMALL CAP EQUITY FUND

SMALL CAP GROWTH FUND

U.S. EQUITY FUND

U.S. SMALL COMPANY FUND

U.S. SMALL COMPANY OPPORTUNITIES FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Balanced Fund                                       1
Capital Growth Fund                                 8
Core Equity Fund                                   13
Disciplined Equity Fund                            18
Diversified Fund                                   23
Dynamic Small Cap Fund                             29
Equity Growth Fund                                 34
Equity Income Fund                                 39
Growth and Income Fund                             44
Mid Cap Value Fund                                 50
Small Cap Equity Fund                              56
Small Cap Growth Fund                              62
U.S. Equity Fund                                   68
U.S. Small Company Fund                            73
U.S. Small Company Opportunities Fund              78
The Funds' Management and Administration           83
How Your Account Works                             87
   Buying Fund Shares                              87
   Selling Fund Shares                             88
   Exchanging Fund Shares                          88
   Other Information Concerning the Funds          89
   Distributions and Taxes                         89
What the Terms Mean                                91
Risk and Reward Elements                           92
Financial Highlights                               94
How To Reach Us                            Back cover

JPMORGAN BALANCED FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 92 -
93.

THE FUND'S OBJECTIVE
The Fund seeks to provide a balance of current income and growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks a balance of current income and growth by using the following strategies:

- an active equity management style which focuses on equity securities that it considers most undervalued.

- an active fixed-income management style that focuses primarily on domestic fixed-income securities.

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), the Fund's adviser, may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on its analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.

The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). Market capitalization is the total market value of a company's shares. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market as represented by this index.

Equity securities include common stocks, preferred stocks and securities that are convertible into common stocks, and depositary receipts.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment grade or the adviser considers them to be comparable to investment grade.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in mortgage-related securities, collateralized mortgage obligations and real estate investment trusts. The Fund may also enter into "dollar rolls."

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when -hey appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's adviser will adjust the maturity based on its outlook for the economy.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You ay lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objectives if the adviser's expectations regarding particular securities, asset sectors or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-related investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default.

The Fund's performance will also depend on the credit quality of its investments. Securities that are rated Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-   ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
-   REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-   ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to 9/10/01) have varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and Lehman Gov't/Credit Index, widely recognized market benchmarks, and the Lipper Balanced Funds Index. In the past, the Fund compared its performance to the Lehman Gov't/Credit Index. The Fund now compares its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

[CHART OF YEAR-BY-YEAR RETURNS(1)]

1992                             5.32%
1993                             6.01%
1994                            -2.27%
1995                            23.83%
1996                            11.31%
1997                            23.67%
1998                            25.15%
1999                            14-23%
2000                            -2.55%
2001                            -5.51%

------------------------------------------
BEST QUARTER                    13.34%
------------------------------------------
                   4th quarter, 1998
------------------------------------------
WORST QUARTER                   -7.87%
------------------------------------------
                   1st quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1,2)

                                               PAST 1 YR.     PAST 5 YRS.   PAST 10 YRS.
----------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN BEFORE TAXES      -5.51          10.24           9.37
----------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS                              -6.4           68.40           8.45
----------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES     -2.96            8.04           7.77
----------------------------------------------------------------------------------------
 S&P 500 INDEX (NO EXPENSES)                   -11.88           10.70          12.93
----------------------------------------------------------------------------------------
 LEHMAN GOV'T/CREDIT INDEX (NO EXPENSES)         8.51            7.36           7.27
----------------------------------------------------------------------------------------
 LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)       8.42            7.43           7.23
----------------------------------------------------------------------------------------
 LIPPER BALANCED FUNDS INDEX (NO EXPENSES)      -3.24            8.37           9.54
----------------------------------------------------------------------------------------

(1)   THE FUND'S FISCAL YEAR END IS 10/31.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                         0.50
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.31
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                1.06
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.06)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.00
-------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/03.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual return for the Select Class Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
----------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)    102        330         578         1,288
----------------------------------------------------------------------------

JPMORGAN CAPITAL GROWTH FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 92 -
93.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell MidCap(R) Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMFAM (USA), applies an active equity management style focused on investing in mid-sized companies. The Fund focuses on companies with high-quality management, with a leading or dominant position in a major product line, new or innovative products and services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to 9/10/01) has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the Russell MidCap(R) Growth Index, S&P MidCap 400 Index, widely recognized market benchmarks, and the Lipper Mid-Cap Core Funds Index. In the past, the Fund has compared its performance to the S&P MidCap 400 Index, but in the future, the Fund intends to compare its performance to the Russell MidCap(R) Growth Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS(1,2)]

1992                              12.95%
1993                              20.17%
1994                              -1.31%
1995                              22.24%
1996                              24.64%
1997                              23.88%
1998                               5.93%
1999                              13.23%
2000                              14.60%
2001                              -3.76%

-------------------------------------------
BEST QUARTER                      17.56%
-------------------------------------------
                      4th quarter, 1998
-------------------------------------------
WORST QUARTER                    -19.49%
-------------------------------------------
                      3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1,2,3)

                                            PAST 1 YR.       PAST 5 YRS.    PAST 10 YRS.
----------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN BEFORE TAXES   -3.76            10.38            12.83
----------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS                           -3.76             8.23            10.95
----------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES   -2.29             8.08            10.34
----------------------------------------------------------------------------------------
 RUSSELL MIDCAP(R) GROWTH INDEX
  (NO EXPENSES)                              -20.15             9.02            11.10
----------------------------------------------------------------------------------------
 S&P MIDCAP 400 INDEX (NO EXPENSES)           -0.61            16.11            15.10
----------------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS
 INDEX (NO EXPENSES)                          -4.90            11.28            12.43
----------------------------------------------------------------------------------------

(1) THE PERFORMANCE FOR THE PERIOD BEFORE SELECT CLASS SHARES WERE LAUNCHED
    ON 1/24/96 IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. DURING THIS PERIOD, THE ACTUAL RETURNS OF SELECT CLASS SHARES WOULD HAVE BEEN HIGHER THAN SHOWN BECAUSE SELECT CLASS HAVE LOWER EXPENSES THAT CLASS A SHARES.
(2) THE FUND'S FISCAL YEAR END IS 10/31.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.53
------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                1.18
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.25)
------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.93
------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.93% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/03.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

-  net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual return for the Select Class Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)     95         344         619         1,404
----------------------------------------------------------------------------

JPMORGAN CORE EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 92 -
93.

THE FUND'S OBJECTIVE
The Fund seeks to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. The Fund normally invests at least 70% of its total assets in equity securities. Equity securities may include common stocks, convertible securities, preferred stocks and depositary receipts.

The Fund intends to invest primarily in equity securities, it may also invest in investment-grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.

In managing the Fund, the adviser, JPMFAM(USA), seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P
500. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to 9/10/01) has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

[CHART OF YEAR-BY-YEAR RETURNS(1,2)]

1994                     -4.03%
1995                     25.53%
1996                     22.54%
1997                     33.33%
1998                     30.95%
1999                     23.89%
2000                    -11.99%
2001                    -14.16%

-------------------------------------------
BEST QUARTER                        22.97%
-------------------------------------------
                        4th quarter, 1998
-------------------------------------------
WORST QUARTER                      -14.65%
-------------------------------------------
                        1st quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1,2,3)


                                                                           LIFE
                                               PAST 1 YR.    PAST 5 YRS.  OF FUND
---------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN BEFORE TAXES     -14.16          10.32     11.56
---------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS                             -14.16           9.70     11.20
---------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES      -8.62           8.58      9.91
---------------------------------------------------------------------------------
 S&P 500 INDEX (NO EXPENSES)                    -11.88          10.70     13.86
---------------------------------------------------------------------------------
 LIPPER LARGE-CAP CORE FUNDS INDEX
 (NO EXPENSES)                                  -12.83           9.59     12.09
---------------------------------------------------------------------------------

(1)  THE FUND COMMENCED OPERATIONS ON 4/1/93.

(2)  THE FUND'S FISCAL YEAR END IS 12/31.

(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                         0.50
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.30
-------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                1.05
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.05)
-------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         1.00
-------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/03.

EXPENSE EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds.
The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
-----------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)    102        328         573         1,277
-----------------------------------------------------------------------------

JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 92 -
93.

THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries relative to the S&P 500.

Within each industry, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

The Fund may invest any portion of its assets not in equity securities or fixed-income securities in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management, Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price
- high potential reward compared to potential risk
- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more volatile or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance with respect to the Fund's Shares The bar chart shows how the performance of the Fund's Select Class Shares (and its predecessor) has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS(1,2,3)]

1998                    31.98%
1999                    18.02%
2000                   -11.11%
2001                   -12.14%

------------------------------------------
BEST QUARTER                        22.83%
------------------------------------------
                        4th quarter, 1998
------------------------------------------
WORST QUARTER                      -15.97%
------------------------------------------
                        3rd quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS(%)
Shows performance over time, for periods ended December 31, 2001(1,2,4)


                                            PAST 1 YR.       LIFE OF FUND
---------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES   -12.14             9.97
---------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS                           -12.44             9.33
---------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS AND SALE OF FUND SHARES    -7.39             7.96
---------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                  -11.88             9.53

(1) PRIOR TO A MERGER EFFECTIVE 9/10/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE SELECT CLASS SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE WHOSE INVESTMENT PROGRAM IS IDENTICAL TO AND WHOSE EXPENSES ARE SUBSTANTIALLY THE SAME AS, THE SELECT CLASS SHARES.
(2) THE FORMER FEEDER WHOSE PERFORMANCE IS SHOWN COMMENCED OPERATIONS ON
    1/3/97.
(3) THE FUND'S FISCAL YEAR END IS 5/31.
(4) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                        0.35
 DISTRIBUTION (RULE 12b-1) FEES                                         NONE
 SHAREHOLDER SERVICE FEES                                               0.25
 OTHER EXPENSES(1)                                                      0.24
------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                               0.84

 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                               (0.09)
------------------------------------------------------------------------------
 NET EXPENSES(2)                                                        0.75

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/05. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.73% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                1 YR.       3 YRS.      5 YRS.       10 YRS.
-----------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   77           240         436          1,009
-----------------------------------------------------------------------------

JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 92 -
93.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY
Drawing on a variety of analytical tools, JPMIM, the adviser, allocates assets among various types of stock and bond investments, based on the following model allocation:

- 52% medium-and large-cap U.S. stocks

- 35% U.S. and foreign bonds

- 10% foreign stocks

- 3% small-cap U.S. stocks

The adviser may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its industry sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic, and capital markets research to select securities. The team actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment-grade bond universe (currently about 5 years).

The Fund may also invest up to 25% of its total assets in high-yield, non-investment grade securities rated BB by Standard & Poor's Ratings Group.

The Fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may invest any portion of its assets that are not in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the equity portion of the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities, asset sectors or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or requlations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's Shares The bar chart shows how the performance of the Fund's Select Class Shares (and its predecessor) has varied from year to year for the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark and the S&P 500 Index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000 (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS(1,2,3)]

1994                        0.60%
1995                       26.47%
1996                       13.42%
1997                       18.47%
1998                       18.29%
1999                       13.87%
2000                       -4.24%
2001                       -5.89%

---------------------------------
BEST QUARTER               13.39%
---------------------------------
                4th quarter, 1998
---------------------------------
WORST QUARTER              -9.65%
---------------------------------
                3rd quarter, 2001
---------------------------------

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1,2,4)


                                                PAST(1) YR.     PAST(5) YRS.     LIFE OF FUND
---------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES       -5.89           7.54             9.25
---------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS                               -7.02           5.75             7.44
---------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS AND SALE OF FUND SHARES       -3.59           5.43             6.86
---------------------------------------------------------------------------------------------
FUND BENCHMARK (NO EXPENSES)                     -5.34           8.92            10.49
---------------------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                     -11.88          10.70            13.85
---------------------------------------------------------------------------------------------


(1) PRIOR TO A MERGER EFFECTIVE 9/10/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE SELECT CLASS SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE WHOSE INVESTMENT PROGRAM IS IDENTICAL TO AND WHOSE EXPENSES ARE SUBSTANTIALLY THE SAME AS THE SELECT CLASS SHARES.
(2) THE FORMER FEEDER WHOSE PERFORMANCE IS SHOWN COMMENCED OPERATIONS ON
    12/15/93.
(3) THE FUND'S FISCAL YEAR END IS 6/30.
(4) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE
    AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                 0.55
 DISTRIBUTION (RULE 12b-1) FEES                  NONE
 SHAREHOLDER SERVICE FEES                        0.25
 OTHER EXPENSES(1)                               0.26
 ------------------------------------------------------
 TOTAL OPERATING EXPENSES                        1.06
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)        (0.08)
 ------------------------------------------------------
 NET EXPENSES(2)                                 0.98

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.98% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/05. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.91% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
---------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   100        312         558         1,269
---------------------------------------------------------------------------

JPMORGAN DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
92 - 93.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600/BARRA Growth Index stocks. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMFAM (USA), applies an active equity management style focused on investing in small sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine if the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objectives if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to 9/10/01) has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Small-Cap Growth Funds Index.

Past performance does not predict how any class of the Fund will perform in the future. During this period, the actual returns of Select Class Shares would have been higher than shown because Select Class have lower expenses that Class A Shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS(1,2,3)]

1998                 13.46%
1999                 30.19%
2000                 11.91%
2001                -13.92%

----------------------------------
BEST QUARTER               24.06%
----------------------------------
                4th quarter, 1999
----------------------------------
WORST QUARTER             -20.75%
----------------------------------
                1st quarter, 2001
----------------------------------

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1,2,3,4)


                                                    PAST 1 YR. OF    LIFE OF FUND
---------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN BEFORE TAXES            -13.92           14.94
---------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS                                    -13.92           14.00
---------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES             -8.48           12.42
---------------------------------------------------------------------------------
 S&P SMALLCAP 600/BARRA GROWTH INDEX (NO EXPENSES)      -1.18            5.60
---------------------------------------------------------------------------------
 LIPPER SMALL-CAP GROWTH FUNDS INDEX (NO EXPENSES)     -12.75            7.32
---------------------------------------------------------------------------------

(1) THE PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS SHARES WERE LAUNCHED ON 4/5/99 IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. DURING THIS PERIOD, THE ACTUAL RETURNS OF SELECT CLASS SHARES WOULD HAVE BEEN HIGHER THAN SHOWN BECAUSE SELECT CLASS SHARES WOULD HAVE LOWER EXPENSES THAN CLASS A SHARES.

(2) THE FUND COMMENCED OPERATIONS ON 1/1/98.
(3) THE FUND'S FISCAL YEAR END IS 10/31.
(4) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                0.65
 DISTRIBUTION (RULE 12b-1) FEES                 NONE
 SHAREHOLDER SERVICE FEES                       0.25
 OTHER EXPENSES(1)                             11.31
----------------------------------------------------
 TOTAL OPERATING EXPENSES                      12.21
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)      (11.11)
----------------------------------------------------
 NET EXPENSES(2)                                1.10

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.10% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/03.

EXAMPLE(1) The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------
 YOUR COST ($)
  (WITH OR WITHOUT REDEMPTION)  112        2,244       4,333       8,373
--------------------------------------------------------------------------


(1) WHEN EXPENSES OF SELECT CLASS SHARES EXCEED THE ASSUMED 5% ANNUAL RETURN, WHICH OCCURS IN YEAR 2 AND EACH YEAR THEREAFTER, THESE EXCESS EXPENSES WOULD BE CHARGED AGAINST PRINCIPAL. THE ASSUMED 5% RETURN IS THEN CALCULATED ON THE REDUCED PRINCIPAL.

JPMORGAN EQUITY GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 92 -
93.

THE FUND'S OBJECTIVES
The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, it may also invest in investment-grade debt securities.

The Fund may invest any portion of its assets not in equities or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVES.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:

- projected earnings growth rate that is greater than or equal to the equity markets in general

- return on assets and return on equity equal to or greater than the equity markets in general

- market capitalization of more than $500 million.

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objectives if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securites may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long term debt securities are more sensitive to interest rate chages than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to 9/10/01) has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Growth Index, S&P 500/BARRA Growth Index, widely recognized market benchmarks, and the Lipper Large-Cap Growth Funds Index. In the past, the Fund has compared its performance to the S&P 500/BARRA Growth Index, but in the future, the Fund intends to compare its performance to the Russell 1000(R) Growth Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

[CHART OF YEAR-BY-YEAR RETURNS(1,2)]

1992             6.43%
1993             2.48%
1994            -0.90%
1995            25.78%
1996            20.52%
1997            37.20%
1998            41.38%
1999            31.85%
2000           -23.65%
2001           -18.86%

---------------------------------
BEST QUARTER               27.40%
---------------------------------
                4th quarter, 1998
---------------------------------
WORST QUARTER             -18.49%
---------------------------------
                1st quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1,2)


                                               PAST 1 YR.     PAST 5 YRS.     PAST 10 YRS.
------------------------------------------------------------------------------------------
SELECT CLASS SHARES-- RETURN BEFORE TAXES        -18.86          9.64           10.01
------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS                               -20.28          8.31            9.34
------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS AND SALE OF FUND SHARES       -10.13          8.13            8.66
------------------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH INDEX (NO EXPENSES)       -20.42          8.27           10.80
------------------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX (NO EXPENSES)         -12.73         11.07           12.30
------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX (NO EXPENSES)-23.87          7.50           10.60
------------------------------------------------------------------------------------------


(1) THE FUND'S FISCAL YEAR END IS 12/31.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k)PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                  0.50
DISTRIBUTION (RULE 12b-1) FEES                   NONE
SHAREHOLDER SERVICE FEES                         0.25
OTHER EXPENSES(1)                                0.27
------------------------------------------------------
TOTAL OPERATING EXPENSES                         1.02
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)         (0.02)
------------------------------------------------------
NET EXPENSES(2)                                  1.00

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/03.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                1 YR.   3 YRS.  5 YRS.  10 YRS.
----------------------------------------------------------------
YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   102     322     561     1,246
----------------------------------------------------------------

JPMORGAN EQUITY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 92 -
93.

THE FUND'S OBJECTIVE
The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of primarily income-oriented stocks. The Fund normally invests at least 65% of its total assets in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities it may also invest in investment grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million. The Fund combines growth and value styles of investing.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The Fund may invest in small and mid-capitalization companies. The securities of small and mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to 9/10/01) has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Value Index, S&P 500 Index, widely recognized market benchmarks, and the Lipper Equity Income Funds Index. In the past, the Fund has compared its performance to the S&P 500 Index, but in the future, the Fund intends to compare its performance to the Russell 1000(R) Value Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

[CHART OF YEAR-BY-YEAR RETURNS(1)]

1992             5.61%
1993            12.34%
1994            -3.37%
1995            33.72%
1996            17.87
1997            31.05%
1998            26.20%
1999            13.06%
2000            -3.85%
2001           -12.43%

--------------------------------
BEST QUARTER              18.89%
--------------------------------
               4th quarter, 1998
--------------------------------
WORST QUARTER            -11.83%
--------------------------------
               1st quarter, 2001
--------------------------------

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1,2)


                                              PAST 1 YR.      PAST 5 YRS.     PAST 10 YRS.
------------------------------------------------------------------------------------------
 SELECT CLASS SHARES-- RETURN BEFORE TAXES      -12.43           9.50           11.02
------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS                             -12.74           7.90           10.21
------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES      -7.48           7.85            9.49
------------------------------------------------------------------------------------------
 RUSSELL 1000(R) VALUE INDEX (NO EXPENSES)       -5.59          11.13           14.16
------------------------------------------------------------------------------------------
 S&P 500 INDEX (NO EXPENSES)                    -11.88          10.70           12.94
------------------------------------------------------------------------------------------
 LIPPER EQUITY INCOME FUNDS INDEX (NO EXPENSES)  -5.20           8.57           11.18
------------------------------------------------------------------------------------------


(1) THE FUND'S FISCAL YEAR END IS 12/31.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX
    SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                 0.40
DISTRIBUTION (RULE 12b-1) FEES                  NONE
SHAREHOLDER SERVICE FEES                        0.25
OTHER EXPENSES(1)                               0.38
-----------------------------------------------------
TOTAL OPERATING EXPENSES                        1.03
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)        (0.13)
-----------------------------------------------------
NET EXPENSES(2)                                 0.90

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.90% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/03.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual return for the Select Class Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
---------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   92         312         553         1,245
---------------------------------------------------------------------------

JPMORGAN GROWTH AND INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 92 -
93.

THE FUND'S OBJECTIVE
The Fund seeks to provide capital growth over the long term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks to achieve its objective by investing all of its investable assets in the Growth and Income Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to the Growth and Income Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The adviser will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display or have the potential for displaying level or rising dividends.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, applies an active equity management style. The Fund focuses on companies with high-quality management, with a leading or dominant position in a major product line, new or innovative products and services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if the companies in which it invests do not pay dividends.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of its shares more sensitive to the economic problems of those issuing the securities.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to 9/10/01) has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a widely recognized market benchmark, which contains large companies with low price-to-book ratios relative to the S&P 500 Index, and the Lipper Large-Cap Value Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS(1,2)]

1992            15.06%
1993            12.99%
1994            -3.41%
1995            27.55%
1996            19.86%
1997            30.07%
1998            14.50%
1999             8.52%
2000             0.86%
2001           -11.81%

--------------------------------
BEST QUARTER              16.76%
--------------------------------
               4th quarter, 1998
--------------------------------
WORST QUARTER            -14.23%
--------------------------------
               3rd quarter, 2001
--------------------------------

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1,3)


                                              PAST 1 YR.      PAST 5 YRS.     PAST 10 YRS.
------------------------------------------------------------------------------------------
SELECT CLASS SHARES-- RETURN BEFORE TAXES       -11.81          7.53            10.68
------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS                             -12.03          4.81             8.46
------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES      -7.19          5.92             8.53
------------------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX (NO EXPENSES)         -11.71          9.49            13.10
------------------------------------------------------------------------------------------
LIPPER MULTI-CAP VALUE FUNDS INDEX
   (NO EXPENSES)                                  1.30          9.73            12.31
------------------------------------------------------------------------------------------

(1) THE PERFORMANCE FOR THE PERIOD BEFORE SELECT CLASS SHARES WERE LAUNCHED ON 1/24/96 IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. DURING THIS PERIOD, THE ACTUAL RETURNS OF SELECT CLASS SHARES WOULD HAVE BEEN HIGHER THAN SHOWN BECAUSE SELECT CLASS SHARES HAVE LOWER EXPENSES THAN CLASS A SHARES.

(2) THE FUND'S FISCAL YEAR END IS 10/31.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                0.40
DISTRIBUTION (RULE 12b-1) FEES                 NONE
SHAREHOLDER SERVICE FEES                       0.25
OTHER EXPENSES(1)                              1.42
-----------------------------------------------------
TOTAL OPERATING EXPENSES                       2.07
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)       (1.17)
-----------------------------------------------------
NET EXPENSES(2)                                0.90

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.90% OF ITS AVERAGE DAILY NET ASSETS THROUGH 4/30/03.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
---------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   92         506         978         2,283
---------------------------------------------------------------------------

JPMORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 92 -
93.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the adviser believes to be undervalued. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

Robert Fleming Inc., (Robert Fleming), the adviser, is a `bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

[CHART OF YEAR-BY-YEAR RETURNS(1,2,3)]

1998            19.77%
1999            13.87%
2000            35.28%
2001             9.87%

------------------------------------
BEST QUARTER               17.96%
------------------------------------
                4th quarter, 1998
------------------------------------
WORST QUARTER             -11.06%
------------------------------------
                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1,2,3,4)

                                                PAST 1 YR.    LIFE OF FUND
SELECT CLASS SHARES -- RETURN BEFORE TAXES      9.87          20.04
--------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS                              7.90          16.17
--------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS AND SALE OF FUND SHARES      6.44          14.69
--------------------------------------------------------------------------
S&P/BARRA MID CAP 400 VALUE INDEX (NO EXPENSES) 7.14          11.42
RUSSELL MID CAP VALUE INDEX (NO EXPENSES)       2.33           7.22
--------------------------------------------------------------------------

(1) THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE SELECT CLASS SHARES WERE INTRODUCED ON 9/10/01 AND THE FUND'S PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF INSTITUTIONAL CLASS SHARES OF
    THE FUND FROM 11/13/97 (COMMENCEMENT OF OPERATIONS) TO 9/10/01 (FOR THE TABLE) AND THROUGH 12/31/01 (FOR THE BAR CHART). DURING THESE PERIODS THE ACTUAL RETURNS OF SELECT CLASS SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE THE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN THE INSTITUTIONAL CLASS SHARES.
(2) THE FUND COMMENCED OPERATIONS ON 11/13/97.
(3) THE FUND'S FISCAL YEAR END IS 9/30.
(4) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                  0.70

DISTRIBUTION (RULE 12b-1) FEES                   NONE

SHAREHOLDER SERVICE FEES                         NONE

OTHER EXPENSES(1)                                2.80
------------------------------------------------------
TOTAL OPERATING EXPENSES                         3.50

FEE WAIVER AND EXPENSE REIMBURSEMENT(2)         (2.50)
------------------------------------------------------
NET EXPENSES(2)                                  1.00

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/03.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   102        780         1,546       3,564
--------------------------------------------------------------------------------

JPMORGAN SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 92 -
93.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

Prior to 9/10/01, the Fund was closed to new investors.

Equity securities include common and preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, applies an active equity management style and a disciplined stock selection process which focuses on companies with positive business fundamentals such as strong earnings prospects and increasing market share. The Fund also focuses on companies with high-quality management, a leading or dominant position in a major product line, new or innovative products and services, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Institutional Class Shares (and its predecessor) The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. The table shows the average annual returns over the past one year, five years and life of the Fund. It compares that performance to the S&P SmallCap 600 Index, a widely recognized market benchmark, and the Lipper SmallCap Core Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS(1,2)]

1995            54.04%
1996            29.18%
1997            18.15%
1998             3.71%
1999            14.37%
2000            14.80%
2001            -5.68%

----------------------------------------
BEST QUARTER                     19.51%
----------------------------------------
                     4th quarter, 1998
----------------------------------------
WORST QUARTER                   -21.04%
----------------------------------------
                     3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1,2,3)

                                           PAST 1 YR. PAST 5 YRS. LIFE OF FUND
-------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN BEFORE TAXES    -5.68       8.70       17.65
-------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS                           -5.68       7.31       16.38
-------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES   -3.46       6.96       14.92
-------------------------------------------------------------------------------
 S&P SMALLCAP 600 INDEX (NO EXPENSES)          6.54      10.60       15.05
-------------------------------------------------------------------------------
 LIPPER SMALL-CAP CORE FUNDS                   7.13      10.15       14.11
 INDEX (NO EXPENSES)
-------------------------------------------------------------------------------

(1) THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE SELECT CLASS SHARES WERE INTRODUCED ON 9/10/01 AND THE FUND'S PERFORMANCE IN THE BAR CHART IS BASED ON THE PERFORMANCE OF INSTITUTIONAL CLASS SHARES OF
    THE FUND FROM 5/7/96 TO 9/10/01 (FOR THE TABLE) AND THROUGH 12/31/01 (FOR THE BAR CHART) AND THE CLASS A SHARES OF THE FUND FROM 1/1/95
    (COMMENCEMENT OF OPERATIONS) TO 5/7/96. DURING THESE PERIODS THE ACTUAL RETURNS OF SELECT CLASS SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.
(2) THE FUND'S FISCAL YEAR END IS 10/31.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                   0.65
 DISTRIBUTION (RULE 12b-1) FEES                                    NONE
 SHAREHOLDER SERVICE FEES                                          0.25
 OTHER EXPENSES(1)                                                 0.22
-------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                          1.12
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                          (0.24)
-------------------------------------------------------------------------
 NET EXPENSES(2)                                                   0.88
-------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.88% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/03.

EXAMPLE The example is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   90         326         588         1,336
--------------------------------------------------------------------------------

JPMORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 92 -
93.


THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at the time of purchase, that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.


Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

Robert Fleming, the adviser, is a `bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct portfolios. The adviser's selection process for the portfolio is a multi-faceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits numerous companies each year and has in-office meetings and conference contacts.


During the research phase, the adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the guidelines set by the Fund's adviser.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growths do not grow as expected.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for nonhedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the performance record of the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to 9/10/01) has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and life of the Fund. It compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

[CHART OF YEAR-BY-YEAR RETURNS(1,2)]

1998                    14.86%
1999                    46.54%
2000                    -7.79%
2001                   -11.09%

-----------------------------------
 BEST QUARTER                36.36%
-----------------------------------
                 4th quarter, 2001
-----------------------------------
 WORST QUARTER             -34.17%
-----------------------------------
                 3rd quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1,2,3)

                                                     PAST 1 YR.   LIFE OF FUND
--------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN BEFORE TAXES             -11.09        8.65
--------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS                                    -11.09        5.18
--------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES             -6.75        5.73
--------------------------------------------------------------------------------
 RUSSELL 2000 INDEX (NO EXPENSES)                        2.49        4.46
--------------------------------------------------------------------------------
 RUSSELL 2000 GROWTH INDEX (NO EXPENSES)                -9.23        0.50

(1) THE FUND COMMENCED OPERATIONS ON 11/4/97.
(2) THE FUND'S FISCAL YEAR END IS 9/30.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                   0.80
 DISTRIBUTION (RULE 12b-1) FEES                                    NONE
 SHAREHOLDER SERVICE FEES                                          NONE
 OTHER EXPENSES(1)                                                 5.27
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                          6.07
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                           4.97
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                   1.10
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.10% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/03.

EXAMPLE(1) The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                              1 YR.       3 YRS.     5 YRS.       10 YRS.
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION) 112         1,245      2,481        5,459
--------------------------------------------------------------------------------


(1) WHEN EXPENSES OF SELECT CLASS SHARES EXCEED THE ASSUMED 5% ANNUAL
    RETURN, WHICH IN YEAR 6 AND EACH YEAR THEREAFTER, THESE EXCESS EXPENSES WOULD BE CHARGED AGAINST PRINCIPAL. THE ASSUMED 5% RETURN IS THEN CALCULATED ON THE REDUCED PRINCIPAL.

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 92 -
93.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value.

The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (and its predecessor) has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS(1,2)]

1992                     8.73%
1993                    11.02%
1994                    -0.61%
1995                    32.48%
1996                    21.06%
1997                    28.41%
1998                    24.45%
1999                    14.69%
2000                    -6.61%
2001                    -9.43%

------------------------------------
BEST QUARTER                 21.33%
------------------------------------
                 4th quarter, 1998
------------------------------------
WORST QUARTER               -15.75%
------------------------------------
                 3rd quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1,2,3)

                                           PAST 1 YR. PAST 5 YRS.  PAST 10 YRS.
--------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES     -9.43      9.16    11.55
--------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS                            -9.73      5.77     8.00
--------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES    -5.61      6.66     8.24
--------------------------------------------------------------------------------
 S&P 500 INDEX (NO EXPENSES)                  -11.88     10.70    12.94
--------------------------------------------------------------------------------

(1) PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER FEEDER STRUCTURE. THE FUND'S PERFORMANCE BEFORE THE SELECT CLASS SHARES WERE INTRODUCED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER,
    THE RETAIL FEEDER, THAT WAS MERGED OUT OF EXISTENCE, WHOSE INVESTMENT PROGRAM IS IDENTICAL TO AND WHOSE EXPENSES ARE SUBSTANTIALLY SIMILAR TO THOSE OF SELECT CLASS SHARES FORM 7/19/93 (THE RETAIL FEEDER'S
    COMMENCEMENT OF OPERATIONS) TO 9/10/01. THE PERFORMANCE FROM 1/1/92
    THROUGH 7/19/93 IS THAT OF THE PIERPONT EQUITY FUND, THE PREDECESSOR OF
    THE FUND. DURING THIS PERIOD THE ACTUAL RETURNS FOR THE SELECT CLASS
    SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN THE PIERPONT EQUITY FUND.
(2) THE FUND'S FISCAL YEAR END IS 5/31.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)

 MANAGEMENT FEES                                                   0.40
 DISTRIBUTION (RULE 12b-1) FEES                                    NONE
 SHAREHOLDER SERVICE FEES                                          0.25
 OTHER EXPENSES(1)                                                 0.24
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                          0.89
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                          (0.10)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                   0.79

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.79% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/05.

EXPENSE EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   81         252         459         1,064
--------------------------------------------------------------------------------

JPMORGAN U.S. SMALL COMPANY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 92 -
93.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in stocks of small and medium sized U.S. companies whose market capitalizations are greater than $125 million and less than $2 billion when purchased. Industry by industry, the Fund's weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

Although the Fund intends to invest primarily in stocks it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (and its predecessors) has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS(1,2)]

1992                    18.98%
1993                     8.58%
1994                    -5.89%
1995                    31.86%
1996                    20.75%
1997                    22.75%
1998                    -5.49%
1999                    44.00%
2000                    -9.80%
2001                    -8.96%

------------------------------------
BEST QUARTER                 34.68%
------------------------------------
                 4th quarter, 1999
------------------------------------
WORST QUARTER               -22.61%
------------------------------------
                 3rd quarter, 2001
------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1,2,3)

                                           PAST 1 YR. PAST 5 YRS. PAST 10 YRS.
--------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN BEFORE TAXES   -8.96       6.53       10.26
--------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS                           -9.20       4.56        7.52
--------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES   -5.38       4.75        7.36
--------------------------------------------------------------------------------
 RUSSELL 2000 INDEX (NO EXPENSES)              2.49       7.52       11.51
--------------------------------------------------------------------------------

(1) PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER FEEDER STRUCTURE. THE FUND'S PERFORMANCE BEFORE THE SELECT CLASS SHARES WERE INTRODUCED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER,
    THE RETAIL FEEDER, THAT WAS MERGED OUT OF EXISTENCE, WHOSE INVESTMENT PROGRAM IS IDENTICAL TO AND WHOSE EXPENSES ARE SUBSTANTIALLY THE SAME
    AS THE SELECT CLASS SHARES, FROM 7/19/93 (THE RETAIL FEEDER'S
    COMMENCEMENT OF OPERATIONS) TO 9/10/01. THE FUND'S PERFORMANCE FROM 1/1/92 THROUGH 7/19/93 IS BASED ON THE PIERPONT CAPITAL APPRECIATION FUND, THE PREDECESSOR OF THE FUND. DURING THIS PERIOD, THE ACTUAL RETURNS OF SELECT CLASS SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN THE FUND'S PREDECESSOR.
(2) THE FUND'S FISCAL YEAR END IS 5/31.
(3) AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                       0.60
 DISTRIBUTION (RULE 12b-1) FEES                                        NONE
 SHAREHOLDER SERVICE FEES                                              0.25
 OTHER EXPENSES(1)                                                     0.24
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                              1.09
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.08)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                       1.01
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.01% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/05.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   103        322         574         1,304
--------------------------------------------------------------------------------

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 92 -
93.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term growth from a portfolio of small company growth stocks.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in stocks of small U.S. companies whose market capitalization is greater than $125 million and less than $2 billion when purchased. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential. The Fund is invested in sectors represented in its benchmark, the Russell 2000 Growth Index.

In searching for companies, the Fund employs a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are attractively valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. The Fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the Fund seeks to outperform the Russell 2000 Growth Index but does not seek to replicate it, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, the Fund's existing shares were renamed "Select" and additional share classes were introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past four calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 2000 Growth Index. This is a widely recognized, unmanaged index of small cap U.S. growth stocks used as a measure of overall U.S. small cap growth stock performance.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART OF YEAR-BY-YEAR RETURNS(1,2)]

1998                         5.21%
1999                        61.63%
2000                       -21.63%
2001                       -24.77%

----------------------------------
BEST QUARTER                42.58%
----------------------------------
                4th quarter, 1999
----------------------------------
WORST QUARTER              -32.13%
----------------------------------
                3rd quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1),(2),(3)

                                                   PAST 1 YR.   LIFE OF FUND
--------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN BEFORE TAXES          -24.77        3.85
--------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS                                  -24.77        3.09
--------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES          -15.08        2.99
--------------------------------------------------------------------------------
 RUSSELL 2000 GROWTH INDEX (NO EXPENSES)              -9.23        2.03
--------------------------------------------------------------------------------

(1) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.
(2) THE FUND'S FISCAL YEAR END IS 5/31.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                          0.60
 DISTRIBUTION (RULE 12b-1) FEES                                           NONE
 SHAREHOLDER SERVICE FEES                                                 0.25
 OTHER EXPENSES(1)                                                        O.25
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                 1.10
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                 (0.08)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                          1.02
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.02% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/05.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   104        325         580         1,316
--------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Disciplined Equity, Diversified, U.S. Equity, and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The U.S. Small Company Opportunities Fund is a series of J.P. Morgan Funds, a Massachusetts business trust. The Balanced, Core Equity, Equity Growth, and Equity Income Funds are series of Mutual Fund Investment Trust a, Massachusetts business trust. The Mid Cap Value and Small Cap Growth Funds are series of Fleming Mutual Fund Group, Inc., a Maryland corporation. The Capital Growth, Dynamic Small Cap, Growth and Income, and Small Cap Equity Funds are series of Mutual Fund Group, a Massachusetts business trust. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS

JPMIM, JPMFAM (USA) and Robert Fleming are the investment advisers and make the day-to-day investment decisions for the Funds.

JPMIM is the investment adviser for the Disciplined Equity, Diversified, U.S. Equity, U.S. Small Company, and U.S. Small Company Opportunities Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Balanced, Capital Growth, Core Equity, Dynamic SmallCap, Equity Growth, Equity Income, Growth and Income, and Small Cap Equity Funds. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

Prior to February 28, 2001, the adviser to the Funds was The Chase Manhattan
Bank.

Robert Fleming is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming, Inc. is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM, JPMFAM (USA) and Robert Fleming are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average net assets as follows:

                                            FISCAL
 FUND                                       YEAR END                              %
--------------------------------------------------------------------------------------
 BALANCED FUND                              12/31/01                            0.50
--------------------------------------------------------------------------------------
 CAPITAL GROWTH FUND                        10/31/01                            0.40
--------------------------------------------------------------------------------------
 CORE EQUITY FUND                           12/31/00                            0.50
--------------------------------------------------------------------------------------
 DISCIPLINED EQUITY FUND                     5/31/01                            0.35
--------------------------------------------------------------------------------------
 DIVERSIFIED FUND                            6/30/01                            0.55
--------------------------------------------------------------------------------------
 DYNAMIC SMALL CAP FUND                     10/31/01                            0.65
--------------------------------------------------------------------------------------
 EQUITY GROWTH FUND                         12/31/00                            0.50
--------------------------------------------------------------------------------------
 EQUITY INCOME FUND                         12/31/00                            0.40
--------------------------------------------------------------------------------------
 GROWTH AND INCOME FUND                     10/31/01                            0.40
--------------------------------------------------------------------------------------
 MID CAP VALUE FUND                          9/30/01                            0.70
--------------------------------------------------------------------------------------
 SMALL CAP EQUITY FUND                      10/31/01                            0.65
--------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND                       9/30/01                            0.80
--------------------------------------------------------------------------------------
 U.S. EQUITY FUND                            5/31/01                            0.40
--------------------------------------------------------------------------------------
 U.S. SMALL COMPANY FUND                     5/31/01                            0.60
--------------------------------------------------------------------------------------
 U.S. SMALL COMPANY
 OPPORTUNITIES FUND                         5/31/01                             0.60
--------------------------------------------------------------------------------------

PORTFOLIO MANAGERS

BALANCED FUND

The portfolio management team for the equity portion of the Fund's portfolio is comprised of a team of research analysts who select stocks in their respective sectors using the investment strategy described earlier in the Prospectus. Anne Lester, Vice President of the adviser, is responsible for overseeing the management of the Fund's overall portfolio. James H. Russo, Vice President of the adviser and CFA, and Susan Bao, Vice President of the adviser and CFA, are responsible for overseeing and managing the cash flows of the equity portion of the portfolio. Ms. Lester has been at JPMFAM (USA) or one of its affiliates since 1992. She previously was a fixed income and currency trader. Mr. Russo has been at JPMFAM (USA) or one of its affiliates since 1994. Previously he served in the equity research group as an analyst covering consumer cyclical stocks. Ms. Bao has been at JPMFAM (USA) or one of its affiliates since 1997. She is responsible for the daily implementation and maintenance of U.S. equity portfolios. Previously, she was a client portfolio manager. The fixed income portion of the portfolio is managed by a team of individuals at JPMFAM (USA)

CAPITAL GROWTH FUND

Christopher Mark Vyvyan Jones, Managing Director of the adviser, serves as portfolio manager to the Fund. Mr. Jones has worked as a portfolio manager with various affiliates of (JPMFAM (USA)) since 1982.

CORE EQUITY FUND

Thomas Luddy, Managing Director of the adviser, is responsible for the management of the Fund. Mr. Luddy is head of the U.S. Equity Research Group. Mr. Luddy has been employed at JPMFAM (USA) or one of its affiliates since 1976 and has held numerous key positions in the firm, including such roles as Global Head of Equity and Chief Investment Officer.

DISCIPLINED EQUITY FUND
The portfolio management team is led by Joseph Gill, Vice President, Timothy J. Devlin, Vice President, and Nanette Buziak, Vice President. Mr. Gill has been at JPMIM since 1996 and prior to that he was a portfolio manager at Bank of Tokyo-Mitsubishi Asset Management. Mr. Devlin has been at JPMorgan Chase (or one of its predecessors) since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms Buziak has been at JPMIM since March of 1997.

DIVERSIFIED FUND
The portfolio management team is led by John M. Devlin, Vice President, of the adviser who joined the team in December of 1993 and has been at JPMIM since 1986, and Anne Lester, Vice President, of the adviser joined the team in June of 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the Product Development group as a fixed income and currency trader and portfolio manager in Milan.

DYNAMIC SMALL CAP FUND

The portfolio management team is led by Juliet Ellis,Vice President of the adviser, Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. She has been managing the Fund since August 1999.

EQUITY GROWTH FUND

The portfolio management team is led by Peter E. Miller, Managing Director of the adviser and Peter Zuleba, Vice President of the adviser. Messrs. Miller and Zuleba have been employed with JPMFAM (USA) or one of its affiliates since 1989 and are portfolio managers in the Private Banking Group.

EQUITY INCOME FUND

Bradford L. Frishberg, Vice President of the adviser, oversees the Fund and has been employed at JPMFAM (USA) or one of its affiliates since 1996. Mr. Frishberg is a portfolio manager in the equity and balanced groups.

GROWTH AND INCOME FUND

Jonathan Kendrew Llewelyn Simon, serves as portfolio manager to the Fund. Mr. Simon has worked as a portfolio manager with various affiliates of the adviser since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc.

MID CAP VALUE FUND

Mr. Simon serves as portfolio manager to the Fund. Please see above for information on Mr. Simon.

SMALL CAP EQUITY FUND

Ms. Ellis is responsible for management of the Fund. She has been managing the Fund since August 1999. Please see above for information on Ms. Ellis.

SMALL CAP GROWTH FUND

Mr. Jones serves as portfolio manager to the Fund. Please see above for information on Mr. Jones.


U.S. EQUITY FUND

The portfolio management team is comprised of a team of research analysts, who select stocks in their respective sectors using the investment process described earlier in the Prospectus. Mr. Russo and Ms. Bao are responsible for overseeing and managing the cash flows of the portfolio. Please see above for information on Mr. Russo and Ms Bao.

U.S. SMALL COMPANY FUND
The portfolio management team is led by Marian U. Pardo, Managing Director, of the adviser, Saira Durcanin, Vice President of the adviser, and CFA, and Carolyn Jones, Vice President of the adviser. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Durcanin has been with JPMIM since July 1995 as a small company equity analyst and portfolio manager. Ms. Jones has been with JPMIM since July 1998. Ms. Jones has served as a portfolio manager in JPMIM's private banking group.

U.S. SMALL COMPANY OPPORTUNITIES FUND

The portfolio management team is led by Ms. Pardo, Ms. Durcanin and Ms. Jones. See above for information on Ms. Pardo, Ms. Durcanin and Ms. Jones.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Chase) provides administrative services and oversees each Fund's other service providers. The administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:
0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Shares of each Fund held by investors serviced by the shareholder servicing agent.


The advisers and/or the distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE  FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Select Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check clears, which could take 15 calendar days after such shares were purchased.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS
Investors must buy a minimum of $1,000,000 worth of Select Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. Current Shareholders of Select Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Shares of this and other Funds without regard to this minimum. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Balanced Fund, Core Equity Fund, Disciplined Equity Fund, Diversified Fund, Equity Growth Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund generally distribute any net investment income at least quarterly. The Capital Growth Fund, Dynamic Small Cap Fund, Mid Cap Value Fund, Small Cap Equity Fund, Small Cap Growth Fund, U.S. Small Company Fund and the U.S. Small Company Opportunities Fund generally distribute any net investment income at least annually. Net capital gains, if any, are distributed annually. The Funds may decide to make more or fewer distributions in a given year. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Capital gain dividends are usually taxable as long-term capital gain at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.



POTENTIAL RISKS             POTENTIAL REWARDS             POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
-  When a Fund buys         -  The Funds can take         -  The Funds segregate liquid assets to offset leverage risks
   securities before           advantage of
   issue or for delayed        attractive transaction
   delivery, it could be       opportunities
   exposed to leverage
   risk if it does not
   segregate liquid
   assets

SHORT-TERM TRADING
-  Increased trading        -  The Funds could            -  The Funds generally avoid short-term trading, except to take
   could raise a Fund's        realize gains in a            advantage of attractive or unexpected opportunities or to meet
   brokerage and related       short period of time          demands generated by shareholder activity
   costs                    -  The Funds could            -  The Funds' Portfolio Turnover Rate for the most recent fiscal year
-  Increased short-term        protect against losses        is listed below:
   capital gains               if a stock is                  Balanced Fund:                               102%
   distributions could         overvalued and its               (for the most recent semi-annual period)
   raise shareholders'         value later falls              Capital Growth Fund:                          43%
   income tax liability                                       Core Equity Fund:                             32%
                                                                (for the most recent semi-annual period)
                                                              Disciplined Equity Fund:                      72%
                                                              Diversified Fund:                            185%
                                                              Dynamic Small Cap Fund:                       57%
                                                              Equity Growth Fund:                           71%
                                                                (for the most recent semi-annual period)
                                                              Equity Income Fund:                            3%
                                                                (for the most recent semi-annual period)
                                                              Growth and Income Fund:                       12%
                                                              Small Cap Equity Fund:                        47%
                                                              U.S. Equity Fund                              81%
                                                              U.S. Small Company
                                                              Opportunities Fund:                          117%
                                                                (for the most recent semi-annual period)

DERIVATIVES
-  Derivatives such as      -  Hedges that correlate      -  The Funds use derivatives, such as futures, options, swaps and
   futures, options,           well with underlying          forward foreign currency contracts, for hedging and for risk
   swaps, and forward          positions can reduce          management (i.e., to adjust duration or yield curve exposure, or to
   foreign currency            or eliminate losses at        establish or adjust exposure to particular securities, markets or
   contracts(1) that are       low cost                      currencies); risk management may include management of a Fund's
   used for hedging the     -  The Funds could make          exposure relative to its benchmark. Certain Funds may also use
   portfolio or specific       money and protect             derivatives to increase the Fund's gain
   securities may not          against losses if          -  A Fund only establishes hedges that it expects will be highly
   fully offset the            management's analysis         correlated with underlying positions
   underlying positions        proves correct             -  While the Funds may use derivatives that incidentally involve
   and this could result    -  Derivatives that              leverage, they do not use them for the specific purpose of
   in losses to a Fund         involve leverage could        leveraging their portfolio
   that would not have         generate substantial
   otherwise occurred          gains at low cost
-  Derivatives used for
   risk management or to
   increase the Fund's
   gain may not have the
   intended effects and
   may result in losses
   or missed
   opportunities
-  The counterparty to a
   derivatives contract
   could default
-  Derivatives that
   involve leverage could
   magnify losses
-  Certain types of
   derivatives involve
   costs to the Funds
   which can reduce
   returns
-  Derivatives may, for
   tax purposes, affect
   the character of gain
   and loss realized by a
   Fund, accelerate
   recognition of income
   to a Fund, affect the
   holding period of a
   Fund's assets and
   defer recogniton of
   certain of a Fund's
   losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


POTENTIAL RISKS             POTENTIAL REWARDS             POLICIES TO BALANCE RISK AND REWARD
SECURITIES LENDING
-  When a Fund lends a      -  The Funds may enhance      -  Each adviser maintains a list of approved borrowers
   security, there is a        income through the         -  The Funds receive collateral equal to at least 100% of
   risk that the loaned        investment of the             the current value of the securities loaned
   securities may not be       collateral received        -  The lending agents indemnify the Funds against borrower
   returned if the             from the borrower             default
   borrower or the                                        -  Each adviser's collateral investment guidelines limit the
   lending agent defaults                                    quality and duration of collateral investment to minimize
-  The collateral will be                                    losses
   subject to the risks                                   -  Upon recall, the borrower must return the securities
   of the securities in                                      loaned within the normal settlement period
   which it is invested

MARKET CONDITIONS
-  Each Fund's share        -  Stocks have generally      -  Under normal circumstances the Funds plan to remain fully
   price and performance       outperformed more             invested, with at least 65% in stocks; stock investments
   will fluctuate in           stable investments            may include U.S. and foreign common stocks, convertible
   response to stock           (such as bonds and            securities, preferred stocks, trust or partnership
   and/or bond market          cash equivalents) over        interests, warrants, rights, REIT interests and
   movements                   the long term                 investment company securities
-  Adverse market           -  With respect to the        -  A Fund seeks to limit risk and enhance performance
   conditions may from         Diversified and               through active management and diversification
   time to time cause a        Balanced Funds, a          -  During severe market downturns, each Fund has the option
   Fund to take temporary      diversified, balanced         of investing up to 100% of assets in investment-grade
   defensive positions         portfolio should              short-term securities
   that are inconsistent       mitigate the effects
   with its principal          of wide market
   investment strategies       fluctuations,
   and may hinder the          especially when stock
   Fund from achieving         and bond prices move
   its investment              in different
   objective                   directions

MANAGEMENT CHOICES
-  A Fund could             -  A Fund could               -  The advisers focus their active management on securities
   underperform its            outperform its                selection, the area where they believe their commitment
   benchmark due to its        benchmark due to these        to research can most enhance returns
   securities and asset        same choices
   allocation choices

FOREIGN INVESTMENTS
-  Currency exchange rate   -  Favorable exchange         -  The Funds anticipate that total foreign investments will
   movements could reduce      rate movements could          not exceed 20% of assets (30% for Diversified Fund, 30%
   gains or create losses      generate gains or             for Equity Growth Fund and 10% for Small Cap Growth Fund)
-  A Fund could lose           reduce losses              -  The Funds actively manage the currency exposure of their
   money because of         -  Foreign investments,          foreign investments relative to their benchmarks, and may
   foreign government          which represent a             hedge back into the U.S. dollar from time to time (see
   actions, political          major portion of the          also "Derivatives"); these currency management techniques
   instability, or lack        world's securities,           may not be available for certain emerging markets
   of adequate and             offer attractive              investments
   accurate information        potential performance
-  Currency and                and opportunities for
   investment risks tend       diversification
   to be higher in          -  Emerging markets can
   emerging markets;           offer higher returns
   these markets also
   present higher
   liquidity and
   valuation risks

ILLIQUID HOLDINGS
-  Each Fund could have     -  These holdings may         -  No Fund may invest more than 15% of net assets in
   difficulty valuing          offer more attractive         illiquid holdings
   these holdings              yields or potential        -  To maintain adequate liquidity to meet redemptions, each
   precisely                   growth than comparable        Fund may hold high quality short-term securities
-  Each Fund could be          widely traded                 (including repurchase agreements and reverse repurchase
   unable to sell these        securities                    agreements) and, for temporary or extraordinary purposes,
   holdings at the time                                      may borrow from banks up to 33 1/3% of the value of its
   or price it desires                                       total assets or draw on a line of credit


FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative fund's annual report, which are available upon request.

JPMORGAN BALANCED FUND(1)

                                                                 Six Months
                                                                      Ended
PER SHARE OPERATING PERFORMANCE:                                    6/30/01                 Year Ended
                                                                (unaudited) -------------------------------------------------
                                                                            12/31/00 12/31/99   12/31/98 12/31/97  12/31/96
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $30.27    $38.50   $34.54     $29.26   $23.66    $21.25
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                           0.28(2)   0.86(2)   0.78(2)   0.73     0.74      0.63

     Net gains or losses in securities (both realized and
     unrealized)                                                    (1.80)    (1.96)     4.07      6.53     4.86      1.78
                                                                   ------    ------   -------    ------   ------   -------
     Total from investment operations                               (1.52)    (1.10)     4.85      7.26     5.60      2.41

   Less distributions:

     Dividends from net investment income                            0.20      1.38      0.70      0.73       --        --

     Distributions from capital gains                                0.34      5.75      0.19      1.25       --        --
                                                                   ------    ------   -------   -------   ------   -------
     Total dividends and distributions                               0.54      7.13      0.89      1.98       --        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $28.21    $30.27   $ 38.50   $ 34.54   $29.26    $23.66
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        (4.98%)   (2.55%)   14.23%    25.15%   23.67%    11.31%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                               $   55    $   61   $   103    $   59   $   36    $   23
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                                       1.00%     1.00%     1.00%     1.00%    1.00%     1.00%
----------------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                                          1.97%     2.23%     2.19%     2.32%    2.73%     2.82%
----------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings
   credits(3)                                                        1.08%     1.06%     1.19%     1.28%    1.28%     1.17%
----------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
   and earnings credits(3)                                           1.89%     2.17%     2.00%     2.04%    2.45%     2.65%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               102%      134%       45%       58%      64%       70%
----------------------------------------------------------------------------------------------------------------------------

  (1) Formerly Chase Balanced Fund.
  (2) Calculated based upon average shares outstanding.
  (3) Short periods have been annualized.

JPMORGAN CAPITAL GROWTH FUND^

                                                                                              Year Ended
                                                                           ------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                            10/31/01 10/31/00 10/31/99 10/31/98  10/31/97
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $48.76    $43.36   $41.53   $46.90    $41.65
---------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income (loss)                                                --+     0.04@   (0.05)@   0.07      0.13@

     Net gains or losses in securities (both realized and unrealized)         (6.91)    10.27     5.80    (0.54)    10.17
                                                                             ------    ------    -----    -----     -----
     Total from investment operations                                         (6.91)    10.31     5.75    (0.47)    10.30

   Distributions to shareholders from:

     Dividends from net investment income                                        --        --       --       --     (0.25)

     Distributions from capital gains                                         (5.48)    (4.91)   (3.92)   (4.90)    (4.80)
                                                                             ------    ------    -----    -----     -----
     Total dividends and distributions                                        (5.48)    (4.91)   (3.92)   (4.90)    (5.05)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $36.37    $48.76   $43.36   $41.53    $46.90
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                              (15.20%)   26.34%   14.71%   (1.20%)   26.98%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                      $    3    $   15   $   18   $   52    $   52
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                                0.93%     0.94%    0.92%    0.91%     0.91%
---------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                               (0.01%)    0.09%   (0.11%)   0.11%     0.31%
---------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements                                 1.18%     1.06%    0.99%    0.91%     0.91%
---------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers and reimbursements            (0.26%)   (0.03%)  (0.18%)   0.11%     0.31%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(A)                                                       43%       66%      86%     104%       67%
---------------------------------------------------------------------------------------------------------------------------

@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
^   Formerly Chase Vista Capital Growth Fund.
#   Short periods have been annualized.
(A) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.
+   Amount rounds to less than one cent per share.

JPMORGAN CORE EQUITY FUND(1)



                                                                 Six Months
                                                                      Ended                        Year Ended
                                                                    6/30/01    ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                (unaudited)          12/31/00   2/31/99 12/31/98 12/31/97 12/31/96
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $26.41            $32.24   $26.52   $21.25   $15.94   $13.01
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                               --(2)             --     0.04(2)  0.09     0.14     0.16

     Net gains or losses in securities (both realized
     and unrealized)                                                  (2.73)            (3.95)    6.27     6.44     5.17     2.77
                                                                     ------            ------    -----    -----    -----    -----
     Total from investment operations                                 (2.73)            (3.95)    6.31     6.53     5.31     2.93

   Less distributions:

     Dividends from net investment income                                --                --     0.04     0.09       --       --

     Distributions from capital gains                                    --              1.88     0.55     1.17       --       --
                                                                     ------            ------    -----    -----    -----    -----
     Total dividends and distributions                                   --              1.88     0.59     1.26       --       --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $23.68            $26.41   $32.24   $26.52   $21.25   $15.94
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         (10.34%)          (11.99%)  23.89%   30.95%   33.33%   22.54%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                 $  119            $  143   $  181   $   89   $   51   $   29
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                                         1.00%             1.00%    1.00%    1.00%    1.00%    1.00%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                                            0.02%            (0.01%)   0.13%    0.39%    0.74%    1.10%
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
   earnings credits(3)                                                 1.08%             1.05%    1.11%    1.18%    1.20%    1.14%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
   and earnings credits(3)                                            (0.06%)           (0.06%)   0.02%    0.21%    0.54%    0.96%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  32%**             37%**    11%(4)   32%      24%      29%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Core Equity Fund.
(2) Calculated based upon average shares outstanding.
(3) Short periods have been annualized.
(4) Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in the Core Equity Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level.
(5) Less than $.005 per share.
** The percentages reflect the portfolio turnover of the Core Equity Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN DISCIPLINED EQUITY FUND(1)

                                                                                     Year Ended            12/31/97*
                                                                          -------------------------------   Through
PER SHARE OPERATING PERFORMANCE:                                           5/31/01    5/31/00   5/31/99     5/31/98
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $18.67     $18.22    $14.95      $12.98
---------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                    0.09       0.13      0.12        0.03

     Net gains or losses on investments (both realized and unrealized)       (2.03)      0.82      3.28        1.96
                                                                            ------     ------    ------      ------
     Total from investment operations                                        (1.94)      0.95      3.40        1.99

   Less distributions:

     Dividends from net investment income                                     0.11       0.13      0.09        0.02

     Distributions from capital gains                                         0.20       0.37      0.04          --
                                                                            ------     ------    ------      ------
     Total distributions                                                      0.31       0.50      0.13        0.02
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $16.42     $18.67    $18.22      $14.95
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                (10.43)%     5.19%    22.86%      15.33%@
======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                     $  128     $  160    $  121      $   18
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------
   Net expenses                                                               0.77%      0.75%     0.75%       0.75%
---------------------------------------------------------------------------------------------------------------------
   Net investment income                                                      0.53%      0.76%     0.89%       1.00%
---------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements                                            0.77%      0.78%     0.86%       3.28%
---------------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements                               0.53%      0.73%     0.78%      (1.53)%
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(2)                                                           72%        56%       51%         61%
---------------------------------------------------------------------------------------------------------------------

*   Commencement of operations.
@   Not annualized.
#   Short periods have been annualized.
(1) Formerly J.P. Morgan Disciplined Equity Fund.
(2) The percentages reflect the portfolio turnover of the Disciplined Equity Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN DIVERSIFIED FUND^

                                                                                                    Year Ended
                                                                           -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                            6/30/01   6/30/00    6/30/99    6/30/98     6/30/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $16.61    $16.36     $15.06     $13.89      $12.22
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                     0.38      0.36       0.34       0.33        0.37

     Net gains or losses in securities (both realized and unrealized)         (1.54)     0.70       1.61       2.03        2.02
                                                                             ------    ------     ------     ------      ------
     Total from investment operations                                         (1.16)     1.06       1.95       2.36        2.39

   Distributions to shareholders from:

     Dividends from net investment income                                      0.38      0.26       0.35       0.53        0.32

     Distributions from capital gains                                          0.42      0.55       0.30       0.66        0.40
                                                                             ------    ------     ------     ------      ------
     Total dividends and distributions                                         0.80      0.81       0.65       1.19        0.72
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $14.65    $16.61     $16.36     $15.06      $13.89
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  (7.01%)    6.61%     13.35%     18.06%      20.52%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                      $  360    $  359     $  266     $  227      $   70
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
   Expenses                                                                    0.98%     0.96%      0.98%      0.98%       0.98%
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                       2.42%     2.19%      2.22%      2.81%       3.00%
--------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements                                             1.01%     0.98%      1.01%      1.07%       1.25%
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements                                2.39%     2.17%      2.19%      2.72%       2.73%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(1)                                                           185%      217%       144%        82%        100%
--------------------------------------------------------------------------------------------------------------------------------

(1) The percentages reflect the portfolio turnover of The Diversified Portfolio, of which the Fund invested all of its investable assets.
^   Formerly J.P. Morgan Diversified Fund.

JPMORGAN DYNAMIC SMALL CAP FUND^

                                                                                              Year Ended       4/5/99*
                                                                                        -------------------    Through
PER SHARE OPERATING PERFORMANCE:                                                         10/31/01 10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                     $24.65     $15.98      $14.11
------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income (loss)                                                         (0.21)     (0.13)@     (0.05)

     Net gains or losses in securities (both realized and unrealized)                     (6.69)      8.80        1.92
                                                                                         ------     ------      ------
     Total from investment operations                                                     (6.90)      8.67        1.87

   Distributions to shareholders from:

     Dividends from net investment income                                                    --         --          --

     Distributions from capital gains                                                     (3.38)        --          --
                                                                                         ------     ------      ------
     Total dividends and distributions                                                    (3.38)        --          --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                           $14.37     $24.65      $15.98
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                          (30.20%)    54.26%      13.25%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                  $  --+     $   --+     $   --+
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                                            1.12%      1.10%       1.91%
------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                                           (0.76%)    (0.59%)     (0.96%)
------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits                          12.21%&    15.48%&     34.70%&
------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers, reimbursements and earnings credits     (11.86%)&  (14.97%)&   (33.75%)&
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                      57%        87%         92%
------------------------------------------------------------------------------------------------------------------------

**  Commencement of offering class of shares.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
^   Formerly Chase Vista Small Cap Opportunities Fund.
#   Short periods have been annualized.
+   Amounts round to less than one million.
& Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMORGAN EQUITY GROWTH FUND(1)

                                                           Six Months
PER SHARE OPERATING PERFORMANCE:                                Ended                           Year Ended
                                                              6/30/01  ------------------------------------------------------------
                                                           (unaudited)   12/31/00     12/31/99    12/31/98    12/31/97    12/31/96
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  43.44     $ 68.09     $  52.36     $ 38.36     $ 27.95     $ 23.20
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                      (0.07)(2)   (0.26)(2)    (0.14)(2)    0.03        0.07        0.10
     Net gains or losses in securities
       (both realized and unrealized)                           (5.11)     (16.22)       16.78       15.78       10.34        4.65
                                                             ---------    --------    ---------    -------     --------    --------
     Total from investment operations                           (5.18)     (16.48)       16.64       15.81       10.41        4.75
   Less distributions:
     Dividends from net investment income                          --          --           --        0.03          --          --
     Distributions from capital gains                            2.22        8.17         0.91        1.78          --          --
                                                             ---------    --------    ---------    -------     --------    --------
     Total dividends and distributions                           2.22        8.17         0.91        1.81          --          --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  36.04     $ 43.44     $  68.09     $ 52.36     $ 38.36     $ 27.95
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   (11.49%)    (23.65%)      31.85%      41.38%      37.20%      20.52%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                         $    134     $   179     $    320     $   179     $    74     $    57
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                                   1.00%       1.00%        1.00%       1.00%       1.00%       1.00%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                                     (0.36%)     (0.40%)      (0.24)       0.05%       0.20%       0.41%
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
     earnings credits(3)                                         1.05%       1.02%        1.03%       1.09%       1.11%       1.08%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers,
     reimbursements and earnings credits(3)                     (0.41%)     (0.42%)      (0.27)      (0.04%)      0.09%       0.33%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            71%**       58%**        15%(4)      35%         35%         62%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Equity Growth Fund.
(2) Calculated based upon average shares outstanding.
(3) Short periods have been annualized.
(4) Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in the Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level.
** The percentages reflect the portfolio turnover of the Equity Growth Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN EQUITY INCOME FUND(1)

                                                  Six Months
                                                       Ended                             Year Ended
                                                     6/30/01    --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                 (unaudited)     12/31/00     12/31/99     12/31/98     12/31/97     12/31/96
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  35.33     $  49.80     $  46.14     $  36.97     $  28.21     $  23.93
------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                              0.10(2)      0.29(2)      0.32(2)      0.33         0.40         0.43
     Net gains or losses in securities
       (both realized and unrealized)                  (3.20)       (2.66)        5.65         9.32         8.36         3.85
                                                    --------     --------     --------     --------     --------     --------
     Total from investment operations                  (3.10)       (2.37)        5.97         9.65         8.76         4.28
   Less distributions:
     Dividends from net investment income               0.08         0.29         0.31         0.34           --           --
     Distributions from capital gains                   0.02        11.81         2.00         0.14           --           --
                                                    --------     --------     --------     --------     --------     --------
     Total dividends and distributions                  0.10        12.10         2.31         0.48           --           --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  32.13     $  35.33     $  49.80     $  46.14     $  36.97     $  28.21
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (8.78%)      (3.85%)      13.06%       26.20%       31.50%       17.87%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                $     82     $     97     $    170     $    128     $     75     $     63
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                          0.93%        1.00%        1.00%        1.00%        1.00%        1.00%
------------------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                             0.60%        0.59%        0.66%        0.82%        1.67%        1.67%
------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
     earnings credits(3)                                0.99%        1.03%        1.09%        1.10%        1.11%        1.07%
------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers,
     reimbursements and earnings credits(3)             0.54%        0.56%        0.57%        0.72%        1.56%        1.60%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    3%          15%          16%           3%          14%          24%
------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Equity Income Fund.
(2) Calculated based upon average shares outstanding.
(3) Short periods have been annualized.

JPMORGAN GROWTH AND INCOME FUND^

PER SHARE OPERATING PERFORMANCE:                                                                Year Ended
                                                                      ------------------------------------------------------------
                                                                       10/31/01     10/31/00     10/31/99     10/31/98    10/31/97
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  40.99     $  43.89     $  43.43     $  46.35    $  39.26
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                          0.14         0.26@        0.35@        0.43@       0.52@
     Net gains or losses in securities (both realized and unrealized)     (7.53)        3.33         5.12         3.50       10.20
     Total from investment operations                                     (7.39)        3.59         5.47         3.93       10.72
                                                                       --------     --------     --------     --------    --------
   Distributions to shareholders from:
     Dividends from net investment income                                 (0.18)       (0.18)       (0.34)       (0.29)      (0.48)
     Distributions from capital gains                                     (5.70)       (6.31)       (4.67)       (6.56)      (3.15)
                                                                       --------     --------     --------     --------    --------
     Total dividends and distributions                                    (5.88)       (6.49)       (5.01)       (6.85)      (3.63)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  27.72     $  40.99     $  43.89     $  43.43)   $  46.35
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                          (20.01%)       9.34%       13.30%        9.44%      29.37%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $      3     $      5     $     15     $     24    $    522
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                            0.89%        0.89%        0.85%        0.85%       0.86%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                            0.93%        0.64%        0.80%        0.95%       1.21%
----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements                             2.07%        0.93%        0.85%        0.85%       0.86%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers and reimbursements        (0.25%)       0.60%        0.80%        0.95%       1.21%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(2)                                                        12%          30%         125%         113%         62%
----------------------------------------------------------------------------------------------------------------------------------

 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(2) The percentages reflect the portfolio turnover of The Growth and Income Portfolio, of which the Fund invested all of its investable assets.
 ^  Formerly Chase Vista Growth and Income Fund.
 #  Short periods have been annualized.

JPMORGAN SMALL CAP EQUITY FUND^


PER SHARE OPERATING PERFORMANCE:
                                                                                                Year Ended
                                                                       ------------------------------------------------------------
                                                                       10/31/01     10/31/00     10/31/99     10/31/98     10/31/97
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  28.52     $  23.10     $  20.59     $  23.71     $  19.22
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                         (0.10)       (0.05)@      (0.02)@      (0.02)        0.03
     Net gain or losses in securities (both realized and unrealized)      (4.26)        8.12         2.70        (2.46)        4.75
                                                                       --------     --------     --------     --------     --------
     Total from investment operations                                     (4.36)        8.07         2.68        (2.48)        4.78
   Distributions to shareholders from:
     Dividends from net investment income                                    --           --           --           --           --
     Distributions from capital gains                                     (3.89)       (2.65)       (0.17)       (0.64)       (0.29)
                                                                        --------     --------     --------     --------     --------
     Total dividends and distributions                                    (3.89)       (2.65)       (0.17)       (0.64)       (0.29)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  20.27     $  28.52     $  23.10     $  20.59     $  23.71
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             (16.19%)      37.94%       13.06%      (10.64%)      25.15%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $    390     $    383     $    269     $    254     $    307
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                            0.88%        0.88%        0.88%        1.04%        1.10%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                           (0.30%)      (0.20%)      (0.07%)      (0.09%)       0.13%
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits           1.12%        1.13%        1.13%        1.13%        1.14%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers,
     reimbursements and earnings credits                                  (0.54%)      (0.45%)      (0.32%)      (0.18%)       0.09%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      47%          75%          92%          74%          55%
-----------------------------------------------------------------------------------------------------------------------------------

 @  Calculated based upon average shares outstanding.
 ^  Formerly Chase Vista Small Cap Equity Fund.

JPMORGAN U.S. EQUITY FUND(1)


PER SHARE OPERATING PERFORMANCE:                                                                  Year Ended
                                                                                ---------------------------------------------------
                                                                        5/31/01      5/31/00      5/31/99      5/31/98      5/31/97
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  21.71     $  25.09     $  25.66     $  24.63     $  22.15
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                 0.09         0.15         0.18         0.18         0.25
     Net gains or losses on investments (both realized and unrealized)    (1.61)        0.41         3.91         5.92         4.72
                                                                       --------     --------     --------     --------     --------
     Total from investment operations                                     (1.52)        0.56         4.09         6.10         4.97
   Less distributions:
     Dividends from net investment income                                  0.08         0.16         0.19         0.23         0.36
     Distributions from capital gains                                      0.87         3.78         4.47         4.84         2.13
                                                                       --------     --------     --------     --------     --------
     Total distributions                                                   0.95         3.94         4.66         5.07         2.49
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  19.24     $  21.71     $  25.09     $  25.66     $  24.63
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              (7.10)%       2.20%       18.39%       28.35%       25.00%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $    312     $    387     $    441     $    448     $    363
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                            0.79%        0.78%        0.79%        0.78%        0.80%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                   0.41%        0.59%        0.70%        0.71%        1.13%
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements                                         0.79%        0.78%        0.79%        0.78%        0.80%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements                            0.41%        0.59%        0.70%        0.71%        1.13%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(2)                                                        81%          89%          84%         106%          99%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly the J.P. Morgan U.S. Equity Fund.
(2) The percentages reflect the portfolio turnover of The U.S. Equity Portfolio, of which the Fund invests all of the investable assets.

JPMORGAN U.S. SMALL COMPANY FUND

PER SHARE OPERATING PERFORMANCE:                                                           YEAR ENDED
                                                                                ----------------------------------------------
                                                                   5/31/01      5/31/00      5/31/99      5/31/98      5/31/97
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $  27.10     $  21.54     $  27.68     $  26.04     $  26.20
------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                            0.10           --         0.08         0.11         0.18
     Net gains or losses on investments
       (both realized and unrealized)                                 0.06^        5.58        (3.30)        5.58         2.00
                                                                  --------     --------     --------     --------     --------
     Total from investment operations                                 0.16         5.58        (3.22)        5.69         2.18
                                                                  --------     --------     --------     --------     --------
   Less distributions:
     Dividends from net investment income                             0.05         0.02         0.08         0.14         0.21
     Distributions from capital gains                                 2.03           --         2.84         3.91         2.13
                                                                  --------     --------     --------     --------     --------
     Total distributions                                              2.08         0.02         2.92         4.05         2.34
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  25.18     $  27.10     $  21.54     $  27.68     $  26.04
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          0.75%       25.90%      (10.95)%      23.37%        9.49%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $    296     $    285     $    187     $    262     $    238
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                       1.01%        1.00%        1.02%        0.97%        0.90%
------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                              0.35%        0.05%        0.34%        0.39%        0.71%
------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements                                    1.01%        1.00%        1.02%        1.03%        1.03%
------------------------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements                       0.35%        0.05%        0.34%        0.33%        0.58%
------------------------------------------------------------------------------------------------------------------------------
   Portfolio Turnover(1)                                               117%         132%         116%          73%^^
------------------------------------------------------------------------------------------------------------------------------


 ^ The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the fund during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values.
^^  Not annualized
(1) The percentages reflect the portfolio turnover of The U.S. Small Company Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND(1)

                                                                                        Year Ended                 6/16/97(2)
                                                                           ----------------------------------      Through
PER SHARE OPERATING PERFORMANCE:                                            5/31/01      5/31/00      5/31/99      5/31/98
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $  15.90     $  12.17     $  12.57     $  10.00
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                    (0.07)          --        (0.01)       (0.02)
     Net gains or losses on investments (both realized and unrealized)        (2.29)        3.73        (0.08)        2.59
                                                                           --------     --------     --------     --------
     Total from investment operations                                         (2.36)        3.73        (0.09)        2.57
   Less distributions:
     Distributions from capital gains                                          1.35           --         0.31           --
                                                                           --------     --------     --------     --------
     Total distributions                                                       1.35           --         0.31           --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  12.19     $  15.90     $  12.17     $  12.57
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 (15.51)%      30.65%       (0.49)%      25.70%(3)
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                    $    339     $    529     $    286     $    189
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------
   Net expenses(4)                                                             0.99%        0.99%        1.07%        1.19%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income(4)                                                   (0.35)%      (0.47)%      (0.42)%      (0.37)%
--------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements(4)                                          0.99%        0.99%        1.07%        1.25%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements(4)                            (0.35)%      (0.47)%      (0.42)%      (0.43)%
--------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate(5)                                                   117%         132%         116%          73%
--------------------------------------------------------------------------------------------------------------------------

(1) Formerly J.P.Morgan U.S. Small Company Opportunities Fund.
(2) Commencement of operations.
(3) Not annualized.
(4) Short periods have been annualized.
(5) The percentages reflect the portfolio turnover of The U.S. Small Company Opportunities Portfolio, of which the Fund invested all of the investable assets.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-622-4273 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

           The Fund's Investment Company Act File Nos. are as follows:

              JPMorgan Balanced Fund                      811-5526
              JPMorgan Capital Growth Fund                811-5151
              JPMorgan Core Equity Fund                   811-5526
              JPMorgan Disciplined Equity Fund            811-7342
              JPMorgan Diversified Fund                   811-7342
              JPMorgan Dynamic Small Cap Fund             811-5151
              JPMorgan Equity Growth Fund                 811-5526
              JPMorgan Equity Income Fund                 811-5526
              JPMorgan Growth and Income Fund             811-5151
              JPMorgan Mid Cap Value Fund                811-08189
              JPMorgan Small Cap Equity Fund              811-5151
              JPMorgan Small Cap Growth Fund             811-08189
              JPMorgan U.S. Equity Fund                   811-7342
              JPMorgan U.S. Small Company Fund            811-7342
              JPMorgan U.S. Small Company
                       Opportunities Fund                 811-7340

  (c) 2002 J.P. Morgan Chase & Co. All Rights Reserved. February 2002

                                                                      PR-EQS-102

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                                FEBRUARY 1, 2002

                           FLEMING MUTUAL FUND GROUP
                          JPMORGAN MID CAP VALUE FUND
                         JPMORGAN SMALL CAP GROWTH FUND

                      522 FIFTH AVENUE, NEW YORK, NY 10036

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses dated February 1, 2002 offering shares of Mid Cap Value Fund and Small Cap Growth Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting
J.P. Morgan Fund Distributors, Inc. (the "Distributor"), at 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

    For more information about your account, simply call or write the JPMorgan Funds Service Center at:

Select, Classes A, B and C Shares:  Institutional Shares:

JPMorgan Funds Service Center       JPMorgan Institutional Funds
P.O. Box 219392                     Service Center
Kansas City, MO 64121-9392          500 Stanton Christiana Road
                                    Newark, Delaware 19713

1-800-348-4782                      1-800-766-7722

                                                                  SAI-MCVSCG-102

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

The Corporation and the Funds.....................    3
Fundamental Investment Policies...................   11
Management of the Corporation and the Funds.......   12
Officers..........................................   20
Computation of Total Return.......................   24
Purchases, Redemptions and Exchanges..............   26
Net Asset Value...................................   30
Distributions: Tax Matters........................   31
Portfolio Transactions and Brokerage..............   35
Description of Shares.............................   37
Limitation of Directors' Liability................   38
Financial Information.............................   38

                         THE CORPORATION AND THE FUNDS

    Fleming Mutual Fund Group (The "Corporation"), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997. The Articles of Incorporation permits the Corporation to offer 100 million shares of common stock, with $.001 par value per share. Pursuant to the Corporation's Articles of Incorporation, the Board may increase the number of shares that the Corporation is authorized to issue without the approval of the Corporation's shareholders. The Board has the power to designate and redesignate any authorized but unissued shares of capital stock into one or more classes of shares and separate series within each such class, to fix the number of shares in any such class or series, and to classify or reclassify any unissued shares with respect to such class or series. This Statement of Additional Information pertains only to two series of the Corporation: JPMorgan Mid Cap Value Fund and the JPMorgan Small Cap Growth Fund (formerly Fleming Fund and Fleming Fledgling Fund, respectively) (the "Funds"). The Board of Directors of the Corporation has authorized the issuance and sale of up to five classes of each Fund:
Institutional Class, Select Class, Class A, Class B and Class C Shares.

    The shares of the Funds, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of the Funds have non-cumulative rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Persons or organizations owning 25% or more of the outstanding shares of either of the Funds may be presumed to "control" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) that Fund. Under Maryland law, the Corporation is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

    The Corporation bears the costs of its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, certain proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

                              INVESTMENT POLICIES

    The following discussion supplements the information in the Prospectuses regarding the investment objective and policies for the Funds.

    AMERICAN DEPOSITARY RECEIPTS ("ADR"). ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

    BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associates and savings banks which have more than $1 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    CORPORATE REORGANIZATIONS. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

    EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Funds may invest include any debt securities or preferred stock, which may be converted into common stock or which carry the right to purchase common stock.

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Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

    FORWARD COMMITMENTS. The Funds may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash or liquid securities equal to the amount of such Fund's commitments securities will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them.

    The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

    The securities in which certain Funds may be invested include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

    A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the participation certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

    The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    The maturity of variable rate securities is deemed to be the longer of
(i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

    Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

    Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

    No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

    There are risks associated with these activities, including the following:

    (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
    (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures;
    (3) there may not be a liquid secondary market for a futures contract or option;
    (4)  trading restrictions or limitations may be imposed by an exchange; and
    (5) government regulations may restrict trading in futures contracts and futures options.

    A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

    In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

    ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over seven days in length.

    INVESTMENT GRADE DEBT SECURITIES. The Funds may invest in investment grade debt securities. Investment grade debt securities are securities rated in the category BBB or higher by Standard & Poor's Corporation, or Baa or higher by Moody's Investors Service, Inc. or the equivalent by another national rating organization, or, if unrated, determined by the Adviser to be of comparable quality.

    MONEY MARKET INSTRUMENTS. Money market instruments are high-quality, dollar-denominated, short-term debt securities. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks;
(ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

    OPTIONS. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

    A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

    A Fund may write covered call options as a means of increasing the yield on its fund and as a means of providing limited protection against decreases in its market value. When a fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

    A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

    A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

    A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

    All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

    Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

    REITS. A Fund may invest in common stocks or other securities issued by Real Estate Investment Trusts ("REITs"). REITs invest their capital primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unit holders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unit holders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

    A shareholder in a Fund that invests in REITs will bear not only his proportionate share of the expenses of the Fund , but also, indirectly, the management expenses of underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Funds to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting each Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

    REPURCHASE AGREEMENTS. Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

    The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Corporation's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

    SUPRANATIONAL OBLIGATIONS. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

    U.S. GOVERNMENT AGENCY OBLIGATIONS. Certain Federal agencies, such as the Government National Mortgage Association ("GNMA"), have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

    U.S. GOVERNMENT SECURITIES. Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

    U.S. TREASURY OBLIGATIONS. Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    SECURITIES LENDING. In order to generate additional income, a Fund may lend its securities to qualified broker-dealers or institutional investors, in an amount up to 33 1/3% of the total assets taken at market value, pursuant to agreements that require that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily.

    There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

    ZERO COUPON SECURITIES. Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

                        FUNDAMENTAL INVESTMENT POLICIES

    The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

    No Fund may:

    (1) Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.
    (2) Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.
    (3) Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Asset coverage of a least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. A Fund will not purchase securities while its borrowings exceed 5% of its total assets.
    (4) Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.
    (5) Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in REIT's, commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.
    (6) Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").
    (7) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

    If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                            NON-FUNDAMENTAL POLICIES

    The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Directors.

    No Fund may:

    (1) Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing, provided, such Fund may segregate assets without limit in order to comply with the SEC's position regarding the asset segregation requirements of
         Section 18 of the 1940 Act.
    (2)  Invest in companies for the purpose of exercising control.
    (3) Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.
    (4) Invest its assets in securities of any investment company, except as permitted by the 1940 Act.
    (5) Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.
    (6) Enter into a futures contract or options transaction if the Fund's total outstanding obligations resulting from such futures contract or option transaction would exceed 10% of the Fund's total assets, and each Fund will maintain assets sufficient to meet its obligations under such contracts or transactions with the Fund's custodian or will otherwise comply with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

                  MANAGEMENT OF THE CORPORATION AND THE FUNDS

                                  THE ADVISER

    The Corporation and Robert Fleming Inc. (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Corporation or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

    Each of the Funds' Board of Directors, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or its affiliates, has approved the Advisory Agreement for each Fund.

    In approving the Advisory Agreement, the Board of Directors of each Fund focused primarily on the nature, quality and scope of the operations and services provided by the Adviser to each Fund and comparative fee information concerning other investment companies with similar investment objectives and policies. Each Fund's Board of Directors compared the terms of the Advisory Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the anticipated benefits to the Adviser of its relationship with each Fund. In addition, each Fund's Board of Directors considered the commitment of the Adviser to maintain the services provided to the Fund, and met with representatives of the Adviser to discuss the financial condition of the Adviser and the Adviser's intentions with respect to the management of the Funds. In addition to the foregoing primary considerations, each Fund's Board of Directors considered whether there were any conditions likely to affect the ability of the Adviser to retain and attract qualified personnel to manage the Funds. Each Fund's Board of Directors requested and reviewed, with the assistance of its own legal counsel, materials furnished by the Adviser. These materials included financial statements as well as other written information regarding the Adviser and its personnel, operations and financial condition. In connection with these considerations, the Board considered possible alternatives to approval of the Advisory Agreement.

    The Board of Directors of each Fund concluded that the Advisory Agreement enabled the applicable Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the Advisory Agreement was in the best interest of the Fund and its shareholders.

    The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Adviser is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("JPMorgan Chase") is a global financial services firm headquartered in New York. On August 1, 2000, Chase Manhattan Corporation acquired Robert Fleming Holdings Limited, which was Robert Fleming Inc.'s indirect parent. On
December 14, 2000, Fund shareholders approved the Advisory Agreement with Robert Fleming Inc.

    The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Directors of the Corporation or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Corporation.

    JPMorgan Chase Bank has agreed that it will reimburse each Fund as described in the Prospectuses, to the extent necessary to maintain each Fund's total operating expenses (excluding interest, taxes, and extraordinary expenses of the Fund) at the following annual rate of each Fund's average daily net assets until April 30, 2003:

    Mid Cap Value--A                                 1.25%
    Mid Cap Value--B                                 2.00%
    Mid Cap Value--C                                 2.00%
    Mid Cap Value--Select                            1.00%
    Mid Cap Value--Institutional                     0.75%
    Small Cap Growth--A                              1.60%
    Small Cap Growth--B                              2.35%
    Small Cap Growth--C                              2.35%
    Small Cap Growth--Select                         1.10%
    Small Cap Growth--Institutional                  0.85%

    The Adviser believes that it is likely that the Funds will be of a sufficient size to permit the reimbursement of any such reductions or payments. However, there is no assurance that any such reimbursements will be made. Reimbursement is contingent upon the Adviser's determination that it will seek reimbursement from the Fund. In addition, the Board of Directors must approve any requested reimbursement. Further, any expenses which cannot be recouped within three years will never be reimbursed by the Fund. In other words, any unrecouped amount after the three year period would not require payment either on liquidation of the Fund or termination of the Advisory Agreement.

    The table below sets forth the advisory fees (in thousands) paid by the Fund listed to the Adviser for the fiscal periods indicated.

Mid Cap Value--For the fiscal years ended September 30, 1999, 2000 and 2001
were: $31, $33 and $38 respectively.            .

Small Cap Growth--For the fiscal years ended September 30, 1999, 2000 and 2001
were: $15 and $28, and $21 respectively.            .

    The table below sets forth the other expenses, including advisory fees (in thousands), the Adviser waived/reimbursed the Funds listed for the fiscal periods indicated.

Mid Cap Value--For fiscal years ended September 30, 1999, 2000 and 2001 were:
$135, $136 and $157, respectively.            .

Small Cap Growth--For the fiscal years ended September 30, 1999, 2000 and 2001 were: $132, $141, and $104, respectively.

                               THE ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"), JPMorgan Chase Bank ("Chase") is the Administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Corporation of all documents required to be filed for compliance by the Corporation with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. Chase was formed on November 10, 2001 from the merger of the Chase Manhattan Bank (CMB) and Morgan Guaranty Trust Company of New York.

    Under the Administration Agreement, Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Directors of the Corporation, including a majority of the Directors who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Corporation on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Corporation, or by Chase on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940
Act). The Administration Agreement also provides that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

    In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets in excess of $25 billion. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis. Chase may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.

    Under prior arrangement, for the fiscal year ended September 30, 2001 CMB was paid or accrued the following administrative fees with respect to the following Funds, and waived the amounts in parentheses following each such fee (in thousands):

                                           PAID/
                                          ACCRUED  WAIVED
                                          -------  ------
    Mid Cap Value Fund                      $ 3     $(3)
    Small Cap Growth Fund                   $ 1     $(1)

    The table below sets forth the fees paid by each Fund listed to Investment Company Administration, LLC ("ICA"), the Funds' former Administrator, for the fiscal periods indicated (in thousands).

Mid Cap Value Fund--For the fiscal years ended September 30, 1999, 2000 and 2001 were: $40, $40 and $24, respectively.

Small Cap Growth Fund--For the fiscal years ended September 30, 1999, 2000, and 2001 were: $40, $40 and $23, respectively.

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Corporation's exclusive distributor. The Distributor holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Corporation, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Corporation and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Corporation dated April 11, 2001, the Distributor receives no compensation in its capacity as the Funds' distributor. The Distributor is a wholly-owned indirect, subsidiary of The BYSIS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    The Distribution Agreement will continue in effect with respect to each Fund for a period of two years after execution and thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Directors of the Corporation and a vote of the Directors who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Directors" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation including a vote of a majority of the Directors who are not "interested persons" of the Corporation, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or
(ii) more than 50% of the Fund's outstanding voting securities, whichever is less. The principal offices of the Distributor are located at 1211 Avenue of the Americas, New York, New York 10036.

                               DISTRIBUTION PLAN

    The Corporation has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Funds, which provides that such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of up to 0.25%, and Class B and Class C shares pay a Distribution Fee of up to 1.00% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 1.00% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B or Class C shares.

Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 1.00% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B or Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Directors and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Corporation and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Directors"). The Distribution Plan requires that the Corporation shall provide to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Directors shall be committed to the discretion of the disinterested Directors (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Directors or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Directors and the Qualified Directors. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

    Expenses paid by the Distributor related to the distribution of Trust shares for the fiscal year ended September 30, 2001 were as follows:

                                          MID CAP VALUE FUND  SMALL CAP GROWTH FUND
                                          ------------------  ---------------------
Advertising and sales literature               $    30               $   12
Printing, production and mailing of
  prospectuses and shareholder reports
  to other than current Shareholders            19,203                4,016
Compensation to dealers                            134                   26
Compensation to sales personnel                    363                  159
B Share financing charges                        2,150                  159
Equipment, supplies and other indirect
  Distribution-related expenses                    143                   13

    With respect to the Class B shares and Class C shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as finance agent.

    The table below sets forth for each Fund the distribution fees paid to the Distributor and the fees waived by the Distributor for the fiscal year ended September 30, 2001 (in thousands):

                                          PAID  WAIVED
                                          ----  ------
Mid Cap Value Fund
  Class A                                  $1     $1
  Class B                                   3      1
  Class C                                   2      1
Small Cap Growth Fund
  Class A                                  --     --
  Class B                                  --     --
  Class C                                  --     --

                          SHAREHOLDER SERVICING AGENTS

    The Corporation has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Funds as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Funds; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Funds, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Funds; and provide such other related services as the Funds or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    In consideration of the service provided by the Shareholder Servicing Agent pursuant to the Servicing Agreement, the Shareholder Servicing Agent receives from each Fund a fee of 0.25% for the Select, Class A, Class B and Class C shares and a fee of 0.10% for the Institutional shares, expressed as a percentage of the average daily net asset values of Fund shares. The Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Funds on a month-to-month basis.

    The Adviser and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by the Adviser and/or the Distributor.

    The Adviser and its affiliates and the Funds and their affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                 TRANSFER AGENT

    The Corporation has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Corporation. DST's address is 210 West 10th Street, Kansas City, MO 64105.

                                   CUSTODIAN

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund, and receives such compensation as is from time to time agreed upon by the Corporation and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for the Funds. Chase is located at 4 Metrotech Center, Brooklyn, NY 11245.

              DIRECTORS AND PRINCIPAL OFFICERS OF THE CORPORATION

    The management and affairs of the Corporation are supervised by the Directors under the laws of the State of Maryland. The Directors and Officers of the Corporation and their principal occupations during the past five years, addresses and dates of birth are set forth below. Each may have held other positions with the named companies during that period. The Corporation pays the fees to unaffiliated Directors for their service as directors. Unless otherwise noted, the business address of each Director and each Officer is 522 Fifth Avenue, New York, New York 10036.

                                   DIRECTORS

    WILLIAM J. ARMSTRONG--Director; Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is December 4, 1941.

    ROLAND R. EPPLEY, JR.--Director; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971 - 1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. (open-end mutual funds). Address: 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is April 1, 1932.

    ANN MAYNARD GRAY--Director; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc (pharmaceuticals). Address: 1262 Rockrimmon Road, Stamford, CT 06903. Her date of birth is August 22, 1945.

    MATTHEW HEALEY--Director and President of the Board; Former Chief Executive Officer of certain trusts in the JPMorgan Fund Complex through April 2001.
Address: Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

    FERGUS REID, III--Director and Chairman of the Board; Chairman and Chief Executive Officer, Lumelite Corporation (plastics manufacturing), since September 1985; Trustee, Morgan Stanley Funds. Address: 202 June Road, Stamford, CT 06903. His date of birth is August 12, 1932.

    JAMES J. SCHONBACHLER--Director; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. (financial services). Address: 3711 Northwind Court, Jupiter, FL 33477. His date of birth is January 26, 1943.

    LEONARD M. SPALDING*--Director; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management (investment management); and formerly Chief Investment Executive of the Chase Manhattan Private Bank (investment management). Address:
2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is July 20,
1935.

    H. RICHARD VARTABEDIAN--Director; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is January 26, 1936.

    The Directors decide upon general policies and are responsible for overseeing the Corporation's business affairs. The Board of Directors of the Corporation presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met three times during the fiscal year ended December 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The members of the Governance

------------------------
* Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co. ("J.P. Morgan Chase").

Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Director/ Trustee compensation issues.

    Each Director is currently paid an annual fee of $120,000 for serving as Director of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Director compensation expenses paid by the Corporation and the JPMorgan Fund Complex for the calendar year ended December 31, 2001 are set forth below:

                                   AGGREGATE DIRECTOR
                                      COMPENSATION
                                        PAID BY
                                ------------------------       PENSION OR              TOTAL
                                  MID CAP     SMALL CAP    RETIREMENT BENEFIT    COMPENSATION PAID
                                VALUE FUND   GROWTH FUND  ACCURED BY THE "FUND       FROM FUND
                                DURING 2001  DURING 2001       COMPLEX"**           COMPLEX(1)
                                -----------  -----------  ---------------------  -----------------
William J. Armstrong, Director      $ 5          $1              $30,616             $106,500
Roland R. Eppley, Jr.,
  Director                            5           1               44,137              107,500
Ann Maynard Gray, Director            4           1                  N/A              100,000
Matthew Healey, Director and
  President of the Board (2)          5           1                  N/A              116,665
Fergus Reid, III, Director and
  Chairman of the Board              11           3               85,527              240,415
James J. Schonbachler,
  Director                            1           4                  N/A              100,000
Leonard M. Spalding, Jr.,
  Director*                           1           0               27,891              102,000
H. Richard Vartabedian,
  Director                            7           2               66,879              153,865

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase.
 ** On February 22, 2001, the Board of Directors voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Directors serve includes 10 investment companies.
(2) Pierpont Group, Inc., which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Directors instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Director (who is not an employee of any of the Funds, the Adviser, the Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Director's fees are deferred until the payment date elected by the Director (or the Director's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Director at the time of deferral. If a deferring Director dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Director's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

    The Directors decide upon general policies and are responsible for overseeing the Corporation's business affairs.

                                    OFFICERS

    The Corporation's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Corporation, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York, 10036.

    GEORGE GATCH; President, Managing Director, J.P. Morgan Investment Management Inc. Mr. Gatch is head of J.P. Morgan Fleming's U.S. Mutual Funds and FInancial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.

    DAVID WEZDENKO; Treasurer. Vice President, J.P. Morgan Investment
Management Inc. Mr. Wezdenko is the Chief Operating Officer for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG; Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    MICHAEL MORAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Moran is the Chief Financial Officer of JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at J.P. Morgan Chase (or its predecessors). His date of birth is July 14, 1969.

    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan Chase (or its predecessors) in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, including Assistant

General Counsel, Tax Director, and Co-head of Fund Administration Deptartment. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as Assistant Secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    PAUL M. DERUSSO; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for certain trusts in the JPMorgan Fund Complex since prior to 1996. His date of birth is December 3, 1954.

    LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration Group as a Budgeting Analyst for the Budgeting and Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

    MARY SQUIRES; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase organization (or its predecessors). Her date of birth is January 8, 1955.

    NIMISH S. BHATT; Assistant Treasurer. Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.

    ARTHUR A. JENSEN; Assistant Treasurer. Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.

    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

                                CODES OF ETHICS

    The Corporation, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                      CONTROL PERSONS AND SHARE OWNERSHIP

    As of December 31, 2002, to the knowledge of the Funds, the following shareholders owned of record 5% or more of the outstanding shares of the respective Funds indicated:

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE HELD
------------------------               -------------------------------        ---------------
Mid Cap Value Fund, Class B            Howard Sklar & Fred Heyman TTEE              5.75%
                                       Money Purchase Pension Plan
                                       FBO Skylar Heyman
                                       500 Bedford Ave
                                       Bellmore NY 11710-3546

Mid Cap Value Fund, Class C            MLPF&S for the Sole Benefit of              49.88%
                                       its Customers
                                       ATTN Fund Administration
                                       SEC# 97B00
                                       4800 Deer Lake Dr E FL 3
                                       Jacksonville FL 32246-6484

                                       Winston Moss                                 6.64%
                                       59 Chateau Rothchild Dr
                                       Kenner LA 70065-1906

                                       Donaldson Lufkin Jenrette                    5.01%
                                       Securities Corp Inc
                                       P.O. Box 2052
                                       Jersey City NJ 07303-2052

Mid Cap Value Fund, Institutional      Jonathan K Simon                            18.21%
 Class                                 320 Old Church Rd
                                       Greenwich CT 06830-4824

                                       Oliver M Langenberg TR                       7.72%
                                       U/A 04/04/1983
                                       Oliver M Langenberg Trust
                                       6419 Ellenwood Ave
                                       Saint Louis MO 63105-2228

                                       Robert E Marks                               8.28%
                                       72 Glenville Rd
                                       Greenwich CT 06831-4433

                                       Investors Trust Co Cust                     17.23%
                                       FBO Vincenzo Vigna IRA A/C
                                       P.O. Box 1462
                                       Charlestown RI 02813-0902

                                       Investors Trust Co Cust                      6.08%
                                       FBO Jonathan K Simon IRA A/C
                                       320 Old Church Rd
                                       Greenwich CT 06830-4824

                                       Joyce F Levy                                 5.31%
                                       55 Pecan Valley Dr
                                       New City NY 10956-5539

Mid Cap Value Fund, Select Class       JP Morgan Investment Mgmt                   94.14%
                                       Attn Haskel Ginsberg
                                       522 5th Ave Fl 18
                                       New York NY 10036-7601

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE HELD
------------------------               -------------------------------        ---------------
Small Cap Growth Fund, Class A         Painewebber for the benefit of              37.63%
                                       Paul C Davidson MD PC
                                       PSP Bradford Choice
                                       U/A DTD 10/1/84
                                       P O Box 228
                                       Tucker GA 30085-0228

                                       NFSC FEBO # CID-010286                      29.42%
                                       Carlos M Kier TTEE
                                       Carlos M Kier M D P A PFT
                                       Shring PL
                                       909B Medical Center Dr
                                       Arlington TX 76012-4757

                                       Donaldson Lufkin Jenrette                   10.08%
                                       Securities Corp Inc
                                       P.O. Box 2052
                                       Jersey City NJ 07303-2052

                                       NFSC FEBO # C1D-007226                       5.05%
                                       James Foxx S E Winchester TTE
                                       Meridian Prods Inc 401K PL and
                                       TR U/A 6/26/01
                                       14005 Stemmons Freeway
                                       Dallas TX 75234-3460

Small Cap Growth Fund, Class B         JP Morgan Investment Mgmt                    7.51%
                                       ATTN Haskel Ginsberg
                                       522 5th Ave FL 10
                                       New York NY 10036-7601

                                       Donaldson Lufkin Jenrette                   24.73%
                                       Securities Corp Inc
                                       P.O. Box 2052
                                       Jersey City NJ 07303-2052

                                       NFSC FB0 # CR 1-972010                       9.39%
                                       Chase Manhattan Bank IRA R/O
                                       Cust IRA of Scott A Kushnick
                                       Trad IRA R/O
                                       200 W 90th St Apt 7H
                                       New York NY 10024-1262

                                       NFSC FEBO # C1B-952516                      14.91%
                                       Hsupi Lee
                                       14640 32nd Ave
                                       Flushing NY 11354-3220

                                       First Clearing Corp                         13.47%
                                       A/C 1288-3290
                                       Heather Baker IRA
                                       1013 Camino Real
                                       Redondo Beach CA 90277-4529

                                       National Investor Services FBO               6.49%
                                       391-93303-10
                                       55 Water Street, 32nd Floor
                                       New York NY 10041-0028

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE HELD
------------------------               -------------------------------        ---------------
                                       NFSC FBO # C1Q-526320                        6.39%
                                       John P Pernasilice
                                       120 Willowwood Ln
                                       Camillus NY 13031-9651

Small Cap Growth Fund, Class C         JP Morgan Investment Mgmt                   42.34%
                                       ATTN Haskel Ginsberg
                                       522 5th Ave FL 10
                                       New York NY 10036-7601

                                       NFSC FEBO # AC1-025445                      37.72%
                                       Glenn Millikan
                                       Alberta A Millikan
                                       23600 Marine View Drive S.
                                       Des Moines WA 98198-7352

                                       Investors Trust Co Cust                     19.11%
                                       FBO Diana Lee Sody IRA R/O
                                       504 Bending Ln
                                       Kng of Prussa PA 19406-2635

Small Cap Growth Fund, Institutional   Robert Fleming, Inc.                        67.97%
 Class                                 320 Park Ave
                                       New York NY 10022-6815

                                       Christina A Mohr                            20.37%
                                       514 E 87th St
                                       New York NY 10128-7602

Small Cap Growth Fund, Select Class    JP Morgan Investment Mgmt                   98.09%
                                       ATTN Haskel Ginsberg
                                       522 5th Ave Fl 18
                                       New York NY 10036-7601

    The persons listed above as owning 25% or more of the outstanding shares of each Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

    As of December 31, 2001, the Directors and Officers of the Corporation, as a group, owned less than 1% of the outstanding shares of the Mid Cap Value Fund and Small Cap Growth Fund.

                          COMPUTATION OF TOTAL RETURN

    From time to time the Corporation may advertise the total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns.

    A Fund may periodically compare its performance to that of other mutual funds as reported by mutual fund rating services (such as Lipper Analytical Services, Inc.), financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Fund may also quote the Frank Russell Company or Wilshire Associates consulting firms that compile financial characteristics of common stocks and fixed income securities, regarding non-performance-related attributes of a Fund's portfolio. The Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to Fund management, investment philosophy, and investment techniques.

    A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

    The total return of a Fund refers to the average compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

                         AVERAGE ANNUAL TOTAL RETURNS*
                           (EXCLUDING SALES CHARGES)

    The average annual total rates of return for the Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one year and since inception periods ending September 30, 2001 were as follows:

                                                                         DATE OF
                                           ONE             SINCE          FUND
                                          YEAR           INCEPTION      INCEPTION
                                     ---------------  ---------------  -----------
Mid Cap Value Fund                                                       11/13/97
    Institutional Shares                      11.19%           18.17%
    Class A Shares                            10.86%           18.08%
    Class B Shares                            10.62%           18.01%
    Class C Shares                            10.70%           18.04%
Small Cap Growth Fund                                                    11/14/97
    Select Shares                            -45.44%            0.87%
    Class A Shares                           -45.68%            0.76%
    Class B Shares                           -45.68%            0.76%
    Class C Shares                           -45.76%            0.72%

  * The ongoing fees and expenses borne by Class B and Class C Shares are greater than those borne by Class A Shares; the ongoing fees and expenses borne by a Fund's Class A, Class B, and Class C Shares are greater than those borne by the Fund's Institutional Shares. As indicated above, the performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes, which would require an adjustment to the ongoing expenses. The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds, Chase and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Funds reserve the right to request that the investor buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Funds reserve the right to close out such account and send the proceeds to the address of record. DST, the Funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    An investor can buy shares in the Fund three ways: (i) through an investment representative; (ii) through the Fund's distributor by calling the JPMorgan Service Center; or (iii) through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Corporation has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of the investor's purchase. The Funds receive the net asset value. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                         SALES CHARGE AS A
                                           PERCENTAGE OF:
                                     --------------------------  AMOUNT OF SALES CHARGE REALLOWED TO
AMOUNT OF TRANSACTION AT                             NET AMOUNT      DEALERS AS A PERCENTAGE OF
OFFERING PRICE ($)                   OFFERING PRICE   INVESTED             OFFERING PRICE
------------------                   --------------  ----------  -----------------------------------
Under 100,000                               5.75         6.10                           5.00
100,000 but under 250,000                   3.75         3.90                           3.25
250,000 but under 500,000                   2.50         2.56                           2.25
500,000 but under 1,000,000                 2.00         2.04                           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's distributor may reallow up to the entire sales charge to certain broker dealers. In those instances, broker-dealers selling Class A shares of the Fund may be deemed to be underwriters under the 1933 Act.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million. 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-JPMorgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the JPMorgan Funds family (or if a Fund has only one class, shares of such Fund), excluding shares of any money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or
(ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Directors (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan fund, provided there is no change in account registration.

    Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time. The Funds reserve the right to limit the number of exchanges or to refuse an exchange and the Exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.

    Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any contingent deferred sales charge ("CDSC") the investor pays.

    The CDSC for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan;
(iv) a redemption resulting from an over-contribution to an IRA;
(v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional
Class B shares attributable to the Class B shares then converting. The conversion of Class B shares will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectus. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                                NET ASSET VALUE

    Each of the Funds computes its net asset value once daily on Monday through Friday at the time stated in each Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Directors to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

    The net asset value of each Fund is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Fund less the Fund's pro rata share of the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Fund manager,material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Directors. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income
(i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must: derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (8% for gain otherwise taxes at 15%) if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of a Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's Federal Income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains

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
credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

    Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Funds' investments are reviewed by the Board of Trustees. The Funds' portfolio managers may serve other clients of the adviser in a similar capacity. Money market instruments are generally purchased in principal transactions.

    The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the advisers will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

    The Funds' portfolio turnover rates for the three most recent fiscal years were as follows:

                                           2000   2001
                                          ------  -----
Mid-Cap Value Fund                        98.95%    98%
Small Cap Growth Fund                     88.25%    71%

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

    The Adviser may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefited by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund.

    It is expected that the Funds may execute brokerage or other agency transactions through Robert Fleming Inc. or its affiliates, (each an "affiliated broker") each of which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, an affiliated broker is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Corporation and the affiliated broker expressly permitting the affiliated broker to receive and retain such compensation. These rules further require that commissions paid to the affiliated broker by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors, including those who are not "interested persons" of the Corporation, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.

    Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

    Under the advisory agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes:
(i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and

(v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the advisory agreement. The management fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

    The Adviser serves as investment adviser to other clients and investment vehicles which may invest in securities of the same issuers as those in which the Funds invest. The Adviser also may invest for its own account and for the accounts of its affiliates. Certain of the Adviser's activities may cause it to come into possession of material, nonpublic information ("inside information") about an issuer. When the Adviser is in possession of inside information about an issuer, the Adviser may be unable to cause the Funds to purchase or sell securities of that issuer until the information is released to the public or is no longer material. As a result, the Funds may be unable to purchase certain suitable securities, or sell certain securities that it already owns, at the most opportune time. In particular, a Fund's inability to sell a security that it already owns may require the Fund to treat the security as an illiquid security and may have a negative effect on the Fund's valuation of the security. Should the Fund already own a significant amount of illiquid securities, it could be forced to sell other illiquid securities at inopportune times and at prices below what could theoretically be realized in order to comply with the Fund's 15% limit on holding illiquid securities.

    The table below sets forth the brokerage commissions paid by each Fund listed for the periods indicated.

    Mid Cap Value Fund--For the fiscal years ended September 30, 1999, 2000 and 2001, $12,966, $13,065 (of which $284 was paid to firms for research, statistical or other sources provided to the Adviser), and $12,963 respectively.

    Small Cap Growth Fund--For the fiscal years ended September 30, 1999, 2000 and 2001: $1,977 and $3,689 (of which $54 was paid to firms for research, statistical or other sources provided to the Adviser), and $2,029, respectively.

                             DESCRIPTION OF SHARES

    The Articles of Incorporation authorizes the issuance of an unlimited number of series and shares of each series. Each share of a series represents an equal proportionate interest in that series with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the series. Shareholders have no preemptive rights. All consideration received by the Corporation for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

    A Director may be removed by Shareholders at a special meeting called upon written request of majority of Shareholders entitled to cast votes at the meeting. If such a meeting is requested, the Corporation will provide appropriate assistance and information to the Shareholders requesting the meeting to the extent required by law.

                       LIMITATION OF DIRECTORS' LIABILITY

    The Articles of Incorporation provides that a Director shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment adviser, shall not be liable for any neglect or wrongdoing of any such person. The Articles of Incorporation also provides that the Corporation will indemnify its Directors and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Corporation to the fullest extent permitted by law. However, nothing in the Articles of Incorporation shall protect or indemnify a Director against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

                              FINANCIAL STATEMENTS

    The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's September 30, 2001 annual report filing made with the SEC on November 29, 2001 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0001004726-01-500330). The financial statements are available without charge upon request by calling JPMorgan Funds Services at (800) 348-4782.